UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name of agent for service: John E. Denneen, Esquire

Address of agent for service: 745 Fifth Avenue

New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2023 – December 31, 2023

Item 1.	Reports to Shareholders.

royceinvest.com

The Royce Funds 2023 Annual

Review and Report to Shareholders

December 31, 2023

Royce Dividend Value Fund

Royce Global Financial Services Fund

Royce International Premier Fund

Royce Micro-Cap Fund

Royce Pennsylvania Mutual Fund

Royce Premier Fund

Royce Small-Cap Opportunity Fund

Royce Small-Cap Special Equity Fund

Royce Small-Cap Total Return Fund

Royce Small-Cap Value Fund

Royce Smaller-Companies Growth Fund

This page is not part of the The Royce Funds 2023 Annual Report to Shareholders | 1

Letter to Our Shareholders

2023: THE DOG THAT DIDN’T BARK

While every year is eventful and interesting in its own right, we think 2023 held particular interest for equity investors—specifically those of us who focus on small-cap stocks. There was no shortage of consequential geopolitical developments. Some, like the war in Ukraine, showed no evidence of ending or abating, while others, like the terrorist attack on Israel and consequent bombings in Gaza, were new events, as were the well publicized implosions of Silicon Valley, Signature, and First Republic Banks. The contagion was contained, however, and the rest the of the economic news was much brighter, at least here in the U.S. The year began with inflation still stubbornly high and, as a consequence, the Fed still hiking rates and committed to doing so until the rate of rising prices slowed. This commitment bred a curious form of cognitive dissonance, with every public statement from a Fed official pledging adherence to the central bank’s target of 2% inflation almost immediately meeting with word from a financial or investment pundit insisting that they really meant 3-4%.

This was understandable to some degree. Many observers pointed to both inflation’s moderating pace (after peaking in June of 2022) and the resilience of the U.S. economy as evidence that the Fed should take a victory lap and leave rates untouched—or cut them. Many investors shared these views while no doubt hoping that the positive returns for equities through the first half of 2023 would not be put at risk by another round of rate hikes. To be sure, some investors were concerned that “higher for longer” might be all it took to snuff out a nascent recovery for stocks. We shared some of this anxiety. After all, 2022 saw the most aggressive rate hike cycle in the Fed’s history. And it was not just a bad year for the capital markets, it was historically awful: the third-worst calendar year performance for both the small-cap Russell 2000 Index and the large-cap Russell 1000 Index since their shared inception date at the end of 1978, with each posting their lowest respective returns since 2008. It was the seventh worst year for the S&P 500 since its inception in 1928, and the worst ever for the Bloomberg Barclays US Aggregate Bond Index since its inception in 1976. As we wrote one year ago, 2022 offered nowhere to run and nowhere to hide.

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LETTER TO OUR SHAREHOLDERS

The most interesting, and ultimately most significant, element to 2023 was perhaps what did not happen.
The most consistently predicted and regularly anticipated recession—said to be imminent since 2021—
once again failed to materialize in 2023.

In this context, the fear of a second straight down year for stocks, which periodically rattled the U.S. equity markets at various times in 2023, seemed almost logical, hitting small-and large-cap stocks at different points—and with different intensities—throughout the year. However, by the end of December these worries had mostly dissipated. With the Fed holding the line on rates, higher for longer ultimately did not hold back returns. A growing economy, burgeoning optimism about a soft landing for inflation, and confidence that the rate hike cycle had ended combined to lift share prices, as did optimism for rate reductions in 2024. Despite these developments, however, the most interesting, and ultimately most significant, element to 2023 was perhaps what did not happen. The most consistently predicted and regularly anticipated recession—said to be imminent since 2021—once again failed to materialize in 2023. Its absence reminded us of “the curious incident of the dog in the night-time” from the famous Sherlock Holmes story, “The Adventure of Silver Blaze.” The iconic detective solves the case by pointing out how odd it was that the dog guarding the pen where the titular racehorse was stabled failed to bark when Silver Blaze was stolen. The phrase has since been used as shorthand to describe situations when what doesn’t happen matters at least as much, if not more, than what does. Which is about as apt a description of 2023 as we think can be found.

THE STATE OF SMALL-CAP

As measured by the Russell 2000 Index, small-cap stocks did quite well in 2023, advancing 16.9%. Yet most of this gain came in a robust rally from the 2023 low on October 31st through the end of the year. So, although small-caps kicked off the year with high returns, they trended mostly downward from early February into Halloween. All told, the Russell 2000 had a positive return in just five months in 2023: January, June, July, November, and December, with the last two months combining to post an impressive gain of 22.4%. Thanks to this exceptional close, the Russell 2000 escaped a bear market at the end of

2023, though the small-cap index remained down -14.3% from its last peak on 11/8/21, while large-caps continued to establish new highs in December and into January 2024. Moreover, as of 12/31/23, the average stock in the small-cap index was -25.1% off its 52-week high. In this context, it was not terribly surprising that small-cap’s excellent finish could not lift its calendar-year return above large-cap’s. The Russell 1000 Index gained 26.5% in 2023 while also beating small-cap for the 3-, 5-, and 10-year periods ended 12/31/23. In fact, large-caps outpaced small-caps in nine of the last 10 calendar years.

Small-Caps Lagged Large-Caps from the Russell 2000’s Last Peak

Russell 2000 and Russell 1000 Cumulative Returns, 11/8/21-12/31/23

Past performance is no guarantee of future results.

This seemingly chronic bout of underperformance has made the current cycle a deeply frustrating one for small-cap investors. At the end of January 2024, 594 days had passed from the current cycle low for the Russell 2000, making it the second longest stretch without recovering its prior peak on record. The two other lengthy small-cap cycles each encompassed dramatic developments: the implosion of high-flying technology stocks in 2000-02, when the Russell 2000 needed 456 days from its trough to match its previous peak, and the 2008-09 Financial Crisis, when 704 days passed before small-caps recovered from the trough during that global financial catastrophe. So, while the current small-cap cycle has taken place amid ample uncertainty along with a record pace of interest rate increases, it

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LETTER TO OUR SHAREHOLDERS

has lacked the existential threats that characterized the Internet Bubble and, even more so, the Financial Crisis. The latter period also saw less bifurcation between small- and large-cap returns. The key question, then, is when will this cycle end and potentially usher in a small-cap outperformance run? It’s a point we’ll touch on later in this letter.

Within small-cap, both the value and growth indexes had strong finishes to the year, with the 4Q23 advantage squarely in value’s favor: the Russell 2000 Value Index advanced 15.3% versus 12.7% for the Russell 2000 Growth Index. It’s comparatively rare for small-cap value to beat its growth sibling in a positive quarter, particularly one with double-digit gains. It’s happened in only 42 of 119 positive quarters, or 35% of the time since the Russell 2000’s inception on 12/31/78. The Russell 2000 Value also led from the previous 2023 small-cap high on July 31st, up 4.0% versus -0.2% through the end of December. For 2023 as a whole, however, growth led, gaining 18.7% versus 14.6%. It’s worth noting that 2023’s results contributed to something of a sawtooth pattern of relative performance. The Russell 2000 Value led for the 3-year (in which the Russell 2000 Growth lost -3.5%) and 5-year periods while small-cap growth, in addition to its 1-year advantage, also outperformed for the 10-year period ended 12/31/23.

THE VALUATION SITUATION

Reviewing long-term performance patterns, we find that small-cap enjoyed a longstanding advantage over large-cap— just as small-cap value did versus small-cap growth. Each of these dynamics began to shift in the aftermath of the Financial Crisis, starting in earnest in 2011. In eight of the last 13 years, the Russell 1000 and Russell 2000 Growth each had higher returns than both the Russell 2000 and Russell 2000 Value. Yet prior to that, the long-term edge was with the Russell 2000 and Russell 2000 Value. In light of this dominance from large-caps—and more recently mega-cap stocks—it appears that many investors may have forgotten how anomalous the backdrop to the last 13 years has been until just recently, with anemic economic growth and record low interest rates.

Now that both GDP and rates are returning to more historically typical levels, we expect to see some meaningful long-term mean reversion going forward. To that end, large-cap outperformance cycles have historically peaked when a relatively small number of the largest stocks were winning the lion’s share of performance—which was the case with the S&P 500 and the Nasdaq Composite Indexes in 1973 and March 2000.

We therefore see something of a silver lining to the recent relative performance woes for small-cap stocks versus their

Large-Cap Cycles Peak at Market Tops Crowded with Mega-Caps

Weight of Top 5 S&P 500 Stocks vs. Small-Cap Relative Performance, 9/29/72-12/31/23

Source: Furey Research Partners

Past performance is no guarantee of future results.

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LETTER TO OUR SHAREHOLDERS

Relative Valuations for Small Caps vs. Large Caps Are Near Their Lowest in 25 Years

Russell 2000 vs. Russell 1000 Median LTM EV/EBIT¹ (ex. Negative EBIT Companies), 12/31/98 through 12/31/23

1 Earnings Before Interest and Taxes

Past performance is no guarantee of future results. Source: FactSet larger peers. The Russell 2000 sported a far more attractive valuation than its large-cap counterpart at the end of last year. Using our preferred index valuation metric of enterprise value to earnings before interest and taxes, or EV/EBIT, the Russell 2000 finished 2023 not far from its 25-year low relative to the Russell 1000.

Similarly, small-cap value continued to sell at a below average valuation compared to small-cap growth at the end of the year, as measured by EV/EBIT. Micro-cap stocks also remain very attractively valued relative to large-cap based on EV/EBIT. As small-cap specialists, we see the combination of more attractive valuations and reversals in long-term performance patterns as showing the significant performance potential that exists for small-cap, small-cap value, and micro-cap stocks—especially when stacked against their large- and mega-cap counterparts.

SMALL-CAP OPPORTUNITIES

To be sure, with the Fed’s decision on 1/31/24 to leave interest rates unchanged for a third consecutive time, the backdrop of normalized interest rates, tamer inflation, and a growing, nicely resilient U.S. economy appears amenable to strong equity performance. It also looks to us that small-cap’s lengthy stretch in the relative performance wilderness has run its course. Our reasoning is rooted in the notion that, as the economy continues to stabilize, valuations are likely to rise for those businesses that have largely sat out the mega-cap performance regime. Such a move looks more likely to benefit small-cap companies than larger ones. Moreover, the early tracking estimates for real GDP in 1Q24 are highly favorable, and ongoing positive GDP growth brings the U.S. economy that much closer to the Fed’s desired “soft landing.”

Of course, we are bottom-up stock pickers and portfolio managers, not economists—and we eschew predictions. But we also understand that long-term mean reversion to small-cap leadership requires a catalyst. For all of the encouraging developments, the U.S. economy is at this writing in something of a schizoid condition, with high levels of consumer spending on one hand and a manufacturing and industrial slowdown on the other. Yet in 2024, the U.S. economy will see more tangible benefits from reshoring, the CHIPS Act, and several infrastructure projects. Closer to our zone of expertise, earnings growth for small-cap companies is currently expected to be higher than for larger-cap businesses in 2024.

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LETTER TO OUR SHAREHOLDERS

We are looking forward to what we think should be a favorable cycle for small-cap stocks and active management. We are more optimistic about the long-term prospects for select small-caps than we have been in several years.

Small-Cap’s Estimated Earnings Growth Is Expected to Be Higher in 2024 than Large-Cap’s

One Year EPS Growth as of 12/31/23

Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock. The EPS Growth Estimates are the pre-calculated mean long-term EPS growth rate estimates by brokerage analysts. Long Term Growth (LTG) is the annual EPS growth that the company can sustain over the next 3 or 5 years. Both estimates are the average of those provided by analysts working for brokerage firms who provide research coverage on each individual security as reported by FactSet. All non-equity securities, investment companies, and companies without brokerage analyst coverage are excluded.

One critical consequence of interest rates normalizing is that access to capital now has real costs—which should benefit conservatively capitalized, fiscally prudent small-cap companies and the asset managers who hold them. The price of carrying leverage on the balance sheet began to climb when the Fed first started raising rates in March of 2022—and its increased cost means that advantages should accrue to those businesses with low debt, the ability to generate free cash flow, and proven skill allocating capital prudently and effectively. Returns are thus likely to be spread more widely over the next few years, with the reign of the Magnificent 7—the mega-cap cohort of Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia, and Tesla—likely coming to an end and with it, small-cap’s long stretch of underperformance. To be sure, attractively priced, high-quality and/or growing small-cap businesses that have largely sat out the mega-cap performance regime could be clear beneficiaries. To us, this represents a great opportunity for active managers seeking to identify those small-cap businesses best positioned for long-term success. Our outlook is therefore constructive. Of course, we always put the most stock in what we’re hearing from management teams—most of whom remain cautiously optimistic about 2024. We are therefore looking forward to what we think should be a favorable cycle for small-cap stocks and active management. We are more optimistic about the long-term prospects for select small-caps than we have been in several years.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer, and	Co-Chief Investment Officer,
Royce Investment Partners	Co-Chief Investment Officer,	Royce Investment Partners
January 31, 2024	Royce Investment Partners

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Performance and Expenses

Performance and Expenses

As of December 31, 2023		AVERAGE ANNUAL TOTAL RETURNS (%)							ANNUAL OPERATING
									EXPENSES (%)
							SINCE	INCEPTION
	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	INCEPTION	DATE	GROSS	NET
Royce Dividend Value Fund	22.92	8.44	11.57	6.58	11.25	N/A	8.45	5/3/04	1.62[2]	1.34[2]
Royce Global Financial Services Fund	15.72	3.51	9.68	6.48	10.48	7.72	7.72	12/31/03	1.98[2]	1.57[2]
Royce International Premier Fund	7.62	-6.07	5.18	5.18	N/A	N/A	5.53	12/31/10	1.59 [2]	1.44 [2]
Royce Micro-Cap Fund	19.31	6.58	12.80	5.72	9.80	7.26	10.45	12/31/91	1.24	1.24
Royce Pennsylvania Mutual Fund	26.66	8.64	13.11	8.02	11.93	9.03	13.19[1]	N/A	0.96	0.96
Royce Premier Fund	22.53	6.42	12.51	8.19	11.65	9.90	11.25	12/31/91	1.18	1.18
Royce Small-Cap Opportunity Fund	19.58	9.07	16.05	8.65	14.49	9.30	11.90	11/19/96	1.23	1.23
Royce Small-Cap Special Equity Fund	12.83	8.99	9.39	5.96	9.85	7.72	8.62	5/1/98	1.21	1.21
Royce Small-Cap Total Return Fund	24.07	10.62	11.65	7.41	10.96	8.25	10.27	12/15/93	1.26	1.26
Royce Small-Cap Value Fund	26.08	13.30	9.96	5.34	9.58	8.19	8.87	6/14/01	1.59[2]	1.49[2]
Royce Smaller-Companies Growth Fund	16.97	-5.18	9.49	6.38	10.25	7.87	9.95	6/14/01	1.55[2]	1.49[2]
INDEX
Russell 2000 Index	16.93	2.22	9.97	7.16	11.30	8.11	N/A	N/A	N/A	N/A
Russell Microcap Index	9.33	0.61	8.56	5.79	10.65	6.39	N/A	N/A	N/A	N/A
Russell 2000 Value Index	14.65	7.94	10.00	6.76	10.27	7.68	N/A	N/A	N/A	N/A
Russell 2000 Growth Index	18.66	-3.50	9.22	7.16	12.07	8.28	N/A	N/A	N/A	N/A
Russell 2500 Index	17.42	4.24	11.67	8.36	12.66	9.08	N/A	N/A	N/A	N/A
MSCI ACWI ex USA Small Cap Index	15.66	1.49	7.89	4.88	9.31	7.46	N/A	N/A	N/A	N/A
MSCI ACWI Small Cap Index	16.84	3.33	9.85	6.66	11.16	8.47	N/A	N/A	N/A	N/A

[1]	For Royce Pennsylvania Mutual Fund, the average annual total return shown is for the 50-year period ended 12/31/23.

[2]	Reflects Service Class expenses which include a 25bps distribution and/or service fee.

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Investment and Service Class shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% for Royce International Premier Fund). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.royceinvest. com. All performance and expense information reflects results of the Funds’ oldest share Class (Investment Class or Service Class, as the case may be). Annual gross operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and/or service fees, other expenses, and any applicable acquired fund fees and expenses. Annual net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business, to the extent necessary to maintain net operating expenses at or below: 1.34% for Royce Dividend Value Fund; 1.44% for Royce International Premier Fund; and 1.49% for each the Royce Global Financial Services, Small-Cap Value, and Smaller-Companies Growth Funds through April 30, 2024. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds and other investment companies.

Service Class shares bear an annual distribution expense that is not borne by the Funds’ Investment Class. If such distribution expenses had been reflected for Funds showing Investment Class performance, returns would have been lower. Each series of The Royce Fund is subject to market risk–the possibility that common stock prices will decline, sometimes sharply and unpredictably, over short or extended periods of time. Such declines may be caused by various factors, including market, financial, and economic conditions, governmental or central bank actions, and other factors, such as the recent Covid pandemic or the recent conflicts in Ukraine and the Middle East, that may not be directly related to the issuer of a security held by a Fund. These conflicts and the recent pandemic could adversely affect global market, financial, and economic conditions in ways that cannot necessarily be foreseen. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments are usually denominated in foreign currencies and such Funds do not intend to hedge their foreign currency exposures, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. Certain Funds invest a significant portion of their assets in a limited number of stocks or focus their investments in a particular sector or industry, which may involve considerably more risk than a more broadly diversified portfolio because they may be more susceptible to any single corporate, economic, political, regulatory, or market event. A broadly diversified portfolio, however, does not ensure a profit or guarantee against loss. (Please see “Primary Risks for Fund Investors” and “Investing in Foreign Securities” in the prospectus.) This Review and Report must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks, excluding the United States. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small- cap stocks. Index returns include net reinvested dividends and/or interest income. The performance of an index does not represent exactly any particular investment as you cannot invest directly in an index. Distributor: Royce Fund Services, LLC.

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MANAGER’S DISCUSSION (UNAUDITED)

Royce Dividend Value Fund (RDV)

Chuck Royce

FUND PERFORMANCE

Royce Dividend Value Fund advanced 22.9% in 2023, outperforming its benchmark, the Russell 2500 Index, which was up 17.4% for the same period.

WHAT WORKED… AND WHAT DIDN’T

Seven of the Fund’s eight equity sectors made positive contributions to 2023’s performance, with the biggest impacts coming from Financials, Industrials, and Consumer Discretionary. Real Estate was the lone detractor while the smallest contributions came from Information Technology and Energy. At the industry level, capital markets (Financials), household durables (Consumer Discretionary), and banks (Financials) contributed most for the calendar year period, while real estate management & development (Real Estate), financial services (Financials), and specialized REITs (Real Estate) were the largest detractors.

The portfolio’s top contributor at the position level for the calendar year was First Citizens BancShares. Although a relative newcomer to the portfolio, it’s a company we have owned in other Royce-managed portfolios for several years. In March of 2023, First Citizens made its FDIC-assisted acquisition of Silicon Valley Bank. The market eventually re-rated its shares, first as it became clear that the acquisition was accretive and again when no systemic banking crisis materialized. Worthington Enterprises makes metal products and operates four segments: Steel Processing, Consumer Products, Building Products, and Sustainable Energy Solutions. In early December, the company separated out its steel processing business, Worthington Steel, into a standalone, publicly traded company. Later that month, Worthington reported solid results for the second quarter of fiscal 2024. The Carlyle Group is a multinational private equity, alternative asset management, and financial services corporation whose shares rose the most in the last two months of 2023, when the company reported lower-than-expected declines in revenues and fee-related earnings, leading investors to its stock.

The top detractor was Lindsay Corporation, which provides center pivot irrigation systems for commercial agriculture. Investors fled the stock in June when Lindsay reported disappointing fiscal third quarter results, which included a double-digit revenue decline from 2022’s third quarter and substantially lower earnings per share than had been expected. We are cautiously optimistic about Lindsay’s long-term prospects, including the potentially positive effect of increased infrastructure spending in 2024. Franco-Nevada is a Toronto-based gold-focused royalty and streaming company with a diversified natural resources portfolio. The company provides cash upfront to miners for building mines or expanding existing assets. In exchange for putting up cash, Franco-Nevada receives the right to buy precious metals at lower rates in the future. Slumping gold prices and a large mine investment that was dormant both hurt its stock price in 2023. BOK Financial is a bank that operates in attractive geographies across the Midwest and Southwest U.S. Despite what we saw as a strong deposit franchise, demand deposits/total deposits declined in 2023, and deposit beta—which measures deposit-rate sensitivity to Fed fund rate changes—was higher than anticipated, pressuring net interest margins. Fears of a commercial real estate (“CRE”) recession also likely kept the stock under pressure, even as CRE comprised only 21.4% of total loans as of 2Q23, with offices only representing 4.3%.

Top Contributors to Performance		Top Detractors from Performance
For 2023 (%)[1]		For 2023 (%)[2]
First Citizens BancShares Cl. A	2.37	Lindsay Corporation	-0.99
Worthington Enterprises	2.04	Franco-Nevada	-0.66
Carlyle Group	1.62	BOK Financial	-0.58
Comfort Systems USA	1.58	Kennedy-Wilson Holdings	-0.10
Evercore Cl. A	1.56	NewtekOne	-0.06
[1] Includes dividends		[2] Net of dividends

The Fund’s advantage over the Russell 2500 in 2023 came overwhelmingly from stock selection, though sector allocation also contributed. Stock selection was strongest in the Financials and Consumer Discretionary sectors, while our significantly lower exposure to Health Care also contributed meaningfully. Conversely, our much lower weighting in Information Technology, stock selection and a much higher weighting in Materials, and stock selection in Industrials detracted most from relative performance.

CURRENT POSITIONING AND OUTLOOK

Our outlook is constructive. First, we suspect that returns are likely to be spread more widely over the next few years and that the reign of the Magnificent 7—the mega-cap cohort of Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia, and Tesla—may be coming to an end, especially if 2023’s fourth quarter and early January 2024 are any indication. The backdrop of moderating inflation, normalized interest rates, and a still growing U.S. economy also bolsters our belief that small-cap’s lengthy stretch in the relative performance wilderness has run its course. We believe moderate economic growth and the more normalized rate environment should support a broadening of equity market returns where dividend paying small-and mid-caps could be clear beneficiaries, especially those businesses that have largely sat out the mega-cap performance regime. Even more important is what we’ve been hearing from management teams—most of whom remain cautiously optimistic about 2024. We see an increasing likelihood, for example, that the U.S. economy will achieve the much-desired soft landing—which is encouraging for many reasons. The next few years will see even more tangible benefits of reshoring, the CHIPS Act, and numerous infrastructure projects, and many of our holdings are poised to benefit from these developments. We’re looking forward to what we think should be a favorable cycle for small- and mid-cap stocks.

8 | The Royce Funds 2023 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYDVX RDVIX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/23

	JUL-DEC 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (5/3/04)
RDV	9.83	22.92	8.44	11.57	6.58	11.25	8.45
Annual Gross Operating Expenses: 1.62%			Annual Net Operating Expenses: 1.34%

1 Not annualized

Morningstar Style Map™As of 12/31/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 84 for additional information.

Value of $10,000

Invested on 5/3/04 as of 12/31/23 ($)

Top 10 Positions

% of Net Assets

Carlyle Group	4.9
HEICO Corporation Cl. A	4.2
SEI Investments	3.8
Applied Industrial Technologies	3.7
Hubbell Incorporated	3.7
Evercore Cl. A	3.7
Graco	3.5
Royal Gold	3.4
Lincoln Electric Holdings	3.1
First Citizens BancShares Cl. A	3.0

Portfolio Sector Breakdown

% of Net Assets

Industrials	34.9
Financials	34.0
Materials	14.9
Consumer Discretionary	6.1
Health Care	3.8
Real Estate	1.9
Energy	1.6
Information Technology	1.6
Cash and Cash Equivalents	1.2

Calendar Year Total Returns (%)
YEAR	RDV
2023	22.9
2022	-13.6
2021	20.1
2020	4.5
2019	29.8
2018	-16.2
2017	21.7
2016	16.4
2015	-5.7
2014	-2.1
2013	30.7
2012	16.9
2011	-4.5
2010	30.1
2009	37.7

Upside/Downside Capture Ratios

Periods Ended 12/31/23 (%)

	UPSIDE	DOWNSIDE
10-Year	93	103
From 6/30/04 (Start of Fund’s First Full Quarter)	92	92

Portfolio Diagnostics

Fund Net Assets	$63 million
Number of Holdings	48
Turnover Rate	14%
Average Market Capitalization [1]	$7,236 million
Weighted Average P/E Ratio [2,3]	15.2x
Weighted Average P/B Ratio [2]	2.8x
Active Share [4]	97%
U.S. Investments (% of Net Assets)	73.8%
Non-U.S. Investments (% of Net Assets)	25.0%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/23).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Annual gross operating expenses reflect the total gross operating expenses for the Fund’s Service Class and include management fees, 12b-1 distribution and/or service fees, and other expenses. Annual net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s annual net operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.34% through April 30, 2024. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Annual Report to Shareholders | 9

MANAGER’S DISCUSSION (UNAUDITED)

Royce Global Financial Services Fund (RFS)

Chuck Royce

FUND PERFORMANCE

Royce Global Financial Services Fund was up 15.7% in 2023, trailing its broad-based global benchmark, the MSCI ACWI Small Cap Index, which was up 16.8% for the same period.

WHAT WORKED… AND WHAT DIDN’T

During 2023, the Fund had investments in five equity sectors, four of which made a positive impact on calendar-year performance. As we would expect, Financials made the biggest positive contribution by far, followed by Real Estate, Industrials, and Information Technology, while Materials was the lone detractor. At the industry level, two groups from Financials were the top contributors—capital markets and banks—followed by real estate management & development (Real Estate). Only two groups detracted in 2023—metals & mining (Materials) and software (Information Technology)—while professional services (Industrials) made the smallest contribution. Holdings in the U.S., Canada, and the United Kingdom made the biggest positive impact on a country level while the biggest detractors were Israel, South Africa, and New Zealand.

The top-contributing position in 2023 was First Citizens BancShares, which we’ve owned for many years, due mostly to its strong liquidity position and stellar deposit franchise. We began adding shares in late 2022 that were trading at roughly 5x earnings per share. In March 2023, First Citizens was chosen by the FDIC to acquire Silicon Valley Bank, most likely owing to its long history of buying failed banks. Silicon Valley’s travails notwithstanding, the purchase was accretive to First Citizens’ tangible book value and earnings, and helped spur a sharp rise in its stock—as did the lack of a banking crisis in the subsequent months. Private equity business KKR & Co. enjoyed a strong finish to the year, with increased sales and earnings to go with a favorably received acquisition announced in November, a more growth-oriented focus in its business segments, and a raised earnings outlook. Rising rates helped the business of Ares Management, an alternative asset manager which also has a business development company that lends money to companies for long-term growth initiatives. It raises capital of its own at attractive rates before lending it at higher ones. In September, Ares released quarterly results that included its second highest quarter of fundraising ever and market share wins from traditional credit providers in a slower market environment.

Top Contributors to Performance		Top Detractors from Performance
For 2023 (%)[1]		For 2023 (%)[2]
First Citizens BancShares Cl. A	3.71	First Republic Bank	-1.96
KKR & Co.	2.23	Charles Schwab	-1.17
Ares Management Cl. A	1.59	Altus Group	-0.99
Intermediate Capital Group	1.42	BOK Financial	-0.84
FirstService Corporation	1.40	Franco-Nevada	-0.84
[1] Includes dividends		[2] Net of dividends

The top-detracting position was San Francisco-based regional bank, First Republic Bank. It was the third bank to declare insolvency in 2023 (following Silicon Valley and Signature Banks) and the second-largest failure since the fall of Washington Mutual in the 2008 Financial Crisis. It was hurt by having too many uninsured deposits and too many reserves in long-term debt instruments, which began losing value when interest rates began to rise. The result was a bailout by JPMorgan Chase in May. The banking crisis helped drive down the shares of financial services specialist Charles Schwab, which has a banking business in addition to its discount brokerage. Its stock remained underwater as bank deposits declined, net new assets tumbled, and the transition of accounts from TD Ameritrade was rocky. Canada’s Altus Group provides asset and fund intelligence for commercial real estate companies. Revenues and earnings were inconsistent in 2023 as Altus tried to navigate a protracted slump in commercial real estate capital deployment.

The portfolio’s relative performance will typically hinge not just on the performance of financial stocks—which made the fourth biggest impact out of the 11 sectors in the Fund’s benchmark in 2023—but also on those sectors where we have little or no exposure relative to the broad-based global benchmark. The Fund’s relative disadvantage versus its benchmark was rooted in sector allocation. The Fund’s significantly lower weightings in Information Technology and Industrials, along with stock selection in Materials, hurt relative performance most. Conversely, stock selection in Financials, as well as a lack of exposure to both Health Care and Utilities, had the biggest positive effect on relative performance.

CURRENT POSITIONING AND OUTLOOK

Our outlook is constructive. First, we suspect that returns are likely to be spread more widely over the next few years and that the reign of the Magnificent 7—the mega-cap cohort of Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia, and Tesla—may be coming to an end, especially if 2023’s fourth quarter and early January 2024 are any indication. The backdrop of moderating inflation, normalized interest rates, and a still growing U.S. economy also bolsters our belief that global small-cap’s lengthy stretch in the relative performance wilderness has run its course. We believe moderate growth and the more normalized rate environment should support a broadening of equity market returns where small-caps could be clear beneficiaries, especially those businesses that have largely sat out the mega-cap performance regime. Even more important is what we’ve been hearing from management teams—most of whom remain cautiously optimistic about 2024. We see an increasing likelihood, for example, that the U.S. economy will achieve the much-desired soft landing—which is encouraging for many reasons. So, we’re looking forward to what we think should be a favorable cycle for small-cap financial stocks.

10 | The Royce Funds 2023 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYFSX RGFIX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/23

	JUL-DEC 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/31/03)
RFS	11.80	15.72	3.51	9.68	6.48	10.48	7.72	7.72
Annual Gross Operating Expenses: 1.98% Annual Net Operating Expenses: 1.57%

1 Not annualized

Morningstar Style Map™ As of 12/31/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 84 for additional information.

Portfolio Country Breakdown 1,2

% of Net Assets

United States	47.0
Canada	26.4
Bermuda	5.6
Israel	4.5
United Kingdom	3.1
India	2.9
Panama	2.3
Brazil	2.0

1 Represents countries that are 1.5% or more of net assets.

2 Securities are categorized by the country of their headquarters.

Top 10 Positions

% of Net Assets

First Citizens BancShares Cl. A	4.7
Tel Aviv Stock Exchange	4.5
Sprott	4.5
FirstService Corporation	4.5
KKR & Co.	4.4
E-L Financial	3.8
Popular	3.5
Franco-Nevada	3.5
Carlyle Group	3.1
Intermediate Capital Group	3.1

Portfolio Industry Breakdown

% of Net Assets

Capital Markets	50.8
Banks	15.7
Real Estate Management & Development	9.0
Insurance	8.7
Financial Services	3.9
Metals & Mining	3.5
Consumer Finance	1.9
Trading Companies & Distributors	1.7
Electronic Equipment, Instruments & Components	1.3
Software	1.1
Professional Services	0.2
Cash and Cash Equivalents	2.2

Value of $10,000

Invested on 12/31/03 as of 12/31/23 ($)

Calendar Year Total Returns (%)

YEAR	RFS
2023	15.7
2022	-20.3
2021	20.3
2020	15.3
2019	24.2
2018	-13.4
2017	22.5
2016	12.9
2015	-4.7
2014	3.5
2013	42.0
2012	20.7
2011	-11.3
2010	18.5
2009	32.1

Portfolio Diagnostics

Fund Net Assets	$27 million
Number of Holdings	49
Turnover Rate	12%
Average Market Capitalization [1]	$3,720 million
Weighted Average P/E Ratio [2,3]	10.6x
Weighted Average P/B Ratio [2]	1.8x
Active Share [4]	99%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/23).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Upside/Downside Capture Ratios

Periods Ended 12/31/23 (%)

	UPSIDE	DOWNSIDE
10-Year	91	88
Fund’s First Full Quarter (12/31/03)	87	85

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. Annual gross operating expenses reflect the total gross operating expenses for the Fund’s Service Class and include management fees, 12b-1 distribution and/or service fees, other expenses and acquired fund fees and expenses. Annual net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s annual net operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2024. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments are usually denominated in foreign currencies and such Funds do not intend to hedge their foreign currency exposures, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Annual Report to Shareholders  |  11

MANAGERS’ DISCUSSION (UNAUDITED)

Royce International Premier Fund (RIP)

Mark Fischer, Mark Rayner, CA

FUND PERFORMANCE

Royce International Premier Fund gained 7.6% in 2023, lagging its benchmark, the MSCI ACWI ex USA Small Cap Index, which was up 15.7% for the same period. The portfolio outperformed its benchmark for the 10-year, and since inception (12/31/10) periods ended 12/31/23.

WHAT WORKED… AND WHAT DIDN’T

Six of the portfolio’s eight equity sectors made a positive impact on calendar year performance, led by Information Technology, Financials, and Materials. Communication Services and Real Estate detracted while Consumer Discretionary made the smallest contribution. At the country level, Japan, Switzerland, and Brazil contributed most in 2023, while Australia, South Korea, and Iceland were the largest detractors.

The portfolio’s top contributor at the position level was Maruwa, a Japanese company that manufactures niche ceramic packaging materials found inside various high-end electronics, including EVs, data center servers, and 5G base stations. These manufacturers rely on Maruwa’s high performance ceramics to transfer away the heat emitted from semiconductor chips as a byproduct of normal operation. Investors seemed to recognize Maruwa as a high-quality business exposed to multiple growth drivers, such as AI servers and EVs. Over the past 10 years to the fiscal year ended in March 2023, Maruwa’s return on net operating assets grew from 9% to 43%, driven by expanding earnings. The company’s balance sheet remains rock solid, with tangible equity accounting for 87% of its assets. Despite the combination of a quality franchise, high returns, attractive growth, and low debt, Maruwa receives little analyst coverage and at the end of 2023 was trading at what we believe was an attractive valuation. Odontoprev is the largest provider of corporate dental care plans in Brazil, partnering with a network of 30,000 dentists. We are attracted to Odontoprev’s high margin yet asset-light business model, which enables it to generate strong cash flows and returns on invested capital, as well as its structural growth prospects supported by Brazil’s expanding middle class. Its stock price growth was very impressive early in 2023, rallying more than 50% in U.S. dollar terms as of late February.

Top Contributors to Performance		Top Detractors from Performance
For 2023 (%)[1]		For 2023 (%)[2]
Maruwa	1.01	New Work	-0.95
Odontoprev	0.99	IPH	-0.82
Mortgage Advice Bureau Holdings	0.91	Restore	-0.77
Open Text	0.83	NICE Information Service	-0.53
OBIC Business Consultants	0.81	Miura	-0.47
[1] Includes dividends		[2] Net of dividends

Germany’s New Work was the Fund’s biggest detractor for 2023. The company operates the largest career networking and recruiting platform in the DACH region of Germany, Austria, and Switzerland. It began as a Business-to-Consumer social networking website in 2003 but has since expanded into subscription-based Business-to-Business products. Its stock fell in May, when New Work reported positive first-quarter results albeit with slower revenue growth which, when coupled with management’s decision to still go ahead with planned investments, resulted in reduced profit guidance for the year. The difficult economic environment in Europe kept its shares in a slump through the rest of 2023 and led us to trim our position. Australia’s IPH is the leading intellectual property (“IP”) services group in Australia and Singapore. The company researches, files, enforces, and manages IP such as patents, designs, and trademarks. The disclosure of a cyber attack in March led its shares downward, even after it was revealed in April that only a small number of clients had their data downloaded, with limited personal data compromised, and that the financial impact was expected to be minimal. Meanwhile, IPH made significant strategic progress during 2023, most notably via the acquisitions of two leading Canadian IP services companies.

The portfolio’s disadvantage versus its benchmark in 2023 was attributable to stock selection—our sector allocation decisions were additive in the calendar-year period. Stock selection in Industrials hurt relative results the most by far, followed by stock selection in Communication Services and Health Care (where our higher weighting also detracted). Conversely, stock selection in Financials, a substantially lower weighting in Real Estate, and lack of exposure to the underperforming Consumer Staples sector contributed most to relative results in 2023.

CURRENT POSITIONING AND OUTLOOK

As we begin 2024, we remain steadfast about providing our investors and clients a portfolio of companies with sustainably high returns on invested capital (ROIC), strong balance sheets, attractive long-term growth prospects, and valuations that in aggregate are equal to or better than that of the broader international small-cap market. We found the last months of 2023 particularly encouraging as we observed two consecutive quarters in which the gap between the three-year annualized price performance of high-ROIC stocks and the overall benchmark began to narrow, suggesting we may be in the early innings of a more sustained return to quality. Private and strategic investors took notice of the decoupling of company quality and share prices in the portfolio: three holdings received take-over bids in the fourth quarter, a level of activity never seen before in the Fund’s history. These actions underscore our optimism for 2024 and beyond, and we remain focused on consistently executing our process to identify superior long-term value compounding businesses for the portfolio.

12  | The Royce Funds 2023 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYIPX RIPNX RIPIX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/23

	JUL-DEC 2023[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (12/31/10)
RIP	3.03	7.62	-6.07	5.18	5.18	5.53
Annual Gross Operating Expenses: 1.59% Annual Net Operating Expenses: 1.44%

1 Not annualized

Relative Returns: Monthly Rolling Average Annual Total Return Periods

Since Inception Through 12/31/23

On a monthly rolling basis, The Fund outperformed the MSCI ACWI x USA SC in 100% of all 10-year periods; 93% of all 5-year periods; and 57% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]
10-year	37/37	100%	7.9	6.3
5-year	90/97	93%	8.3	5.8
1-year	83/145	57%	7.0	6.2

1Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 12/31/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 84 for additional information.

Value of $10,000

Invested on 12/31/10 as of 12/31/23 ($)

Top 10 Positions

% of Net Assets

BML	3.2
Hansen Technologies	3.0
TKC Corporation	2.9
IPH	2.8
Riken Keiki	2.5
Restore	2.4
Intertek Group	2.4
JCU	2.3
Zuken	2.2
DiscoverIE Group	2.1

Portfolio Sector Breakdown

% of Net Assets

Industrials	40.6
Information Technology	21.6
Health Care	11.6
Financials	6.6
Materials	5.7
Communication Services	4.4
Consumer Discretionary	3.5
Real Estate	0.1
Preferred Stock	1.9
Cash and Cash Equivalents	4.0

Upside/Downside Capture Ratios

Periods Ended 12/31/23 (%)

	UPSIDE	DOWNSIDE
10-Year	102	101
Fund’s First Full Quarter (12/31/10)	99	94

Calendar Year Total Returns (%)

YEAR	RIP
2023	7.6
2022	-27.2
2021	5.8
2020	15.7
2019	34.2
2018	-12.8
2017	39.8
2016	-1.1
2015	16.2
2014	-8.2
2013	18.3
2012	23.4
2011	-16.8

Portfolio Country Breakdown 1,2

% of Net Assets

Japan	26.7
United Kingdom	24.9
Australia	5.8
Sweden	5.7
Italy	4.0
Brazil	3.6
Switzerland	3.6
Germany	3.5
France	3.0

1 Represents countries that are 3% or more of net assets.

2 Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$501 million
Number of Holdings	58
Turnover Rate	36%
Average Market Capitalization [1]	$1,498 million
Weighted Average P/E Ratio [2,3]	22.1x
Weighted Average P/B Ratio [2]	2.3x
Active Share [4]	99%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/23).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce International Premier Fund at 12/31/19 and 12/31/20 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Annual gross operating expenses reflect the total gross operating expenses for the Fund’s Service Class and include management fees, 12b-1 distribution and/or service fees, and other expenses. Annual net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s annual net operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through April 30, 2024. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Annual Report to Shareholders  | 13

MANAGERS' DISCUSSION (UNAUDITED)

Royce Micro-Cap Fund (RMC)

Jim Stoeffel, Brendan Hartman

FUND PERFORMANCE

Royce Micro-Cap Fund enjoyed a strong year, advancing 19.3% in 2023 and beating both its primary benchmark, the Russell Microcap Index, which was up 9.3%, and its secondary benchmark, the small-cap Russell 2000 Index, which climbed 16.9% for the same period. The Fund also beat both indexes for the 3- and 5-year periods and outperformed the Russell Microcap in the 20-year period.

WHAT WORKED… AND WHAT DIDN’T

Seven of the Fund’s 10 equity sectors finished 2023 in the black, with Industrials, Information Technology, and Consumer Discretionary making the biggest positive contributions while Health Care, Communication Services, and Consumer Staples made small detractions. At the industry level, semiconductors & semiconductor equipment (Information Technology), commercial services & supplies (Industrials), and metals & mining (Materials) contributed most for the calendar year period, while health care equipment & supplies (Health Care), professional services (Industrials), and entertainment (Communication Services) were the largest detractors.

The Fund’s top-contributing position was Applied Optoelectronics, which manufactures optical communications products. Microsoft selected the company to provide a significant number of leading edge components to support Microsoft’s build out of data centers for AI applications. While we were excited about Applied Optoelectronic’s prospects prior to this announcement, we see the relationship as a potential long-term game changer for the company. Modine Manufacturing provides thermal management systems for several industries and was added to the portfolio as a turnaround candidate as it was moving from its historical core of automotive radiators toward newer high growth opportunities. The shift is now paying dividends as the company sees significant wins in areas such as data centers and electric vehicles. Camtek manufactures metrology and inspection tools for the semiconductor equipment industry. Its advanced packaging segment has been benefiting from the shrinking line widths of semiconductors and the corresponding need to stack many semiconductors together to drive improved performance. This phenomenon is even more acute for semiconductors being developed for AI applications, where Camtek is beginning to see significant orders.

Top Contributors to Performance		Top Detractors from Performance
For 2023 (%)[1]		For 2023 (%)[2]
Applied Optoelectronics	2.75	Cutera	-1.10
Modine Manufacturing	1.71	Clearfield	-0.90
Camtek	1.51	DZS	-0.82
Universal Stainless & Alloy Products	1.45	Territorial Bancorp	-0.71
American Superconductor	1.27	Chicken Soup for the Soul Entertainment Cl. A	-0.60
[1] Includes dividends		[2] Net of dividends

The Fund’s top detractor was aesthetic medical device maker Cutera, whose acne treatment Aviclear was supposed to drive its business but has been slower to ramp up than anticipated. When combined with overall weakness in aesthetic procedures related to a weakening economy (these procedures are typically not reimbursed), its shares corrected meaningfully. Clearfield principally provides cable equipment and products to more rural cable companies. Like many telecom related infrastructure providers, it has been hurt by inventory corrections as supply chains have normalized post Covid. DZS manufactures mobile transport and broadband access solutions. Its telecom equipment end markets were weak throughout 2023 as customers worked off excess inventory. DZS also faced additional challenges managing its working capital as it faced payment issues with certain customers in Asia. Finally, the company announced that it would restate financials for 2023’s first quarter because a certain amount of inventory in Asia was not properly accounted for. However, DZS was able to execute a financing plan with its parent company, selling its Asian assets to the parent in early 2023, enabling DZS to strengthen its balance sheet and focus on selling higher margin products.

The Fund’s advantage over the Russell Microcap came overwhelmingly from stock selection in 2023, though sector allocation was also additive. Stock selection boosted relative performance most in Industrials, Information Technology, and Consumer Discretionary—and our larger weighting in the first and third of these sectors also helped. Conversely, stock selection in Health Care, stock selection and a higher weighting in Communication Services, and stock selection in Financials each detracted from relative performance.

CURRENT POSITIONING AND OUTLOOK

As 2023 drew to a close, investors became more hopeful that the Fed had reached the end of its tightening cycle and may be on the verge of cutting rates in 2024. We view financial liquidity as a key element of micro-cap performance, which could be seen in 4Q23 results. Although we believe we have not yet seen the full lagged impact of the Fed’s tightening cycle, the U.S. economy remains fairly resilient and inflationary pressures have eased as supply chains have normalized from Covid related disruptions. In spite of lingering macro uncertainty, we remain upbeat on the intermediate to long-term opportunities for companies in our domestically focused portfolio. Key among these is the ongoing trend towards re-industrialization of the U.S. economy, which we believe is being driven by a desire to shorten supply chains, as well as an increasing realization of the strategic importance of domestic semiconductor manufacturing. The increased fiscal spending on domestic infrastructure projects is also just beginning to take hold, which we expect to provide tailwinds to many of our companies in the near to intermediate term.

14 | The Royce Funds 2023 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYOTX RMCFX RYMCX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/23

	JUL-DEC 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION (12/31/91)
RMC	9.04	19.31	6.58	12.80	5.72	9.80	7.26	9.07	9.46	10.45
Annual Operating Expenses: 1.24%
[1] Not annualized

Morningstar Style Map™As of 12/31/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 84 for additional information.

Value of $10,000

Invested on 6/30/00 (Russell Microcap Index Inception) as of 12/31/23 ($)

Top 10 Positions

% of Net Assets

Photronics	1.5
Hovnanian Enterprises Cl. A	1.5
Modine Manufacturing	1.4
Applied Optoelectronics	1.3
Natural Gas Services Group	1.3
Customers Bancorp	1.3
Graham Corporation	1.3
Universal Stainless & Alloy Products	1.3
Camtek	1.3
IES Holdings	1.2

Portfolio Sector Breakdown

% of Net Assets

Information Technology	25.1
Industrials	24.1
Consumer Discretionary	13.5
Financials	13.4
Health Care	6.6
Materials	6.4
Communication Services	4.2
Energy	3.5
Real Estate	0.6
Consumer Staples	0.5
Cash and Cash Equivalents	2.1

Calendar Year Total Returns (%)
YEAR	RMC
2023	19.3
2022	-22.6
2021	31.0
2020	24.5
2019	21.2
2018	-8.9
2017	5.4
2016	19.7
2015	-13.3
2014	-4.1
2013	21.3
2012	8.0
2011	-12.1
2010	30.1
2009	55.7

Upside/Downside Capture Ratios

Periods Ended 12/31/23 (%)

	UPSIDE	DOWNSIDE
10-Year	87	84
From 6/30/00 (Russell Microcap Index Inception)	93	81

Portfolio Diagnostics

Fund Net Assets	$312 million
Number of Holdings	125
Turnover Rate	19%
Average Market Capitalization [1]	$577 million
Weighted Average P/B Ratio [2]	1.7x
Active Share[3]	90%
U.S. Investments (% of Net Assets)	87.1%
Non-U.S. Investments (% of Net Assets)	10.8%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Annual operating expenses reflect the total gross operating expenses for the Fund’s Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Annual Report to Shareholders | 15

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Pennsylvania Mutual Fund® (PMF)

Steven McBoyle, Jay Kaplan, CFA®, Chuck Royce, Miles Lewis, CFA®, Andrew Palen, Lauren Romeo, CFA®

FUND PERFORMANCE

Our flagship, Royce Pennsylvania Mutual Fund, had a stellar 2023, up 26.7% and outperforming its small-cap benchmark, the Russell 2000 Index, which climbed 16.9% for the same period. The Fund even narrowly outpaced the large-cap Russell 1000 Index, which was up 26.5% in 2023. The Fund also beat the Russell 2000 for the 3-, 5-, 10-, 15-, 20-, 25-, 30-, 35-, 40- and 45-year periods ended 12/31/23. In addition, the Fund’s average annual total return for the 50-year period ended 12/31/23 was 13.2%.

WHAT WORKED… AND WHAT DIDN’T

All 10 equity sectors in which the Fund held investments finished 2023 in the black, with the largest contributions coming from Industrials, Information Technology, and Financials. Communication Services, Energy, and Health Care made the smallest positive contributions. At the industry level, two of the portfolio’s largest industry weights—semiconductors & semiconductor equipment in Information Technology and machinery in Industrials—were the top contributors, followed by another good-sized weighting—building products in Industrials. The top detractors were communications equipment from Information Technology, air freight & logistics in Industrials, and interactive media & services in Communication Services.

The top-contributing position in 2023 was First Citizens BancShares, which the Fund has owned for many years due mostly to its strong liquidity position and stellar deposit franchise. Its valuation looked attractive to us in late 2022, when we began adding shares that were trading at roughly 5x earnings per share. In late March of 2023, First Citizens made its FDIC-assisted acquisition of Silicon Valley Bank. The market eventually re-rated its shares, first as it became clear that this acquisition was accretive and again when there was not a systemic banking crisis. Builders FirstSource manufactures building products for professional homebuilders. It continues to benefit from its merger with BMC Stock Holdings, which expanded its value-added product footprint in fast growing markets, furthered share gains in key product categories (chiefly in manufactured components), and created cost synergies. The company has also enjoyed strong financial results, generated ample free cash flow, and seen widening margins.

Top Contributors to Performance		Top Detractors from Performance
For 2023 (%)[1]		For 2023 (%)[2]
First Citizens BancShares Cl. A	1.90	James River Group Holdings	-0.38
Builders FirstSource	1.32	Valmont Industries	-0.33
Onto Innovation	1.00	Forward Air	-0.30
Arcosa	0.85	Forrester Research	-0.25
Kadant	0.65	Mesa Laboratories	-0.22
[1] Includes dividends		[2] Net of dividends

The Fund’s biggest detractor was James River Group Holdings, which is a specialty insurer and reinsurer. We had thought that the company had put underwriting issues behind it, but they resurfaced in 2023, as did problems in the company’s casualty reinsurance business. A negative restatement of 2Q23 financials worsened an already difficult situation. Valmont Industries manufactures products focused on the infrastructure and agricultural markets, including those used in utility grid resilience, solar energy, upgrades to lighting and transportation infrastructure, and the 5G rollout. The company endured significant impairments in its Agriculture Technology unit, due to slower growth and lower-than-expected adoption rates, while facing inflationary pressures and lower sales in its telecom business. To address these issues, Valmont initiated an organizational realignment that entailed executive leadership changes aimed at improving efficiency and streamlining decision-making, which led to short-term disruptions and uncertainty (as major organizational changes often do) that drove other investors away from its shares.

The Fund’s advantage over the Russell 2000 came mostly from stock selection in 2023, though sector allocation was also highly additive. Altogether, 10 of 11 equity sectors contributed to the Fund’s outperformance. Stock selection and our higher weighting in Industrials and Information Technology, as well as stock selection in Financials helped relative performance. Conversely, stock selection detracted in Communication Services while the smallest contributions to outperformance came from our lower weightings in Consumer Staples and Energy.

CURRENT POSITIONING AND OUTLOOK

Our outlook is constructive. First, we suspect that returns are likely to be spread more widely over the next few years and that the reign of the Magnificent 7—the mega-cap cohort of Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia, and Tesla—may be coming to an end, especially if 2023’s fourth quarter and early January 2024 are any indication. The backdrop of moderating inflation, normalized interest rates, and a still growing U.S. economy also bolsters our belief that small-cap’s lengthy stretch in the relative performance wilderness has run its course. We believe moderate growth and the more normalized rate environment should support a broadening of equity market returns where small-caps could be clear beneficiaries, especially those businesses that have largely sat out the mega-cap performance regime. Even more important is what we’ve been hearing from management teams—most of whom remain cautiously optimistic about 2024. We see an increasing likelihood for example, that the U.S. economy will achieve the much-desired soft landing—which is encouraging for many reasons. The next few years are expected to see even more tangible benefits of reshoring, the CHIPS Act, and numerous infrastructure projects, and we see many of our holdings as poised to benefit from these developments. We’re looking forward to what we think should be a favorable cycle for small-cap stocks.

16 | The Royce Funds 2023 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS PENNX RYPFX RPMIX RYPCX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/23

	JUL-DEC 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	50-YR
PMF	9.78	26.66	8.64	13.11	8.02	11.93	9.03	9.93	10.21	10.45	13.19
Annual Operating Expenses: 0.96%

1 Not annualized

Morningstar Style Map™ As of 12/31/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 84 for additional information.

Value of $10,000

Invested on 12/29/78 (Russell 2000 Inception) as of 12/31/23 ($)

Top 10 Positions

% of Net Assets

Arcosa	1.9
Haemonetics Corporation	1.4
Air Lease Cl. A	1.4
First Citizens BancShares Cl. A	1.4
Builders FirstSource	1.3
Element Solutions	1.3
Enovis Corporation	1.3
Onto Innovation	1.3
Innospec	1.2
Lincoln Electric Holdings	1.2

Portfolio Sector Breakdown

% of Net Assets

Industrials	28.4
Information Technology	18.6
Financials	17.7
Consumer Discretionary	9.5
Materials	8.6
Health Care	8.2
Communication Services	2.3
Real Estate	2.2
Energy	1.6
Consumer Staples	1.1
Cash and Cash Equivalents	1.8

Calendar Year Total Returns (%)

YEAR	PMF
2023	26.7
2022	-17.1
2021	22.0
2020	14.1
2019	26.6
2018	-9.7
2017	16.2
2016	26.5
2015	-11.4
2014	-0.7
2013	35.3
2012	14.6
2011	-4.2
2010	23.9
2009	36.3

Upside/Downside Capture Ratios

Periods Ended 12/31/23 (%)

	UPSIDE	DOWNSIDE
10-Year	96	87
From 12/31/78 (Russell 2000 Inception)	91	74

Portfolio Diagnostics

Fund Net Assets	$1,867 million
Number of Holdings	296
Turnover Rate	40%
Average Market Capitalization [1]	$3,215 million
Weighted Average P/E Ratio [2,3]	14.9x
Weighted Average P/B Ratio [2]	2.2x
Active Share [4]	87%
U.S. Investments (% of Net Assets)	84.7%
Non-U.S. Investments (% of Net Assets)	13.5%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (16% of portfolio holdings as of 12/31/23).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Annual operating expenses reflect the total gross operating expenses for the Fund’s Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Annual Report to Shareholders  |  17

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Premier Fund (RPR)

Andrew Palen, Lauren Romeo, CFA®, Chuck Royce, Steven McBoyle

FUND PERFORMANCE

Royce Premier Fund gained 22.5% in 2023, outperforming its small-cap benchmark, the Russell 2000 Index, which was up 16.9% for the same period. The Fund also maintained longer-term advantages over the small-cap index, beating it for the 3-, 5-, 10-, 15-, 20-, 25-, 30-year and since inception (12/31/91) periods ended 12/31/23.

WHAT WORKED… AND WHAT DIDN’T

Eight of the portfolio’s nine equity sectors made a positive impact on calendar year performance, led by Industrials, Information Technology, and Materials. Communication Services was the only sector that detracted from performance while the smallest contributions came from Health Care and Real Estate. At the industry level, machinery (Industrials), capital markets (Financials), and semiconductors & semiconductor equipment (Information Technology) contributed most while the top detractors were two areas in Industrials—air freight & logistics and professional services—followed by interactive media & services (Communication Services).

The Fund’s top-contributing position was Stella-Jones, which dominates the railway tie and wood utility pole markets. The company saw significant growth in its residential treated lumber business, which benefited from rising lumber prices and vibrant home repair and remodeling activities. Further bolstering growth was increased demand for utility poles largely driven by expanding broadband networks, the robust renewable energy sector, and growing electric vehicle sales— each a key driver in leading utilities to strengthen their electrical grids. Simpson Manufacturing engineers and manufactures connectors, shear walls, and (through its Simpson Dura-Vent subsidiary) venting systems. Rising demand for its innovative construction and infrastructure products, along with successful expansion into global markets, helped its stock price to climb. Welding and cutting tools maker Lincoln Electric Holdings continued its streak of positive results with record sales, profitability, and cash flows. Recent acquisitions that focus on automation have helped Lincoln to expand its global presence while its focus on cost management and operational improvements led to a notable increase in adjusted operating income margins.

Top Contributors to Performance		Top Detractors from Performance
For 2023 (%)[1]		For 2023 (%)[2]
Stella-Jones	1.88	Valmont Industries	-0.91
Simpson Manufacturing	1.67	Forward Air	-0.78
Lincoln Electric Holdings	1.50	Forrester Research	-0.67
Kadant	1.38	Fox Factory Holding Corporation	-0.67
FormFactor	1.37	Lindsay Corporation	-0.58
[1] Includes dividends		[2] Net of dividends

Premier’s top detractor was Valmont Industries, which makes products for the infrastructure and agricultural markets, including those used in utility grid resilience, solar energy, upgrades to lighting and transportation infrastructure, and the 5G rollout. The company’s Agriculture Technology unit was hampered by slower growth and lower-than-expected adoption rates, while the firm was also facing more widespread inflationary pressures and lower sales in its telecom business. To address these issues, Valmont initiated an organizational realignment that entailed executive leadership changes designed to improve efficiency and streamline decision-making. The ensuing short-term disruptions and uncertainty helped drive its stock down. Forward Air provides transportation services to air freight forwarders, air cargo carriers, and airlines. It also operates a truckload business. While the company endured a slow market for freight carriers, we were more alarmed by its acquisition of Omni Logistics for reasons including the purchase price and the dilutive effect of the merger on Forward Air’s less-than-truckload lanes that, post-merger, would see the company effectively competing with a core customer. After performing our own due diligence, we exited our position. Forrester Research is a research and advisory firm. Approximately half of its clients are in the technology sector, which began to experience a pullback in late 2022 that hurt its Consulting and Events businesses to the degree that Forrester revised full-year guidance, reducing both margin and earnings expectations.

The Fund’s advantage over the Russell 2000 in 2023 came from both sector allocation and stock selection, with the former having the bigger impact. Altogether, nine of 11 equity sectors finished the year ahead of the benchmark, led by stock selection in Materials, Financials, and Information Technology, while stock selection detracted in Communication Services and Consumer Discretionary.

CURRENT POSITIONING AND OUTLOOK

2023 marked the seventh consecutive year that small-cap lagged large-cap—which has created a relative valuation gap that is almost two standard deviations below the norm, an anomaly not seen since the Internet bubble more than 20 years ago. Moderating inflation, the decelerating pace of Fed Fund rate hikes, and a still expanding economy lend weight to the hope that small-cap’s 4Q23 rally—in which it outpaced large-caps by 200 basis points—could prove to be the start of a sustained reversion to the mean for relative performance. We see normalization of interest rates over the past two years from artificially low levels as adding further support to the case for quality recapturing small-cap leadership. Companies with strong balance sheets and the ability to self-fund their growth from free cash flow generation have been regaining importance in investors’ stock selection decisions. Given the Fund’s focus on buying high-quality small-cap companies, we remain optimistic about its long-term prospects. With conviction built from the extensive due diligence and information sharing that form the backbone of our investment process, we believe our portfolio of premier businesses—those with durable competitive advantages and reinvestment opportunities—can continue to compound shareholder value at attractive rates of return well into the future.

18  | The Royce Funds 2023 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYPRX RPFFX RPFIX RPRCX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/23

	JUL-DEC 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION (12/31/91)
RPR	7.19	22.53	6.42	12.51	8.19	11.65	9.90	10.49	10.85	11.25
Annual Operating Expenses: 1.18%

1 Not annualized

Relative Returns: Monthly Rolling Average Annual Total Return Periods

25 Years Through 12/31/23

On a monthly rolling basis, The Fund outperformed the Russell 2000 in 67% of all 10-year periods; 68% of all 5-year periods; and 64% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]
10-year	121/181	67%	10.0	8.4
5-year	164/241	68%	10.7	8.6
1-year	186/289	64%	11.8	9.7

1 Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 12/31/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 84 for additional information.

Value of $10,000

Invested on 12/31/91 as of 12/31/23 ($)

Top 10 Positions

% of Net Assets

Lincoln Electric Holdings	3.0
Kadant	2.9
Innospec	2.9
MKS Instruments	2.9
Quaker Houghton	2.8
Arcosa	2.8
SEI Investments	2.7
Reliance Steel & Aluminum	2.7
Morningstar	2.7
FirstService Corporation	2.7

Portfolio Sector Breakdown

% of Net Assets

Industrials	34.2
Information Technology	12.3
Materials	11.0
Consumer Discretionary	11.0
Financials	10.1
Real Estate	7.8
Health Care	5.3
Consumer Staples	1.8
Communication Services	1.6
Cash and Cash Equivalents	4.9

Calendar Year Total Returns (%)

YEAR	RPR
2023	22.5
2022	-15.5
2021	16.4
2020	11.5
2019	34.1
2018	-10.4
2017	23.8
2016	23.0
2015	-9.9
2014	-0.9
2013	27.7
2012	11.4
2011	-0.9
2010	26.5
2009	33.3

Upside/Downside Capture Ratios

Periods Ended 12/31/23 (%)

	UPSIDE	DOWNSIDE
10-Year	94	84
From 12/31/91 (Start of Fund’s First Full Quarter)	94	75

Portfolio Diagnostics

Fund Net Assets	$1,443 million
Number of Holdings	50
Turnover Rate	15%
Average Market Capitalization [1]	$5,414 million
Weighted Average P/E Ratio [2,3]	24.5x
Weighted Average P/B Ratio [2]	2.9x
Active Share[4]	97%
U.S. Investments (% of Net Assets)	85.7%
Non-U.S. Investments (% of Net Assets)	9.4%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (12% of portfolio holdings as of 12/31/23).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Annual operating expenses reflect the total gross operating expenses for the Fund’s Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Annual Report to Shareholders  | 19

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Small-Cap Opportunity Fund (ROF)

Jim Harvey, CFA®, Kavitha Venkatraman, Jim Stoeffel, Brendan Hartman

FUND PERFORMANCE

Royce Small-Cap Opportunity Fund advanced 19.6% in 2023, well ahead of its primary benchmark, the Russell 2000 Value Index, and its secondary benchmark, the Russell 2000 Index, which were up 14.6% and 16.9%, respectively, for the same period. The Fund also beat both indexes for the 3-, 5-, 10-, 15-, 20-, 25-year, and since inception (11/19/96) periods ended 12/31/23.

WHAT WORKED… AND WHAT DIDN’T

Eight of the Fund’s 10 equity sectors made positive contributions to calendar year results, led by Industrials, Consumer Discretionary, and Information Technology. Communication Services and Real Estate detracted, albeit slightly, while Consumer Staples made the smallest contribution. At the industry level, construction & engineering (Industrials), household durables (Consumer Discretionary), and metals & mining (Materials) contributed most for the calendar year period, while communications equipment (Information Technology), pharmaceuticals (Health Care), and energy equipment & services (Energy) were the largest detractors.

The top-contributing position in 2023 was Modine Manufacturing, which provides thermal management systems for several industries. It was first added to the portfolio as a turnaround candidate as it was moving from its historical core of automotive radiators toward newer high growth opportunities. The shift is now paying dividends as the company is seeing significant wins in areas such as data centers and electric vehicles. Limbach Holdings is a specialty contractor focused primarily on heating, cooling, and plumbing systems. The company is refocusing its business away from being a general contractor towards working directly with property owners, a customer base that generates significantly higher profit margins, which has become increasingly apparent in operating results.

Top Contributors to Performance		Top Detractors from Performance
For 2023 (%)[1]		For 2023 (%)[2]
Modine Manufacturing	1.07	DZS	-0.73
Limbach Holdings	1.02	ADTRAN Holdings	-0.53
Carrols Restaurant Group	0.57	Babcock & Wilcox Enterprises	-0.51
Carpenter Technology	0.57	Cambium Networks	-0.36
American Superconductor	0.55	TTEC Holdings	-0.34
[1] Includes dividends		[2] Net of dividends

The Fund’s biggest detractor was DZS, which manufactures mobile transport and broadband access solutions. Its telecom equipment end markets were weak throughout 2023 as customers worked off excess inventory. DZS faced additional challenges managing its working capital as it faced payment issues with certain customers in Asia. Finally, the company announced that it would restate financials for 2023’s first quarter because a certain amount of inventory in Asia was not properly accounted for. However, DZS was able to execute a financing plan with its parent company, selling its Asian assets to the parent in early 2023, enabling DZS to strengthen its balance sheet and focus on selling higher margin products. ADTRAN Holdings sells network access solutions mostly to U.S. and European customers. It endured the same end market weakness in the telecom equipment space as DZS. ADTRAN also announced in its third-quarter earnings release that revenues had dropped significantly and that its business would probably remain challenging through the first half of 2024 because inventory reductions and restrained capital spending across its customer base were likely to continue. We exited the position in November, though it remains on our watchlist.

The Fund’s advantage over the Russell 2000 Value in 2023 came from sector allocation. Our much lower weighting in Financials, higher weighting in Industrials, and both a lower weighting and stock selection in Health Care drove our edge at the sector level. Conversely, stock selection in Information Technology, a higher weighting and stock selection in Communication Services, and stock selection in Energy hurt relative performance most.

CURRENT POSITIONING AND OUTLOOK

With inflation rolling over and the U.S. economy remaining healthy, it appears the “soft landing” scenario is playing out. It also seems increasingly likely to us that the Fed rate hike cycle has ended, with the markets anticipating rate cuts in 2024. Despite wars in the Ukraine and Middle East—and related disruptions to global shipping lanes—energy prices have remained stable but were creeping higher as of this writing and bear watching as we enter 2024. With all of this in mind, we remain generally optimistic on the state of the U.S. economy and remain broadly overweight in Industrials and Information Technology. Many of our portfolio companies are reporting that supply chains have returned to normal or near normal conditions after several years of Covid-related disruptions. Despite our view that the long-term competitive dynamics of the industry are challenging, we have been slowly adding to our bank exposure given the outlook for lower rates in 2024, which should help alleviate the risks associated with credit quality issues. We also continue to look for opportunities to take advantage of unprecedented investments from both the private and public sectors in U.S. infrastructure spending. We see investment as being fueled by the realization that companies need shorter and more secure supply chains, as well as the concerns about strategic imperatives around semiconductor production capabilities. We think the increasing demand for Artificial Intelligence (AI) capabilities is accelerating these trends, which, in addition to driving demand for semiconductor capabilities, are driving significant demand for energy efficiency. We view this investment thesis as being in the early innings.

20  | The Royce Funds 2023 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYPNX RYOFX ROFIX ROFCX ROFRX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/23

	JUL-DEC 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (11/19/96)
ROF	5.67	19.58	9.07	16.05	8.65	14.49	9.30	11.68	11.90
Annual Operating Expenses: 1.23%

1 Not annualized

Relative Returns: Monthly Rolling Average Annual Total Return Periods

25 Years Through 12/31/23

On a monthly rolling basis, The Fund outperformed the Russell 2000 Value in 99% of all 10-year periods; 76% of all 5-year periods; and 55% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]
10-year	180/181	99%	9.8	8.2
5-year	184/241	76%	10.8	8.8
1-year	159/289	55%	15.1	10.5

1 Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 12/31/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 84 for additional information.

Value of $10,000

Invested on 11/19/96 as of 12/31/23 ($)

Top 10 Positions

% of Net Assets

Kyndryl Holdings	0.8
Wabash National	0.8
Triumph Group	0.8
Haynes International	0.8
Skyline Champion	0.7
Garrett Motion	0.7
Carpenter Technology	0.7
CECO Environmental	0.7
Stoneridge	0.7
QuinStreet	0.7

Portfolio Sector Breakdown

% of Net Assets

Industrials	28.3
Information Technology	19.8
Consumer Discretionary	14.8
Materials	8.2
Financials	6.7
Energy	6.5
Health Care	6.4
Communication Services	5.4
Consumer Staples	1.1
Real Estate	0.1
Cash and Cash Equivalents	2.7

Calendar Year Total Returns (%)

YEAR	RPR
2023	19.6
2022	-17.1
2021	30.8
2020	26.5
2019	28.2
2018	-20.0
2017	21.9
2016	29.9
2015	-13.6
2014	-0.5
2013	43.5
2012	22.6
2011	-13.0
2010	33.8
2009	62.1

Upside/Downside Capture Ratios

Periods Ended 12/31/23 (%)

	UPSIDE	DOWNSIDE
10-Year	117	110
From 12/31/96 (Start of Fund’s First Full Quarter)	125	117

Portfolio Diagnostics

Fund Net Assets	$1,287 million
Number of Holdings	238
Turnover Rate	35%
Average Market Capitalization [1]	$1,201 million
Weighted Average P/B Ratio[2]	1.7x
Weighted Average P/S Ratio [3]	0.9x
Active Share[4]	87%
U.S. Investments (% of Net Assets)	90.2%
Non-U.S. Investments (% of Net Assets)	7.1%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Annual operating expenses reflect the total gross operating expenses for the Fund’s Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Annual Report to Shareholders  | 21

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Small-Cap Special Equity Fund (RSE)

Charlie Dreifus, CFA®, Steven McBoyle

FUND PERFORMANCE

Royce Small-Cap Special Equity Fund increased 12.8% in 2023 versus a 14.6% gain for its primary benchmark, the Russell 2000 Value Index, and 16.9% for its secondary index, the Russell 2000 Index. The portfolio outperformed the small-cap value index for the 3-, 20-, 25-year, and since inception (5/1/98) periods ended 12/31/23—and beat the Russell 2000 in each of those periods except the 20-year span.

WHAT WORKED… AND WHAT DIDN’T

Six of the portfolio’s nine equity sectors made a positive impact on calendar year performance. The sectors making the largest positive contributions were Industrials, Consumer Discretionary, and Materials, while the negative impacts came from Communication Services, Energy, and Financials. At the industry level, electrical equipment (Industrials), machinery (Industrials), and construction materials (Materials) contributed most for the calendar year period, while media (Communication Services), consumer staples distribution & retail (Consumer Staples), and broadline retail (Consumer Discretionary) were the largest detractors.

Encore Wire, which manufactures building electrical wire, was the largest contributor for the year. Its shares surged in mid-February of 2023 after the company reported better-than-expected quarterly earnings, in part due to margins proving more resilient than had been anticipated. After trading rangebound through much of the year, Encore shares broke out again late in 2023 on stronger-than-expected volume sales and optimism due to lower interest rates. United States Lime & Minerals produces lime and limestone products used in various industrial applications. The company posted strong results throughout 2023, including impressive revenue growth and margin expansion driven in large part by continued pricing power. Mueller Industries primarily makes copper tubes, fittings, and climate-related components. Mueller’s market position has allowed for continued pricing power despite declining demand. Similar to Encore Wire, its shares rallied in December due to the impact of lower interest rates on its residential end markets. John B. Sanfilippo & Son processes and distributes nuts and snack products. The company posted excellent results through 2023’s first half as customers continued to gain

Top Contributors to Performance		Top Detractors from Performance
For 2023 (%)[1]		For 2023 (%)[2]
Encore Wire	2.71	TEGNA	-1.17
United States Lime & Minerals	1.66	Ingles Markets Cl. A	-0.79
Mueller Industries	1.55	Hurco Companies	-0.36
John B. Sanfilippo & Son	1.53	Macy’s	-0.28
NVE Corporation	1.08	Diamond Hill Investment Group	-0.26
[1] Includes dividends		[2] Net of dividends

appreciation for category expertise and service. It also introduced new products that have been purchased by large customers.

TEGNA, a TV broadcasting company, was the largest detractor for the year. Its acquisition by Standard General was blocked by the FCC at the end of February, removing the acquisition premium from the stock. Regional grocer Ingles Markets endured stagnating revenue growth and margins that deteriorated from Covid peaks due to cost inflation and raw material shortages that weighed on the stock through much of 2023. Hurco Companies manufactures computer numerical control machines. Its shares declined largely in 2023’s first half as revenue and earnings declined relative to 2022 and because the global machine tool market experienced declining demand. Shares of omnichannel retailer Macy’s were pressured throughout the year by concerns over consumer spending, co-branded credit card performance, and potential credit card regulation, though its shares rose in December following reports that an investor group had offered to acquire the company at a 21% premium to the prior close.

The portfolio’s disadvantage versus its benchmark was primarily attributable to sector allocation in the calendar year period, with the Consumer Discretionary, Communication Services and cash holdings making the most significant negative impact versus the benchmark. Conversely, Industrials, Health Care, and Utilities contributed most to relative calendar year period results.

CURRENT POSITIONING AND OUTLOOK

Slower economic growth during a period when price increases accounted for most revenue gains suggests the possibility of a margin squeeze as revenues may weaken faster than costs. We see earnings levels as reflecting the over-earning based upon inventory building and price increases. This appears to be reversing. However, the degree to which is to be determined. If prices do not hold, we expect trouble. Recent revenue growth has been largely price based. Yet investors insist on fighting the Fed. Chair Powell has made it clear he wishes to be compared to Paul Volcker, not Arthur Burns. Absent additional evidence of some significant slowdown in the economy, or slowdown in Super Core Personal Consumption Expenditures Price Index (services), it is hard for us to envision the magnitude or frequency of rate cuts the market is expecting. The financing needs of the U.S. government will also bias rates higher. So, while much commentary has centered on rates over the next year or two, we have a longer-term outlook. One could argue that rates will remain high compared to the last decade plus. Globalization has decreased as supply chains move back to the U.S., with resulting higher prices. Climate change, green transition initiatives, an aging population, and a tense geopolitical stage, with resulting increases in military spending, are just some of the reasons we expect interest rates to be higher for longer. With so much going on, we think that risk management should be the order of the day, especially since the market has already priced in the expected lower rates.

22 | The Royce Funds 2023 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYSEX RSEFX RSEIX RSQCX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/23

	JUL-DEC 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (5/1/98)
RSE	4.61	12.83	8.99	9.39	5.96	9.85	7.72	9.17	8.62
Annual Operating Expenses: 1.21%

1 Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

20 Years Through 12/31/23

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 Value in 74% of all 10-year periods and 67% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG[1]	INDEX AVG[1]
10-year	89/121	74%	0.54	0.47
5-year	121/181	67%	0.49	0.43

1 Average of monthly rolling Sharpe Ratios over the specified periods.

Morningstar Style Map™ As of 12/31/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 84 for additional information.

Value of $10,000

Invested on 5/1/98 as of 12/31/23 ($)

Top 10 Positions

% of Net Assets

Encore Wire	6.3
Ingles Markets Cl. A	6.2
Vishay Intertechnology	4.9
Standard Motor Products	4.5
John B. Sanfilippo & Son	4.1
Marcus & Millichap	4.0
Movado Group	3.9
TEGNA	3.8
United States Lime & Minerals	3.6
Ennis	3.6

Portfolio Sector Breakdown

% of Net Assets

Industrials	26.2
Consumer Discretionary	15.7
Consumer Staples	11.4
Materials	9.7
Information Technology	8.2
Financials	4.8
Real Estate	4.0
Communication Services	3.9
Energy	1.1
Cash and Cash Equivalents	15.0

Calendar Year Total Returns (%)

YEAR	RSE
2023	12.8
2022	-6.3
2021	22.5
2020	7.4
2019	12.6
2018	-9.9
2017	7.9
2016	32.2
2015	-12.4
2014	1.1
2013	29.4
2012	15.4
2011	0.1
2010	19.6
2009	28.4

Upside/Downside Capture Ratios

Periods Ended 12/31/23 (%)

	UPSIDE	DOWNSIDE
10-Year	77	72
From 6/30/98 (Start of Fund’s First Full Quarter)	81	65

Portfolio Diagnostics

Fund Net Assets	$784 million
Number of Holdings	35
Turnover Rate	14%
Average Market Capitalization [1]	$1,569 million
Weighted Average P/E Ratio [2,3]	10.7x
Weighted Average P/B Ratio [2]	1.7x
Active Share [4]	97%
U.S. Investments (% of Net Assets)	85.0%
Non-U.S. Investments (% of Net Assets)	0.0%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/23).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Annual operating expenses reflect the total gross operating expenses for the Fund’s Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Annual Report to Shareholders  | 23

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Small-Cap Total Return Fund (RTR)

Joe Hintz, CFA®, Chuck Royce, Miles Lewis, CFA®

FUND PERFORMANCE

Royce Small-Cap Total Return Fund gained 24.1% in 2023, outpacing its primary benchmark, the Russell 2000 Value Index, and its secondary benchmark, the Russell 2000 Index, which were up 14.6% and 16.9%, respectively, for the same period. The Fund also beat both benchmarks for the 3-, 5-, 10-, 20-, 25-, 30-year, and since inception (12/15/93) periods ended 12/31/23.

WHAT WORKED… AND WHAT DIDN’T

Six of the Fund’s nine equity sectors finished 2023 in the black, led by Information Technology, Financials, and Industrials (the portfolio’s three largest sector weights) while small detractions came from Real Estate, Energy, and Health Care.

FTAI Aviation is an aircraft engine lessor that spun off several related aerospace businesses in 2022. It was 2023’s top-contributing position. After researching the company before the spin-off, we concluded that the market was drastically undervaluing both its non-leasing assets and their growth potential. In January of 2023, FTAI entered the portfolio as a top-5, high conviction holding. Its strong fundamentals helped to shine a light on the franchise value of its non-leasing assets during 2023. We began adding shares of First Citizens BancShares late in 2022 when they were trading at roughly 5x earnings per share. In March of 2023, First Citizens made its FDIC-assisted acquisition of Silicon Valley Bank. The market eventually re-rated its shares, first as it became clear that the acquisition was accretive and again when no systemic banking crisis materialized. Vontier Corporation is an industrial technology company that offers environmental sensors, fueling equipment, field payment hardware, vehicle tracking, and other related software solutions. It began 2023 as our largest position after finishing 2022 as one of our biggest detractors. However, our research gave us confidence in the business and its management, which allowed us to accumulate shares at what we thought were highly attractive valuations. Its shares rose in 2023 as strong secular tailwinds, healthy end market demand, improving supply chain conditions, and ongoing pricing realization all more than offset a slowdown in Europay, Mastercard, and Visa (“EMV”)-related sales.

Top Contributors to Performance		Top Detractors from Performance
For 2023 (%)[1]		For 2023 (%)[2]
FTAI Aviation	2.87	BOK Financial	-0.43
First Citizens BancShares Cl. A	1.92	Dril-Quip	-0.42
Vontier Corporation	1.78	Independent Bank Group	-0.42
International General Insurance		Healthcare Services Group	-0.39
Holdings	1.70	UMB Financial	-0.35
Kyndryl Holdings	1.68	[2] Net of dividends
[1] Includes dividends

BOK Financial is a bank that operates in attractive geographies across the Midwest and Southwest U.S. Despite what we saw as a strong deposit franchise, demand deposits/total deposits declined in 2023, and deposit beta—which measures deposit-rate sensitivity to Fed fund rate changes—was higher than anticipated, pressuring net interest margins (“NIM”). Fears of a commercial real estate (“CRE”) recession also likely kept the stock under pressure, even as CRE comprised only 21.4% of total loans as of 2Q23, with offices only representing 4.3%. Dril-Quip makes offshore drilling and production equipment for oil companies. Though solid fundamentally and benefiting from increased offshore drilling activity, its stock was hurt as energy services companies spent much of 2023 out of investors’ favor. Independent Bank Group also suffered NIM pressure, which crimped earnings.

The Fund’s advantage over the Russell 2000 Value in 2023 came from both stock selection and sector allocation, with the former making the larger impact—and coming from some of our highest conviction ideas. Stock selection fueled outperformance most in Information Technology, Financials, and Industrials, with the Fund’s larger weightings in the first and third sectors also contributing. Conversely, stock selection hurt relative results in Energy, Real Estate, and Materials.

CURRENT POSITIONING AND OUTLOOK

We were very pleased that the Fund delivered strong performance while maintaining lower volatility than our peers and strong downside protection from the November 2021 small-cap peak. These results were rooted in both our robust process and its implementation. The process is designed to cultivate conviction, which manifests itself in a couple of ways. First, we are able to add weight to names in which we have high conviction, such as FTAI Aviation. A second, related way our research builds conviction is by buying shares in the face of weakness. Of 2023’s top 20 contributors, six were meaningful detractors in 2022. As we look forward, our optimism for small-caps, value stocks, and our high-quality portfolio remains—albeit with relatively less opportunities than were provided in 2022. The strong performance of some of our best stocks, coupled with the small-cap rally that began in late October, created more symmetry from a risk/reward perspective. Nevertheless, we continue to find compelling new ideas, a benefit of having thousands of stocks in our universe. From an industry and sector perspective, we are warming up to both banks and consumer stocks.

We found the banking industry’s leadership in 4Q23 noteworthy as, in our opinion, the group did not lead coming out of the Covid or the Great Financial Crisis bottoms. Fortunately, we have extensive expertise in banks and expect to find more opportunities in 2024. The U.S. consumer has arguably been in a recession for nearly two years. Thus, we think expectations are fairly low for many of the businesses we own and/or are considering, while fundamentals could positively surprise if the U.S. avoids a serious recession.

24 | The Royce Funds 2023 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYTRX RYTFX RTRIX RYTCX RTRRX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/23

										SINCE INCEPTION
	JUL-DEC 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30YR	(12/15/93)
RTR	13.88	24.07	10.62	11.65	7.41	10.96	8.25	9.04	10.28	10.27
Annual Operating Expenses: 1.26%

1 Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

20 Years Through 12/31/23

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 Value in 99% of all 10-year periods and 92% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG[1]	INDEX AVG[1]
10-year	120/121	99%	0.54	0.47
5-year	167/181	92%	0.49	0.43

1 Average of monthly rolling Sharpe Ratios over the specified periods.

Morningstar Style Map™ As of 12/31/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 84 for additional information.

Value of $10,000

Invested on 12/15/93 as of 12/31/23 ($)

Top 10 Positions

% of Net Assets

International General Insurance Holdings	3.4
Kyndryl Holdings	2.6
Air Lease Cl. A	2.6
Repay Holdings Cl. A	2.5
Advance Auto Parts	2.4
Coherent	2.1
Home BancShares	2.1
Ziff Davis	2.0
Pason Systems	2.0
Vontier Corporation	2.0

Portfolio Sector Breakdown

% of Net Assets

Financials	36.9
Industrials	17.0
Information Technology	15.1
Consumer Discretionary	8.7
Materials	6.6
Energy	5.4
Communication Services	3.6
Real Estate	2.5
Cash and Cash Equivalents	4.2

Calendar Year Total Returns (%)

YEAR	RTR
2023	24.1
2022	-13.3
2021	25.8
2020	3.8
2019	23.5
2018	-12.5
2017	13.7
2016	25.9
2015	-7.2
2014	1.3
2013	32.8
2012	14.4
2011	-1.7
2010	23.5
2009	26.2

Upside/Downside Capture Ratios

Periods Ended 12/31/23 (%)

	UPSIDE	DOWNSIDE
10-Year	89	80
From 12/31/93 (Start of Fund’s First Full Quarter)	87	71

Portfolio Diagnostics

Fund Net Assets	$1,021 million
Number of Holdings	69
Turnover Rate	65%
Average Market Capitalization [1]	$2,149 million
Weighted Average P/E Ratio [2,3]	14.9x
Weighted Average P/B Ratio [2]	1.6x
Active Share [4]	96%
U.S. Investments (% of Net Assets)	80.9%
Non-U.S. Investments (% of Net Assets)	14.9%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (21% of portfolio holdings as of 12/31/23).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month- end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Annual operating expenses reflect the total gross operating expenses for the Fund’s Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Annual Report to Shareholders | 25

MANAGER'S DISCUSSION (UNAUDITED)

Royce Small-Cap Value Fund (RVV)

Jay Kaplan, CFA®

FUND PERFORMANCE

Royce Small-Cap Value Fund advanced 26.1% in 2023, handily outperforming its primary small-cap benchmark, the Russell 2000 Value Index, which was up 14.6% for the same period, and the 16.9% gain for its secondary benchmark, the Russell 2000 Index. The Fund also beat both benchmarks for the 3-year, 20-year, and since inception (6/14/01) periods ended 12/31/23, though it lagged for the 5- and 10-year periods.

WHAT WORKED… AND WHAT DIDN’T

Eight of the portfolio’s 10 equity sectors made a positive impact on calendar year performance, led by Consumer Discretionary, Information Technology, and Industrials. The only negative impacts came from Health Care and Materials while Consumer Staples made the smallest contribution. At the industry level, electronic equipment, instruments & components (Information Technology), household durables (Consumer Discretionary), and specialty retail (Consumer Discretionary) contributed most for the calendar year period, while biotechnology (Health Care), leisure products (Consumer Discretionary), and pharmaceuticals (Health Care) were the largest detractors.

The portfolio’s top contributor at the position level in 2023 was Sterling Infrastructure, which provides advanced, large-scale site development services for data centers, manufacturing facilities, and e-commerce distribution centers. The company continues to execute effectively in fast-growing markets in the U.S. as it has transitioned from primarily being a highly levered highway builder to its current mix of businesses. M/I Homes builds single-family homes primarily in the Midwest and Southeast U.S. The company has a low-debt balance sheet, steady cash flows, and strong earnings. Perhaps counterintuitively, M/I benefited from higher mortgage rates as homeowners put off selling to avoid purchasing a new home at increased rates—which spurred demand for newly built homes for first-time home buyers. PulteGroup, which builds homes all over the U.S., benefited from this same dynamic. Each homebuilder company held by the portfolio was a top-10 holding at the end of December.

Resources Connection was the portfolio’s top detractor in 2023. A professional services firm that provides accounting and finance,

Top Contributors to Performance		Top Detractors from Performance
For 2023 (%)[1]		For 2023 (%)[2]
Sterling Infrastructure	2.11	Resources Connection	-0.33
M/I Homes	1.72	Northwest Pipe	-0.23
PulteGroup	1.66	Financial Institutions	-0.22
Jabil	1.51	Ironwood Pharmaceuticals Cl. A	-0.21
ePlus	1.08	Mid Penn Bancorp	-0.19
[1] Includes dividends		[2] Net of dividends

human resources management, and information technology professionals to clients on a project-by-project basis, the company faced slumping demand as many businesses cut back on spending for discretionary services. Northwest Pipe makes large diameter, high pressure steel pipe products used for water transmission and smaller diameter, electric resistance welded pipe for a variety of applications. Its stock suffered from the combination of higher steel prices and projects being pushed forward. We held small positions in both Resources Connection and Northwest Pipe at year end. We opted to sell our shares of Financial Institutions, an upstate New York community bank, based on the belief that it was under-capitalized in what we think may continue to be a challenging period for smaller regional players in the banking industry.

Both sector allocation decisions and, to a lesser degree, stock selection contributed to the Fund’s performance edge over the Russell 2000 Value in 2023. All told, eight of 10 equity sectors outperformed the benchmark, with the most impactful advantages coming from stock selection and our higher weighting in Consumer Discretionary, as well as our higher weighting and stock selection in both Information Technology and Industrials. Conversely, stock selection and a lower weight in Materials and stock selection in the Real Estate and Consumer Staples sectors detracted most (though marginally) from relative performance.

CURRENT POSITIONING AND OUTLOOK

The market rally that ushered out 2023 was rooted more in the momentum fueled by economic hope than in material earnings growth—which in our experience seldom if ever makes for a lasting recovery. This appears particularly true in our current situation as many stocks seem to have priced in significant rate cuts in 2024 in the absence of any clear signals from the Fed about the specific timing and magnitude of those decreases. In our view, the tension between investors’ assumptions and actual Fed actions creates a lot of risk for equity investors. We still do not know whether or not the U.S. economy will achieve the much desired soft landing or slide into recession. As investors are faced with potentially underwhelming or disappointing earnings in the first half of 2024, we could endure a rough first six months. We would argue that an earnings recession is more likely to occur than an economic contraction. However, we also see the probability of more clarity about the state of the U.S. economy in the second half of 2024, which we see as a potentially rewarding period for small-cap investors. We have not made many significant changes to portfolio positioning. We trimmed positions, most prominently in banks, where we felt share prices had climbed past near-term earnings prospects. We added to holdings in trucking and transportation—which we think are well positioned for a stronger second half of the year. We otherwise held sector and industry weights more or less steady.

26 | The Royce Funds 2023 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYVFX RVVHX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/23

	JUL-DEC 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (6/14/01)
RVV	16.31	26.08	13.30	9.96	5.34	9.58	8.19	8.87
Annual Gross Operating Expenses: 1.59% Annual Net Operating Expenses: 1.49%
[1] Not annualized

Morningstar Style Map™As of 12/31/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 84 for additional information.

Value of $10,000

Invested on 6/14/01 as of 12/31/23 ($)

Top 10 Positions

% of Net Assets

M/I Homes	1.9
Tiptree	1.9
Flex	1.7
Evercore Cl. A	1.7
Shoe Carnival	1.7
Bloomin’ Brands	1.7
ePlus	1.7
PulteGroup	1.7
Buckle (The)	1.7
IBEX	1.6

Portfolio Sector Breakdown

% of Net Assets

Consumer Discretionary	20.6
Industrials	18.1
Financials	17.7
Information Technology	16.2
Energy	7.7
Health Care	6.0
Communication Services	2.9
Consumer Staples	2.7
Materials	1.3
Real Estate	1.3
Cash and Cash Equivalents	5.5

Calendar Year Total Returns (%)
YEAR	RVV
2023	26.1
2022	-10.1
2021	28.2
2020	-6.5
2019	18.2
2018	-7.2
2017	5.3
2016	21.1
2015	-11.5
2014	-0.0
2013	27.8
2012	9.6
2011	-7.4
2010	25.0
2009	44.7

Upside/Downside Capture Ratios

Periods Ended 12/31/23 (%)

	UPSIDE	DOWNSIDE
10-Year	86	91
From 6/30/01 (Start of Fund’s First Full Quarter)	96	90

Portfolio Diagnostics

Fund Net Assets	$137 million
Number of Holdings	84
Turnover Rate	48%
Average Market Capitalization [1]	$1,541 million
Weighted Average P/E Ratio [2,3]	10.7x
Weighted Average P/B Ratio [2]	1.7x
Active Share [4]	94%
U.S. Investments (% of Net Assets)	94.5%
Non-U.S. Investments (% of Net Assets)	0.0%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/23).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. Certain immaterial adjustments were made to the net assets of Royce Small-Cap Value Fund at 12/31/23 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. All performance and risk information reflects results of the Service Class (its oldest class). Annual gross operating expenses reflect the total gross operating expenses for the Fund’s Service Class and include management fees, 12b-1 distribution and/or service fees, and other expenses. Annual net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s annual net operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2024. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Annual Report to Shareholders | 27

MANAGER’S DISCUSSION (UNAUDITED)

Royce Smaller-Companies Growth Fund (RVP)

Chip Skinner, CFA®

FUND PERFORMANCE

Royce Smaller-Companies Growth Fund gained 17.0% in 2023 versus an 18.7% increase for its primary benchmark, the Russell 2000 Growth Index, and a 16.9% advance for its secondary benchmark, the Russell 2000 Index, for the same period. The Fund outpaced the Russell 2000 Growth for the 5-year and since inception (6/14/01) periods ended 12/31/23, while trailing for the 10-year period.

WHAT WORKED… AND WHAT DIDN’T

Six of the portfolio’s 10 equity sectors made a positive impact on performance in 2023, led by Industrials, Information Technology, and Consumer Discretionary. The largest detractors were Health Care, Materials, and Energy. At the industry level, trading companies & distributors (Industrials), software (Information Technology), and hotels, restaurants & leisure (Consumer Discretionary) contributed most in 2023, while biotechnology (Health Care), pharmaceuticals (Health Care), and communications equipment (Information Technology) were the largest detractors.

The Fund’s top-contributing position was Distribution Solutions Group, which distributes maintenance and repair products. The company was the result of a three-way merger of maintenance, repair, and operations companies. The new CEO has set higher revenue growth and meaningful margin expansion targets, despite recent economic headwinds. It was a top-three position at year-end given the multi-year transformation of the business, improved growth characteristics, and its high-return industrial distributor model. Aehr Test Systems is a semiconductor capital equipment company that focuses on silicon carbide microprocessors, which are well suited for the EV, charging, and power supply markets. Exceptional demand spurred its shares in the first half of 2023, when we chose to take profits. FTAI Aviation provides aircraft engine leasing services to global airlines. The company has benefited from an acute engine supply shortage due in part to lower new aircraft production rates, which created the dual benefit of making FTAI’s inventory of overhauled engines more valuable while also allowing for higher lease rates.

ViewRay, the Fund’s top detractor in 2023, markets a medical system that combines real-time MRI imaging and cancer radiation treatment,

Top Contributors to Performance		Top Detractors from Performance
For 2023 (%)[1]		For 2023 (%)[2]
Distribution Solutions Group	1.93	ViewRay	-1.52
Aehr Test Systems	1.62	InMode	-0.99
FTAI Aviation	1.57	Halozyme Therapeutics	-0.97
TransMedics Group	1.51	Harrow	-0.92
Atlas Technical Consultants Cl. A	1.50	AMG Critical Materials	-0.75
[1] Includes dividends		[2] Net of dividends

resulting in superior patient outcomes, fewer treatment sessions, and fewer side effects. The appeal of its treatment, a new CEO, and more conservative guidance could not compensate for a tighter hospital spending environment, higher financing costs, and lengthening sales cycles that created a significant cash flow crunch. We therefore exited the position in July. InMode is the leader in the aesthetic/plastic surgery “bipolar radio frequency/bipolar RF” systems business and has been both an innovator and a historically solid performer. While new products were its trademark, its latest offerings have been unable to transcend a tougher consumer/economic spending environment and decelerating system utilization and placements. We sold the last of our shares in November. Halozyme Therapeutics has a biotechnology licensing platform that enables large pharmaceutical companies to convert IV therapeutics to subcutaneous injections. The company did not see a previous pattern of rapidly replacing an existing IV therapeutic, followed by a lower market growth rate once maximum penetration rate was reached. Given Halozyme’s product revenue concentration, we exited the position in May.

The portfolio’s disadvantage versus the Russell 2000 Growth was attributable to stock selection in 2023. Our sector allocation decisions were additive. Stock selection hurt most in Health Care, Information Technology, and Materials. Conversely, stock selection in Industrials, Consumer Discretionary, and Consumer Staples contributed most to relative results.

CURRENT POSITIONING AND OUTLOOK

We suspect there is ample room for small-caps to catch up to large-caps in 2024. The primary driver of small-cap’s outperformance in 4Q23 was the combination of more evidence that inflation was moderating and the consequent likelihood that the Fed would be more likely to pause or even cut rates in 2024. While a soft landing for the economy is still a question mark, the market headwinds from monetary tightening appear to be easing. Lower rates should, in our opinion, be a positive backdrop for small-cap equities, capital investment, and risk-taking in general. Of course, many factors drive investor sentiment, and the geopolitical situation has worsened with Israel’s military reaction to a domestic attack and the ongoing Ukraine-Russia conflict. While several of our investment themes and positions have not yet delivered as we had hoped—drug discovery tools, increased electrification, and medical devices, we believe it is only a matter of time before they begin to recover from the temporary headwinds of excess post-pandemic inventories, decelerating electric vehicle demand in the U.S., and concerns over the impact new GLP-1 diabetes drugs may have on medical procedures. We have added to drug discovery tools and software as service stocks after some meaningful valuation contraction, while taking some profits on recent winners, Celsius and DraftKings. We have also added aerospace & defense related stocks given the multi-year demand outlook, while buying a few AI “picks & shovels” names as we monitor the robust spending in that technology innovation.

28 | The Royce Funds 2023 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYVPX RVPHX RVPIX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/23

	JUL-DEC 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (6/14/01)
RVP	1.42	16.97	-5.18	9.49	6.38	10.25	7.87	9.95
Annual Gross Operating Expenses: 1.55% Annual Net Operating Expenses: 1.49%

1 Not annualized

Morningstar Style Map™ As of 12/31/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 84 for additional information.

Value of $10,000

Invested on 6/14/01 as of 12/31/23 ($)

Top 10 Positions

% of Net Assets

Alphatec Holdings	3.1
VSE Corporation	3.0
Distribution Solutions Group	2.7
FTAI Aviation	2.7
JFrog	2.7
CyberArk Software	2.4
Sprout Social Cl. A	2.2
TransMedics Group	2.2
Freshpet	2.2
Impinj	2.0

Portfolio Sector Breakdown

% of Net Assets

Information Technology	27.6
Industrials	22.5
Health Care	20.7
Financials	9.3
Consumer Discretionary	7.7
Materials	4.0
Consumer Staples	3.0
Energy	1.9
Real Estate	1.5
Cash and Cash Equivalents	1.8

Calendar Year Total Returns (%)

YEAR	RVP
2023	17.0
2022	-32.4
2021	7.8
2020	49.3
2019	23.7
2018	-10.2
2017	17.8
2016	9.4
2015	-1.8
2014	3.9
2013	32.5
2012	15.3
2011	-10.0
2010	19.7
2009	41.4

Upside/Downside Capture Ratios

Periods Ended 12/31/23 (%)

	UPSIDE	DOWNSIDE
10-Year	103	109
From 6/30/01 (Start of Fund’s First Full Quarter)	106	93

Portfolio Diagnostics

Fund Net Assets	$181 million
Number of Holdings	77
Turnover Rate	65%
Average Market Capitalization [1]	$2,298 million
Weighted Average P/B Ratio [2]	3.5x
3-5 Year EPS Growth (est.)[3]	25.5%
Active Share [4]	93%
U.S. Investments (% of Net Assets)	85.8%
Non-U.S. Investments (% of Net Assets)	12.4%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The 3-5 Year EPS Growth (est.) is calculated as a simple weighted average of the pre-calculated mean long-term EPS growth rate estimates by brokerage analysts. Long Term Growth (LTG) is the annual EPS growth that the company can sustain over the next 3 or 5 years. Source: Factset
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Annual gross operating expenses reflect the total gross operating expenses for the Fund’s Service Class and include management fees, 12b-1 distribution and/or service fees, and other expenses. Annual net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s annual net operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2024. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

The Royce Funds 2023 Annual Report to Shareholders  |  29

Schedules of Investments

Royce Dividend Value Fund
Common Stocks – 98.8%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 6.1%
HOTELS, RESTAURANTS & LEISURE - 0.2%
†Travel + Leisure	3,100	$121,179
HOUSEHOLD DURABLES - 4.1%
Vistry Group	77,500	906,356
Worthington Enterprises	30,000	1,726,500
		2,632,856
SPECIALTY RETAIL - 1.8%
USS	56,000	1,126,355
Total (Cost $1,449,792)		3,880,390

ENERGY – 1.6%
OIL, GAS & CONSUMABLE FUELS - 1.6%
Gaztransport Et Technigaz	7,800	1,032,436
Total (Cost $491,861)		1,032,436

FINANCIALS – 34.0%
BANKS - 5.1%
BOK Financial	15,414	1,320,209
†First Citizens BancShares Cl. A	1,314	1,864,527
		3,184,736
CAPITAL MARKETS - 25.6%
Artisan Partners Asset Management Cl. A	25,600	1,131,008
B3-Brasil, Bolsa, Balcao	336,600	1,008,220
Bolsa Mexicana de Valores	444,000	918,017
†Canaccord Genuity Group	31,500	180,672
Carlyle Group	76,020	3,093,254
Evercore Cl. A	13,500	2,309,175
KKR & Co.	19,138	1,585,583
Moelis & Company Cl. A	19,359	1,086,621
SEI Investments	37,900	2,408,545
Sprott	37,500	1,270,141
State Street	15,120	1,171,195
		16,162,431
CONSUMER FINANCE - 1.2%
†goeasy	6,500	775,359
INSURANCE - 2.1%
Assured Guaranty	17,900	1,339,457
Total (Cost $10,606,052)		21,461,983

HEALTH CARE – 3.8%
HEALTH CARE PROVIDERS & SERVICES - 1.1%
Ensign Group (The)	5,951	667,762
PHARMACEUTICALS - 2.7%
Recordati Industria Chimica e Farmaceutica	24,210	1,305,061
Santen Pharmaceutical	41,600	414,525
		1,719,586
Total (Cost $626,525)		2,387,348

INDUSTRIALS – 34.9%
AEROSPACE & DEFENSE - 4.3%
HEICO Corporation Cl. A	18,800	2,677,872
BUILDING PRODUCTS - 0.8%
Geberit	800	512,692
CONSTRUCTION & ENGINEERING - 2.9%
Comfort Systems USA	8,959	1,842,598
ELECTRICAL EQUIPMENT - 3.7%
Hubbell Incorporated	7,060	2,322,246
MACHINERY - 10.2%
Graco	25,224	2,188,434
Lincoln Electric Holdings	9,020	1,961,489
Lindsay Corporation	3,843	496,362
Spirax-Sarco Engineering	13,478	1,804,731
		6,451,016
MARINE TRANSPORTATION - 2.1%
Clarkson	33,415	1,348,051
PROFESSIONAL SERVICES - 6.4%
KBR	28,573	1,583,230
Korn Ferry	8,723	517,710
ManpowerGroup	19,300	1,533,771
Robert Half	4,794	421,488
		4,056,199

TRADING COMPANIES & DISTRIBUTORS - 4.5%
Applied Industrial Technologies	13,642	2,355,837
†FTAI Aviation	10,000	464,000
		2,819,837
Total (Cost $5,156,332)		22,030,511

INFORMATION TECHNOLOGY – 1.6%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.6%
Vishay Intertechnology	42,497	1,018,653
Total (Cost $542,214)		1,018,653

MATERIALS – 14.9%
CHEMICALS - 2.6%
Quaker Houghton	6,122	1,306,557
†Scotts Miracle-Gro Cl. A	5,000	318,750
		1,625,307
CONTAINERS & PACKAGING - 2.0%
AptarGroup	10,198	1,260,677
METALS & MINING - 10.3%
Franco-Nevada	16,500	1,828,365
Reliance Steel & Aluminum	6,228	1,741,847
Royal Gold	17,500	2,116,800
†Worthington Steel [1]	30,000	843,000
		6,530,012
Total (Cost $3,403,052)		9,415,996

REAL ESTATE – 1.9%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.5%
†RMR Group (The) Cl. A	32,700	923,121
SPECIALIZED REITS - 0.4%
†OUTFRONT Media	17,900	249,884
Total (Cost $1,229,161)		1,173,005

TOTAL COMMON STOCKS
(Cost $23,504,989)		62,400,322

REPURCHASE AGREEMENT– 1.3%

Fixed Income Clearing Corporation, 4.75% dated 12/29/23, due 1/2/24, maturity value $817,624 (collateralized by obligations of U.S. Government Agencies, 2.75% due 2/15/28, valued at $833,610)
(Cost $817,192)		817,192

TOTAL INVESTMENTS – 100.1%
(Cost $24,322,181)		63,217,514

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(42,747)

NET ASSETS – 100.0%		$63,174,767

30 | The Royce Funds 2023 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2023

Royce Global Financial Services Fund
Common Stocks – 97.8%
	SHARES	VALUE

BANKS - 15.7%
Bank of N.T. Butterfield & Son	5,805	$185,818
BOK Financial	9,405	805,538
Capital City Bank Group	16,988	499,957
First Citizens BancShares Cl. A	898	1,274,235
Popular	11,701	960,301
†Valley National Bancorp	5,000	54,300
Western Alliance Bancorp	8,000	526,320
Total (Cost $1,938,376)		4,306,469

CAPITAL MARKETS - 50.8%
Ares Management Cl. A	4,442	528,243
Artisan Partners Asset Management Cl. A	7,512	331,880
B3-Brasil, Bolsa, Balcao	183,000	548,141
Carlyle Group	21,185	862,018
Charles Schwab	10,270	706,576
Coronation Fund Managers	30,600	52,125
CRISIL	14,000	726,635
†Donnelley Financial Solutions [1]	5,128	319,833
EFG Holding [1]	277,186	149,416
GCM Grosvenor Cl. A	21,300	190,848
Intermediate Capital Group	39,111	837,777
JSE	51,000	257,725
KKR & Co.	14,508	1,201,988
MarketAxess Holdings	1,423	416,725
MarketWise Cl. A	88,300	241,059
Morningstar	1,199	343,202
NZX	580,000	399,645
Onex Corporation	11,615	811,091
†Rand Capital	5,000	64,750
SEI Investments	9,540	606,267
Silvercrest Asset Management Group Cl. A	27,612	469,404
Sprott	36,450	1,234,577
StoneX Group [1]	8,971	662,329
Tel Aviv Stock Exchange	232,705	1,237,905
U.S. Global Investors Cl. A	165,500	466,710
Warsaw Stock Exchange	23,169	250,253
Total (Cost $7,275,595)		13,917,122

CONSUMER FINANCE - 1.9%
†goeasy	4,300	512,930
Total (Cost $400,901)		512,930

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.3%
†Crane NXT	6,500	369,655
Total (Cost $260,788)		369,655

FINANCIAL SERVICES - 3.9%
Banco Latinoamericano de Comercio
Exterior Cl. E	25,700	635,818
ECN Capital	100,000	226,407
PayPal Holdings [1]	3,466	212,847
Total (Cost $735,194)		1,075,072

INSURANCE - 8.7%
Assured Guaranty	7,594	568,259
Axis Capital Holdings	11,554	639,745
E-L Financial	1,327	1,049,763
James River Group Holdings	13,700	126,588
Total (Cost $2,005,330)		2,384,355

METALS & MINING - 3.5%
Franco-Nevada	8,571	949,752
Total (Cost $373,656)		949,752

PROFESSIONAL SERVICES - 0.2%
Quess Corp [1]	8,900	55,723
Total (Cost $40,821)		55,723

REAL ESTATE MANAGEMENT & DEVELOPMENT - 9.0%
Altus Group	23,760	755,629
FirstService Corporation	7,541	1,222,320
Real Matters [1]	100,000	475,454
Total (Cost $1,236,206)		2,453,403

SOFTWARE - 1.1%
Envestnet [1]	6,000	297,120
Total (Cost $256,690)		297,120

TRADING COMPANIES & DISTRIBUTORS - 1.7%
†FTAI Aviation	10,000	464,000
Total (Cost $259,576)		464,000

TOTAL COMMON STOCKS
(Cost $14,783,133)		26,785,601

REPURCHASE AGREEMENT–- 2.2%
Fixed Income Clearing Corporation, 4.75% dated 12/29/23, due 1/2/24, maturity value $604,054 (collateralized by obligations of U.S. Government Agencies, 2.75% due 2/15/28, valued at $615,886)
(Cost $603,736)		603,736

TOTAL INVESTMENTS – 100.0%
(Cost $15,386,869)		27,389,337

CASH AND OTHER ASSETS LESS LIABILITIES – 0.0%		3,113

NET ASSETS – 100.0%		$27,392,450

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Annual Report to Shareholders | 31

Schedules of Investments

Royce International Premier Fund
Common Stocks – 94.1%
	SHARES	VALUE

AUSTRALIA – 5.8%
Hansen Technologies	4,283,577	$14,857,932
IPH	3,241,314	14,158,367
Total (Cost $22,408,747)		29,016,299

BELGIUM – 1.6%
†Azelis Group	325,125	7,960,885
Total (Cost $7,525,339)		7,960,885

BRAZIL – 3.6%
Odontoprev	4,249,229	10,164,699
TOTVS	1,150,348	7,978,266
Total (Cost $14,238,412)		18,142,965

CANADA – 2.5%
Altus Group	16,107	512,244
Enghouse Systems	394,606	10,452,942
Open Text	36,977	1,554,091
Total (Cost $12,235,858)		12,519,277

FINLAND – 1.5%
†Enento Group	358,164	7,702,299
Total (Cost $8,497,191)		7,702,299

FRANCE – 3.0%
†Antin Infrastructure Partners	551,816	8,394,464
Lectra	195,804	6,754,933
Total (Cost $14,538,034)		15,149,397

GERMANY – 1.6%
New Work	70,425	6,126,360
Norma Group	91,683	1,622,452
Total (Cost $17,502,191)		7,748,812

ICELAND – 1.1%
Ossur [1]	1,322,505	5,376,037
Total (Cost $8,016,845)		5,376,037

ITALY – 4.0%
Carel Industries	292,993	8,021,552
DiaSorin	62,895	6,473,928
GVS [1]	915,353	5,633,560
Total (Cost $19,315,279)		20,129,040

JAPAN – 26.7%
As One	266,500	10,584,397
BML	763,000	16,234,042
Fukui Computer Holdings	307,300	5,492,170
JCU	401,100	11,321,830
Maruwa	48,500	10,147,163
MEITEC Group Holdings	400,700	8,033,893
†Miura	477,700	9,513,345
NSD	357,400	6,871,712
OBIC Business Consultants	182,900	8,366,702
Riken Keiki	256,700	12,543,709
TKC Corporation	549,400	14,650,667
USS	432,100	8,691,033
Zuken	382,700	10,965,305
Total (Cost $120,603,365)		133,415,968

JERSEY – 1.0%
†JTC	471,827	4,904,534
Total (Cost $3,950,476)		4,904,534

NETHERLANDS – 1.0%
IMCD	29,831	$5,188,427
Total (Cost $1,913,029)		5,188,427

POLAND – 2.0%
Asseco Poland	549,897	10,216,016
Total (Cost $10,181,877)		10,216,016

SINGAPORE – 2.0%
XP Power	564,391	9,755,078
Total (Cost $10,649,595)		9,755,078

SOUTH KOREA – 2.5%
Douzone Bizon	87,931	1,976,553
NICE Information Service	1,419,879	10,440,449
Total (Cost $30,043,387)		12,417,002

SWEDEN – 5.7%
Alimak Group	646,301	5,260,861
Karnov Group [1]	1,377,316	7,578,887
Loomis	319,284	8,471,146
Norva24 Group [1]	3,120,497	7,332,482
Total (Cost $29,537,725)		28,643,376

SWITZERLAND – 3.6%
Kardex Holding	31,123	8,067,076
Partners Group Holding	2,176	3,138,325
VZ Holding	58,127	6,786,839
Total (Cost $6,946,069)		17,992,240

UNITED KINGDOM – 24.9%
Ashmore Group	1,052,350	2,988,590
†Auction Technology Group [1]	1,307,371	8,698,820
Croda International	130,040	8,370,653
†CVS Group	416,426	8,933,321
Diploma	178,905	8,168,439
DiscoverIE Group	1,051,962	10,592,980
Intertek Group	220,468	11,932,091
Learning Technologies Group	9,930,422	10,252,829
Marlowe [1]	1,799,828	9,864,850
Mortgage Advice Bureau Holdings	670,648	7,009,701
Restore	4,341,662	12,175,020
†Rightmove	1,101,256	8,079,790
Spirax-Sarco Engineering	63,958	8,564,104
Victrex	453,297	8,794,041
Total (Cost $127,349,099)		124,425,229

TOTAL COMMON STOCKS
(Cost $465,452,518)		470,702,881

PREFERRED STOCK – 1.9%
GERMANY – 1.9%
FUCHS	215,449	9,585,152
(Cost $8,264,979)		9,585,152

TOTAL INVESTMENTS – 96.0%
(Cost $473,717,497)		480,288,033

CASH AND OTHER ASSETS LESS LIABILITIES – 4.0%		20,216,840

NET ASSETS – 100.0%		$500,504,873

32 | The Royce Funds 2023 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2023

Royce Micro-Cap Fund
Common Stocks – 97.9%
	SHARES	VALUE

COMMUNICATION SERVICES – 4.2%
ENTERTAINMENT - 0.8%
IMAX Corporation [1]	169,100	$2,539,882
INTERACTIVE MEDIA & SERVICES - 1.1%
QuinStreet [1]	273,446	3,505,578
MEDIA - 2.3%
†Entravision Communications Cl. A	443,721	1,850,317
†Innovid Corp. [1]	810,547	1,215,820
Magnite [1]	220,900	2,063,206
Thryv Holdings [1]	97,704	1,988,276
		7,117,619
Total (Cost $11,523,155)		13,163,079

CONSUMER DISCRETIONARY – 13.5%
AUTOMOBILE COMPONENTS - 2.4%
Modine Manufacturing [1]	73,788	4,405,144
Stoneridge [1]	153,100	2,996,167
		7,401,311
DIVERSIFIED CONSUMER SERVICES - 0.7%
Lincoln Educational Services [1]	211,808	2,126,552
HOTELS, RESTAURANTS & LEISURE - 1.5%
Century Casinos [1]	346,100	1,688,968
Lindblad Expeditions Holdings [1]	270,400	3,047,408
		4,736,376
HOUSEHOLD DURABLES - 2.4%
†Hovnanian Enterprises Cl. A [1]	29,605	4,607,130
Legacy Housing [1]	117,973	2,975,279
		7,582,409
LEISURE PRODUCTS - 1.3%
American Outdoor Brands [1]	260,456	2,187,830
MasterCraft Boat Holdings [1]	85,300	1,931,192
		4,119,022
SPECIALTY RETAIL - 4.3%
Beyond [1]	67,100	1,857,999
Citi Trends [1]	136,324	3,855,243
JOANN [1]	217,326	96,927
OneWater Marine Cl. A [1]	53,200	1,797,628
Shoe Carnival	109,322	3,302,618
Zumiez [1]	127,900	2,601,486
		13,511,901
TEXTILES, APPAREL & LUXURY GOODS - 0.9%
Fossil Group [1]	443,400	647,364
Vera Bradley [1]	253,100	1,948,870
		2,596,234
Total (Cost $31,337,097)		42,073,805

CONSUMER STAPLES – 0.5%
FOOD PRODUCTS - 0.5%
†Seneca Foods Cl. A [1]	29,344	1,538,799
Total (Cost $1,606,653)		1,538,799

ENERGY – 3.5%
ENERGY EQUIPMENT & SERVICES - 3.5%
Natural Gas Services Group [1]	251,612	4,045,921
Newpark Resources [1]	504,400	3,349,216
Profire Energy [1]	1,404,632	2,542,384
†Ranger Energy Services Cl. A	104,261	1,066,590
Total (Cost $6,444,294)		11,004,111

FINANCIALS – 13.4%
BANKS - 8.7%
BayCom Corporation	155,062	3,657,912
†Customers Bancorp [1]	69,000	3,975,780
HarborOne Bancorp	251,253	3,010,011
HBT Financial	161,072	3,400,230
HomeTrust Bancshares	115,700	3,114,644
Investar Holding Corporation	185,600	2,767,296
Midway Investments [1],[2]	1,858,170	0
Stellar Bancorp	99,377	2,766,656
Territorial Bancorp	57,665	642,965
Western New England Bancorp	411,026	3,699,234
		27,034,728
CAPITAL MARKETS - 3.8%
B. Riley Financial	77,920	1,635,541
Canaccord Genuity Group	356,001	2,041,891
Silvercrest Asset Management Group Cl. A	170,773	2,903,141
Sprott	70,380	2,383,800
StoneX Group [1]	41,469	3,061,656
		12,026,029
FINANCIAL SERVICES - 0.9%
Cass Information Systems	60,216	2,712,731
Total (Cost $34,434,738)		41,773,488

HEALTH CARE – 6.6%
BIOTECHNOLOGY - 1.8%
†ARS Pharmaceuticals [1],[3]	179,674	984,614
CareDx [1]	30,800	369,600
Dynavax Technologies [1]	192,200	2,686,956
MeiraGTx Holdings [1]	222,200	1,559,844
		5,601,014
HEALTH CARE EQUIPMENT & SUPPLIES - 3.1%
Apyx Medical [1]	565,127	1,480,633
Artivion [1]	176,155	3,149,651
AtriCure [1]	40,700	1,452,583
OrthoPediatrics Corp. [1]	50,400	1,638,504
Profound Medical [1]	227,300	1,904,102
		9,625,473
LIFE SCIENCES TOOLS & SERVICES - 1.3%
†BioLife Solutions [1]	34,754	564,752
Harvard Bioscience [1]	641,759	3,433,411
		3,998,163
PHARMACEUTICALS - 0.4%
†Harrow [1],[3]	125,200	1,402,240
Total (Cost $19,325,757)		20,626,890

INDUSTRIALS – 24.1%
AEROSPACE & DEFENSE - 1.0%
Astronics Corporation [1]	132,200	2,302,924
CPI Aerostructures [1]	343,190	936,909
		3,239,833
BUILDING PRODUCTS - 1.2%
Quanex Building Products	119,600	3,656,172
COMMERCIAL SERVICES & SUPPLIES - 3.7%
Acme United	80,930	3,468,660
†CECO Environmental [1]	187,800	3,808,584
†Montrose Environmental Group [1]	20,853	670,007
VSE Corporation	57,400	3,708,614
		11,655,865
CONSTRUCTION & ENGINEERING - 3.6%
Concrete Pumping Holdings [1]	322,232	2,642,303
Construction Partners Cl. A [1]	35,604	1,549,486

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Annual Report to Shareholders | 33

Schedules of Investments

Royce Micro-Cap Fund (continued)
	SHARES	VALUE

INDUSTRIALS (continued)
CONSTRUCTION & ENGINEERING (continued)
IES Holdings [1]	48,800	$3,865,936
Northwest Pipe [1]	105,247	3,184,774
		11,242,499
ELECTRICAL EQUIPMENT - 0.9%
American Superconductor [1]	248,800	2,771,632
MACHINERY - 5.3%
Alimak Group	199,400	1,623,107
Commercial Vehicle Group [1]	262,700	1,841,527
Graham Corporation [1]	208,361	3,952,608
Luxfer Holdings	152,065	1,359,461
Porvair	329,800	2,589,539
Shyft Group (The)	137,531	1,680,629
Wabash National	136,800	3,504,816
		16,551,687
MARINE TRANSPORTATION - 1.0%
Clarkson	78,924	3,184,005
PROFESSIONAL SERVICES - 5.0%
CRA International	27,383	2,706,810
Forrester Research [1]	83,468	2,237,777
Kforce	42,732	2,886,974
NV5 Global [1]	24,400	2,711,328
Resources Connection	217,997	3,089,017
†TrueBlue [1]	121,200	1,859,208
		15,491,114
TRADING COMPANIES & DISTRIBUTORS - 2.4%
Distribution Solutions Group [1]	114,248	3,605,667
Transcat [1]	35,274	3,856,506
		7,462,173
Total (Cost $50,132,734)		75,254,980

INFORMATION TECHNOLOGY – 25.1%
COMMUNICATIONS EQUIPMENT - 4.4%
Applied Optoelectronics [1]	211,536	4,086,875
Clearfield [1]	55,300	1,608,124
Comtech Telecommunications	159,796	1,347,080
Digi International [1]	102,500	2,665,000
EMCORE Corporation [1]	547,300	267,630
Genasys [1]	524,453	1,064,640
Harmonic [1]	195,900	2,554,536
		13,593,885
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.0%
Arlo Technologies [1]	313,500	2,984,520
FARO Technologies [1]	140,445	3,164,226
LightPath Technologies Cl. A [1]	852,684	1,074,382
Luna Innovations [1]	466,864	3,104,645
nLIGHT [1]	273,850	3,696,975
PAR Technology [1]	78,100	3,400,474
Powerfleet NJ [1],[3]	433,828	1,483,692
VIA optronics ADR [1]	261,857	204,536
Vishay Precision Group [1]	83,000	2,827,810
		21,941,260
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 11.1%
Aehr Test Systems [1],[3]	73,412	1,947,620
Amtech Systems [1]	186,511	783,346
Axcelis Technologies [1]	18,200	2,360,358
AXT [1]	496,600	1,191,840
Camtek [1]	56,650	3,930,377
Cohu [1]	84,900	3,004,611
Ichor Holdings [1]	85,900	2,888,817
†inTEST Corporation [1]	124,456	1,692,602
†Kopin Corporation [1]	418,803	850,170
Nova [1]	25,000	3,434,750
NVE Corporation	36,143	2,834,696
PDF Solutions [1]	71,600	2,301,224
Photronics [1]	147,870	4,638,682
Ultra Clean Holdings [1]	84,600	2,888,244
		34,747,337
SOFTWARE - 0.9%
Agilysys [1]	30,821	2,614,237
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.7%
AstroNova [1]	198,050	3,220,293
Intevac [1]	504,628	2,179,993
		5,400,286
Total (Cost $56,163,407)		78,297,005

MATERIALS – 6.4%
CHEMICALS - 1.6%
Aspen Aerogels [1]	221,100	3,488,958
†Core Molding Technologies [1]	80,343	1,488,756
		4,977,714
METALS & MINING - 4.8%
Altius Minerals	114,900	1,599,001
Ferroglobe [1]	310,400	2,020,704
Haynes International	66,081	3,769,921
Major Drilling Group International [1]	507,100	3,524,690
Universal Stainless & Alloy Products [1]	196,735	3,950,439
		14,864,755
Total (Cost $12,482,293)		19,842,469

REAL ESTATE – 0.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%
FRP Holdings [1]	29,575	1,859,676
Total (Cost $534,936)		1,859,676

TOTAL COMMON STOCKS
(Cost $223,985,064)		305,434,302

REPURCHASE AGREEMENT–- 2.4%
Fixed Income Clearing Corporation, 4.75% dated 12/29/23, due 1/2/24, maturity value $7,377,721 (collateralized by obligations of U.S. Government Agencies, 2.75% due 2/15/28, valued at $7,521,325)
(Cost $7,373,829)		7,373,829

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.6%
Money Market Funds
Federated Hermes Government Obligations Fund - Institutional Shares (7 day yield-5.23%)
(Cost $2,056,361)	2,056,361	2,056,361

TOTAL INVESTMENTS – 100.9%
(Cost $233,415,254)		314,864,492

LIABILITIES LESS CASH AND OTHER ASSETS – (0.9)%		(2,849,772)

NET ASSETS – 100.0%		$312,014,720

34 | The Royce Funds 2023 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2023

Royce Pennsylvania Mutual Fund

Common Stocks – 98.2%

	SHARES	VALUE

COMMUNICATION SERVICES – 2.3%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
Cogent Communications Holdings	33,060	$2,514,544
†Globalstar [1,3]	4,708,344	9,134,187
IDT Corporation Cl. B [1]	88,069	3,002,272
Liberty Latin America Cl. C [1]	187,820	1,378,599
		16,029,602
ENTERTAINMENT - 0.2%
IMAX Corporation [1]	240,219	3,608,089
INTERACTIVE MEDIA & SERVICES - 1.1%
QuinStreet [1]	77,243	990,255
Ziff Davis [1]	282,158	18,958,196
		19,948,451
MEDIA - 0.2%
†TEGNA	216,662	3,314,929
Total (Cost $47,475,772)		42,901,071

CONSUMER DISCRETIONARY – 9.5%
AUTOMOBILE COMPONENTS - 2.2%
†Atmus Filtration Technologies [1,3]	54,000	1,268,460
Dorman Products [1]	154,968	12,925,881
Fox Factory Holding Corporation [1]	50,000	3,374,000
Gentex Corporation	304,499	9,944,937
LCI Industries	79,013	9,932,724
Modine Manufacturing [1]	50,000	2,985,000
Stoneridge [1]	57,057	1,116,606
		41,547,608
DISTRIBUTORS - 0.1%
LKQ Corporation	13,159	628,869
Pool Corporation	2,993	1,193,339
		1,822,208
DIVERSIFIED CONSUMER SERVICES - 0.0%
Lincoln Educational Services [1]	35,517	356,591
HOTELS, RESTAURANTS & LEISURE - 0.4%
Bloomin’ Brands	125,309	3,527,448
Century Casinos [1]	409,352	1,997,638
Denny’s Corporation [1]	237,347	2,582,335
		8,107,421
HOUSEHOLD DURABLES - 1.3%
Helen of Troy [1]	43,304	5,231,556
†Installed Building Products	10,290	1,881,218
Legacy Housing [1]	97,929	2,469,770
M/I Homes [1]	28,878	3,977,656
PulteGroup	35,587	3,673,290
Skyline Champion [1]	76,831	5,705,470
TopBuild Corp. [1]	5,047	1,888,890
		24,827,850
LEISURE PRODUCTS - 0.6%
Brunswick Corporation	75,533	7,307,818
YETI Holdings [1]	52,302	2,708,197
		10,016,015
SPECIALTY RETAIL - 3.7%
Advance Auto Parts	91,644	5,593,033
Asbury Automotive Group [1]	59,499	13,385,490
Buckle (The)	70,122	3,332,197
Caleres	111,084	3,413,611
†Destination XL Group 1	768,875	3,383,050
Five Below [1]	8,674	1,848,950
Murphy USA	9,880	3,522,813
OneWater Marine Cl. A [1]	241,335	8,154,710
Shoe Carnival	274,664	8,297,599
Signet Jewelers	35,322	3,788,638
†Valvoline [1]	269,222	10,117,363
Williams-Sonoma	17,422	3,515,411
		68,352,865
TEXTILES, APPAREL & LUXURY GOODS - 1.2%
Carter’s	93,542	7,005,360
Kontoor Brands	58,964	3,680,533
Movado Group	199,403	6,012,001
Ralph Lauren Cl. A	8,324	1,200,321
Steven Madden	102,770	4,316,340
		22,214,555
Total (Cost $119,798,613)		177,245,113

CONSUMER STAPLES – 1.1%
FOOD PRODUCTS - 0.5%
Nomad Foods [1]	534,749	9,063,995
PERSONAL CARE PRODUCTS - 0.6%
Inter Parfums	86,568	12,466,658
Total (Cost $11,927,072)		21,530,653

ENERGY – 1.6%
ENERGY EQUIPMENT & SERVICES - 0.9%
Core Laboratories	117,809	2,080,507
Pason Systems	1,206,831	14,727,336
		16,807,843
OIL, GAS & CONSUMABLE FUELS - 0.7%
Chord Energy	19,750	3,283,043
Civitas Resources	47,080	3,219,330
Matador Resources	58,841	3,345,699
Northern Oil and Gas	3,787	140,384
SilverBow Resources [1]	113,806	3,309,479
		13,297,935
Total (Cost $21,507,754)		30,105,778

FINANCIALS – 17.7%
BANKS - 5.9%
Bank of N.T. Butterfield & Son	190,500	6,097,905
BankUnited	182,703	5,925,058
BOK Financial	40,738	3,489,210
CNB Financial	118,974	2,687,623
First Bancshares (The)	154,207	4,522,891
First Citizens BancShares Cl. A	18,024	25,575,515
First Hawaiian	252,895	5,781,180
†Hingham Institution for Savings	19,458	3,782,635
Home BancShares	249,980	6,331,993
Independent Bank Group	138,696	7,056,853
Origin Bancorp	102,630	3,650,549
Popular	189,632	15,563,098
Timberland Bancorp	88,493	2,783,990
Triumph Financial [1]	96,832	7,763,990
TrustCo Bank Corp NY	119,367	3,706,345
†Valley National Bancorp	246,171	2,673,417
Western Alliance Bancorp	40,318	2,652,521
		110,044,773
CAPITAL MARKETS - 5.8%
Artisan Partners Asset Management Cl. A	382,978	16,919,968
B. Riley Financial	137,902	2,894,563
Evercore Cl. A	31,409	5,372,509
GCM Grosvenor Cl. A	961,176	8,612,137

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Annual Report to Shareholders | 35

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS (continued)
Houlihan Lokey Cl. A	45,244	$5,425,208
Lazard	109,407	3,807,364
Morningstar	49,196	14,081,863
Onex Corporation	135,000	9,427,229
SEI Investments	326,732	20,763,819
Sprott	244,764	8,290,259
TMX Group	440,088	10,644,746
Tradeweb Markets Cl. A	26,995	2,453,306
		108,692,971
CONSUMER FINANCE - 0.2%
†goeasy	8,500	1,013,932
PRA Group [1]	118,066	3,093,329
		4,107,261
FINANCIAL SERVICES - 1.0%
Compass Diversified Holdings	124,895	2,803,893
International Money Express [1]	163,992	3,622,583
NewtekOne	313,177	4,321,842
Repay Holdings Cl. A [1,3]	869,055	7,421,730
		18,170,048
INSURANCE - 4.8%
Assured Guaranty	271,543	20,319,563
Axis Capital Holdings	54,790	3,033,722
Berkley (W.R.)	60,341	4,267,315
E-L Financial	23,618	18,683,718
First American Financial	22,133	1,426,251
International General Insurance Holdings	495,979	6,388,209
James River Group Holdings	386,411	3,570,438
RenaissanceRe Holdings	35,282	6,915,272
RLI Corp.	63,926	8,509,829
Safety Insurance Group	68,754	5,224,616
Stewart Information Services	28,984	1,702,810
Tiptree	185,334	3,513,933
White Mountains Insurance Group	3,399	5,115,529
		88,671,205
Total (Cost $245,167,115)		329,686,258

HEALTH CARE – 8.2%
BIOTECHNOLOGY - 0.7%
CareDx [1]	200,005	2,400,060
Catalyst Pharmaceuticals [1]	533,179	8,962,739
†Halozyme Therapeutics [1]	36,356	1,343,718
MeiraGTx Holdings [1]	95,578	670,958
		13,377,475
HEALTH CARE EQUIPMENT & SUPPLIES - 4.3%
†Alphatec Holdings [1]	52,908	799,440
AtriCure [1]	24,482	873,762
Atrion Corporation	900	340,911
Cutera [1,3]	39,800	140,295
Enovis Corporation [1]	431,781	24,188,372
Haemonetics Corporation [1]	309,157	26,436,015
†Inspire Medical Systems [1]	16,314	3,318,757
†Insulet Corporation [1]	18,151	3,938,404
OrthoPediatrics Corp. [1]	55,623	1,808,304
Profound Medical [1]	52,098	436,427
Surmodics [1]	160,625	5,838,719
†TransMedics Group [1,3]	141,198	11,144,758
		79,264,164
HEALTH CARE PROVIDERS & SERVICES - 0.6%
AMN Healthcare Services [1]	28,681	2,147,633
Cross Country Healthcare [1]	150,062	3,397,404
Molina Healthcare [1]	13,545	4,893,944
		10,438,981
HEALTH CARE TECHNOLOGY - 0.2%
Doximity Cl. A [1]	81,477	2,284,615
Simulations Plus	45,276	2,026,101
		4,310,716
LIFE SCIENCES TOOLS & SERVICES - 2.2%
Azenta [1]	139,528	9,088,854
BioLife Solutions [1]	212,353	3,450,736
Bio-Rad Laboratories Cl. A [1]	4,739	1,530,176
Bio-Techne	96,340	7,433,594
†Charles River Laboratories International [1]	6,555	1,549,602
Harvard Bioscience [1]	121,940	652,379
†Medpace Holdings [1,3]	4,925	1,509,660
Mesa Laboratories	94,206	9,869,963
Quanterix Corporation [1]	16,148	441,486
Revvity	13,358	1,460,163
Stevanato Group	173,313	4,729,712
		41,716,325
PHARMACEUTICALS - 0.2%
†SIGA Technologies	599,837	3,359,087
Total (Cost $138,178,013)		152,466,748

INDUSTRIALS – 28.4%
AEROSPACE & DEFENSE - 1.2%
HEICO Corporation	76,071	13,606,820
Leonardo DRS [1]	420,286	8,422,531
		22,029,351
AIR FREIGHT & LOGISTICS - 0.8%
Forward Air	49,160	3,090,689
Hub Group Cl. A [1]	132,925	12,221,125
		15,311,814
BUILDING PRODUCTS - 3.5%
Advanced Drainage Systems	11,624	1,634,799
Builders FirstSource [1]	150,085	25,055,190
Carlisle Companies	12,178	3,804,773
CSW Industrials	9,200	1,908,172
Hayward Holdings [1]	700	9,520
†Janus International Group [1]	63,143	824,016
Quanex Building Products	158,052	4,831,650
Simpson Manufacturing	64,341	12,738,231
UFP Industries	120,796	15,165,938
		65,972,289
COMMERCIAL SERVICES & SUPPLIES - 1.1%
Brady Corporation Cl. A	99,710	5,851,980
Driven Brands Holdings [1]	149,046	2,125,396
GFL Environmental	67,912	2,343,643
Healthcare Services Group [1]	634,604	6,580,843
†Montrose Environmental Group [1]	66,224	2,127,777
RB Global	26,129	1,747,769
		20,777,408
CONSTRUCTION & ENGINEERING - 3.5%
Arcosa	419,917	34,701,941
Comfort Systems USA	7,689	1,581,397
Construction Partners Cl. A [1]	141,106	6,140,933
EMCOR Group	25,212	5,431,421
Northwest Pipe [1]	81,867	2,477,295
Sterling Infrastructure [1]	38,196	3,358,574

36 | The Royce Funds 2023 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2023

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
CONSTRUCTION & ENGINEERING (continued)
Valmont Industries	45,106	$10,532,702
WillScot Mobile Mini Holdings Corp. [1]	40,067	1,782,982
		66,007,245
ELECTRICAL EQUIPMENT - 1.5%
†Allient	24,100	728,061
American Superconductor [1]	93,326	1,039,652
Atkore [1]	22,775	3,644,000
Encore Wire	17,169	3,667,298
GrafTech International	171,614	375,835
Preformed Line Products	101,976	13,650,507
†Vertiv Holdings Cl. A	107,693	5,172,495
		28,277,848
GROUND TRANSPORTATION - 1.1%
ArcBest Corporation	28,443	3,419,133
Knight-Swift Transportation Holdings	7,413	427,359
Landstar System	67,663	13,102,940
Schneider National Cl. B	129,975	3,307,864
		20,257,296
MACHINERY - 7.8%
Chart Industries [1]	4,866	663,382
Douglas Dynamics	125,069	3,712,048
Enpro	107,596	16,864,597
ESAB Corporation	185,748	16,089,492
ESCO Technologies	121,707	14,243,370
Graham Corporation [1]	91,849	1,742,375
Helios Technologies	55,536	2,518,558
John Bean Technologies	131,280	13,055,796
Kadant	79,945	22,409,383
Lincoln Electric Holdings	103,491	22,505,153
Lindsay Corporation	30,078	3,884,874
Miller Industries	192,159	8,126,404
RBC Bearings [1]	56,886	16,206,252
Wabash National	128,380	3,289,096
Westport Fuel Systems [1,3]	11,598	76,779
		145,387,559
MARINE TRANSPORTATION - 0.7%
Clarkson	30,004	1,210,442
†Genco Shipping & Trading	195,335	3,240,608
Kirby Corporation [1]	109,926	8,626,992
		13,078,042
PASSENGER AIRLINES - 0.2%
Sun Country Airlines Holdings [1]	194,570	3,060,586
PROFESSIONAL SERVICES - 2.5%
Barrett Business Services	30,981	3,587,600
CBIZ [1]	45,716	2,861,364
Dun & Bradstreet Holdings	372,034	4,352,798
Forrester Research [1]	359,723	9,644,174
IBEX [1]	161,158	3,063,614
KBR	265,508	14,711,798
Korn Ferry	119,510	7,092,918
NV5 Global [1]	10,870	1,207,874
		46,522,140
TRADING COMPANIES & DISTRIBUTORS - 4.5%
Air Lease Cl. A	620,714	26,032,745
Applied Industrial Technologies	66,817	11,538,628
†Core & Main Cl. A [1]	41,281	1,668,165
Distribution Solutions Group [1]	108,002	3,408,543
EVI Industries	342,790	8,134,407
FTAI Aviation	79,537	3,690,517
Hudson Technologies [1]	144,960	1,955,510
MSC Industrial Direct Cl. A	16,639	1,684,865
Richelieu Hardware	292,057	10,575,371
Transcat [1]	134,918	14,750,585
		83,439,336
Total (Cost $281,424,328)		530,120,914

INFORMATION TECHNOLOGY – 18.6%
COMMUNICATIONS EQUIPMENT - 0.8%
Aviat Networks [1]	107,102	3,497,951
Calix [1]	41,106	1,795,921
Digi International [1]	278,174	7,232,524
Harmonic [1]	122,335	1,595,249
		14,121,645
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.5%
Cognex Corporation	242,076	10,104,252
Coherent [1]	190,230	8,280,712
Crane NXT	99,600	5,664,252
ePlus [1]	46,305	3,696,991
Fabrinet [1]	108,089	20,572,579
FARO Technologies [1]	114,396	2,577,342
Flex [1]	119,644	3,644,356
IPG Photonics [1]	5,843	634,199
Jabil	25,997	3,312,018
Kimball Electronics [1]	268,406	7,233,542
Littelfuse	31,522	8,434,026
Luna Innovations [1]	208,588	1,387,110
Methode Electronics	111,643	2,537,645
nLIGHT [1,3]	80,802	1,090,827
PAR Technology [1]	355,975	15,499,152
Powerfleet NJ [1,3]	155,315	531,177
Rogers Corporation [1]	82,426	10,886,002
Sanmina Corporation [1]	62,531	3,212,218
TD SYNNEX	30,607	3,293,619
Teledyne Technologies [1]	8,140	3,632,801
Vishay Intertechnology	135,947	3,258,650
Vishay Precision Group [1]	142,655	4,860,256
Vontier Corporation	477,159	16,485,843
		140,829,569
IT SERVICES - 0.6%
Hackett Group (The)	142,345	3,241,195
Kyndryl Holdings [1]	389,814	8,100,335
		11,341,530
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.9%
Amkor Technology	83,462	2,776,781
Axcelis Technologies [1]	19,859	2,575,514
Camtek [1]	79,224	5,496,561
Cirrus Logic [1]	183,529	15,267,778
Cohu [1]	96,113	3,401,439
Diodes [1]	42,400	3,414,048
FormFactor [1]	337,366	14,071,536
Ichor Holdings [1]	29,770	1,001,165
†Impinj [1]	93,841	8,448,505
Kulicke & Soffa Industries	120,453	6,591,188
MKS Instruments	151,274	15,561,556
Nova [1,3]	52,494	7,212,151
NVE Corporation	25,461	1,996,906
Onto Innovation [1]	153,651	23,493,238
Photronics [1]	132,417	4,153,921

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Annual Report to Shareholders | 37

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Rambus [1]	79,907	$5,453,653
Silicon Motion Technology ADR	47,603	2,916,636
SiTime Corporation [1]	8,506	1,038,412
Ultra Clean Holdings [1]	117,855	4,023,570
		128,894,558
SOFTWARE - 2.7%
Adeia	207,971	2,576,761
Agilysys [1]	56,407	4,784,442
Alkami Technology [1]	103,991	2,521,782
†BlackLine [1]	37,508	2,341,999
Computer Modelling Group	2,519,571	19,262,106
Dolby Laboratories Cl. A	63,720	5,491,390
PROS Holdings [1]	131,878	5,115,548
†Q2 Holdings [1]	41,415	1,797,825
Sapiens International	66,417	1,922,108
Teradata Corporation [1]	77,069	3,353,272
†Workiva Cl. A [1]	17,638	1,790,786
		50,958,019
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.1%
AstroNova [1]	81,672	1,327,987
Total (Cost $216,744,163)		347,473,308

MATERIALS – 8.6%
CHEMICALS - 5.0%
Aspen Aerogels [1]	127,281	2,008,494
Balchem Corporation	58,436	8,692,355
Element Solutions	1,045,351	24,189,422
Ingevity Corporation [1]	162,162	7,657,290
Innospec	183,660	22,634,258
Minerals Technologies	156,838	11,184,118
Quaker Houghton	75,797	16,176,596
		92,542,533
CONTAINERS & PACKAGING - 0.4%
Graphic Packaging Holding Company	168,706	4,158,603
Silgan Holdings	76,830	3,476,557
		7,635,160
METALS & MINING - 2.1%
Alamos Gold Cl. A	1,393,592	18,741,790
Haynes International	64,445	3,676,587
Major Drilling Group International [1]	285,000	1,980,944
Materion Corporation	50,000	6,506,500
Reliance Steel & Aluminum	18,717	5,234,771
†Ryerson Holding Corporation	101,895	3,533,719
		39,674,311
PAPER & FOREST PRODUCTS - 1.1%
Louisiana-Pacific	78,039	5,527,503
Stella-Jones	260,660	15,170,823
		20,698,326
Total (Cost $76,450,876)		160,550,330

REAL ESTATE – 2.2%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.2%
Colliers International Group	40,509	5,125,199
DigitalBridge Group Cl. A	118,546	2,079,297
FirstService Corporation	42,920	6,956,903
FRP Holdings [1]	86,223	5,421,702
Kennedy-Wilson Holdings	972,923	12,044,787
Marcus & Millichap	152,358	6,654,997
RMR Group (The) Cl. A	126,855	3,581,117
Total (Cost $34,968,851)		41,864,002

TOTAL COMMON STOCKS
(Cost $1,193,642,557)		1,833,944,175

REPURCHASE AGREEMENT– 0.3%
Fixed Income Clearing Corporation, 4.75% dated 12/29/23, due 1/2/24, maturity value $5,004,265 (collateralized by obligations of U.S. Government Agencies, 2.75% due 2/15/28, valued at $5,101,731)
(Cost $5,001,625)		5,001,625

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.1%
Money Market Funds
Federated Hermes Government Obligations Fund - Institutional Shares (7 day yield-5.23%)
(Cost $1,502,625)	1,502,625	1,502,625

TOTAL INVESTMENTS – 98.6%
(Cost $1,200,146,807)		1,840,448,425

CASH AND OTHER ASSETS LESS LIABILITIES – 1.4%		26,531,375

NET ASSETS – 100.0%		$1,866,979,800

38 | The Royce Funds 2023 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2023

Royce Premier Fund

Common Stocks – 95.1%

	SHARES	VALUE

COMMUNICATION SERVICES – 1.6%
INTERACTIVE MEDIA & SERVICES - 1.6%
Ziff Davis [1]	334,125	$22,449,859
Total (Cost $25,483,035)		22,449,859

CONSUMER DISCRETIONARY – 11.0%
AUTOMOBILE COMPONENTS - 3.1%
Dorman Products [1]	274,316	22,880,697
LCI Industries	174,538	21,941,172
		44,821,869
DISTRIBUTORS - 1.4%
Pool Corporation	50,355	20,077,042
HOUSEHOLD DURABLES - 1.0%
†Installed Building Products	80,073	14,638,946
LEISURE PRODUCTS - 1.9%
Brunswick Corporation	275,993	26,702,323
SPECIALTY RETAIL - 1.0%
†Valvoline [1]	366,514	13,773,596
TEXTILES, APPAREL & LUXURY GOODS - 2.6%
Ralph Lauren Cl. A	264,740	38,175,508
Total (Cost $99,230,723)		158,189,284

CONSUMER STAPLES – 1.8%
PERSONAL CARE PRODUCTS - 1.8%
Inter Parfums	176,963	25,484,442
Total (Cost $7,788,861)		25,484,442

FINANCIALS – 10.1%
CAPITAL MARKETS - 10.1%
Ares Management Cl. A	213,781	25,422,837
Lazard	436,759	15,199,213
Morningstar	135,516	38,790,100
SEI Investments	615,771	39,132,247
TMX Group	1,136,994	27,501,345
Total (Cost $67,200,524)		146,045,742

HEALTH CARE – 5.3%
HEALTH CARE EQUIPMENT & SUPPLIES - 3.8%
Enovis Corporation [1]	389,763	21,834,523
Haemonetics Corporation [1]	380,779	32,560,413
		54,394,936
LIFE SCIENCES TOOLS & SERVICES - 1.5%
Bio-Techne	288,369	22,250,552
Total (Cost $56,047,882)		76,645,488

INDUSTRIALS – 34.2%
AEROSPACE & DEFENSE - 2.2%
Woodward	232,215	31,611,428
BUILDING PRODUCTS - 3.4%
Simpson Manufacturing	170,578	33,771,032
†UFP Industries	124,060	15,575,733
		49,346,765
COMMERCIAL SERVICES & SUPPLIES - 1.9%
RB Global	402,022	26,891,252
CONSTRUCTION & ENGINEERING - 4.4%
Arcosa	481,090	39,757,278
Valmont Industries	103,599	24,191,402
		63,948,680
GROUND TRANSPORTATION - 2.2%
Landstar System	161,303	31,236,326
MACHINERY - 16.3%
†Enpro	103,793	16,268,515
ESAB Corporation	245,591	21,273,092
ESCO Technologies	268,028	31,367,317
John Bean Technologies	306,079	30,439,556
Kadant	151,302	42,411,464
Lincoln Electric Holdings	197,001	42,839,837
Lindsay Corporation	177,011	22,862,741
RBC Bearings [1]	99,294	28,287,868
		235,750,390
PROFESSIONAL SERVICES - 2.0%
Forrester Research [1]	733,345	19,660,979
Korn Ferry	151,805	9,009,627
		28,670,606
TRADING COMPANIES & DISTRIBUTORS - 1.8%
Air Lease Cl. A	627,000	26,296,380
Total (Cost $208,630,393)		493,751,827

INFORMATION TECHNOLOGY – 12.3%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.7%
Cognex Corporation	480,757	20,066,797
†Littelfuse	58,540	15,662,962
Rogers Corporation [1]	142,137	18,772,034
		54,501,793
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.0%
Cirrus Logic [1]	291,027	24,210,536
FormFactor [1]	826,000	34,452,460
MKS Instruments	408,807	42,053,976
		100,716,972
SOFTWARE - 1.6%
Fair Isaac [1]	19,798	23,045,070
Total (Cost $100,457,680)		178,263,835

MATERIALS – 11.0%
CHEMICALS - 5.7%
Innospec	342,837	42,251,232
Quaker Houghton	188,206	40,166,924
		82,418,156
METALS & MINING - 2.7%
Reliance Steel & Aluminum	139,125	38,910,480
PAPER & FOREST PRODUCTS - 2.6%
Stella-Jones	649,257	37,787,782
Total (Cost $73,996,844)		159,116,418

REAL ESTATE – 7.8%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 7.8%
Colliers International Group	251,000	31,756,520
FirstService Corporation	239,300	38,788,137
Kennedy-Wilson Holdings	2,182,912	27,024,451
Marcus & Millichap	360,833	15,761,185
Total (Cost $105,948,388)		113,330,293

TOTAL COMMON STOCKS
(Cost $744,784,330)		1,373,277,188

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Annual Report to Shareholders | 39

Schedules of Investments

Royce Premier Fund (continued)

VALUE

REPURCHASE AGREEMENT– 5.0%

Fixed Income Clearing Corporation, 4.75% dated 12/29/23, due 1/2/24, maturity value
$71,948,172 (collateralized by obligations of various U.S. Government Agencies,
2.375%-2.75% due 5/15/27-2/15/28, valued at $73,348,518)

(Cost $71,910,219)	$71,910,219

TOTAL INVESTMENTS – 100.1%
(Cost $816,694,549)	1,445,187,407

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%	(2,132,515)

NET ASSETS – 100.0%	$1,443,054,892

Royce Small-Cap Opportunity Fund

Common Stocks – 97.3%

	SHARES	VALUE
COMMUNICATION SERVICES – 5.4%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Ooma [1]	558,573	$5,993,488
ENTERTAINMENT - 0.3%
IMAX Corporation [1]	236,249	3,548,460
INTERACTIVE MEDIA & SERVICES - 2.6%
Cars.com [1]	286,100	5,427,317
DHI Group [1]	1,451,495	3,759,372
EverQuote Cl. A [1]	593,410	7,263,339
IAC [1]	142,395	7,458,650
QuinStreet [1]	708,100	9,077,842
		32,986,520
MEDIA - 2.0%
comScore [1]	63,653	1,063,005
†Criteo ADR 1	206,245	5,222,124
Entravision Communications Cl. A	1,250,211	5,213,380
†Innovid Corp. [1]	1,660,838	2,491,257
Magnite [1]	748,407	6,990,121
Thryv Holdings [1]	258,426	5,258,969
		26,238,856
Total (Cost $75,021,734)		68,767,324

CONSUMER DISCRETIONARY – 14.8%
AUTOMOBILE COMPONENTS - 4.0%
Adient [1]	148,652	5,404,987
Dana	313,621	4,582,003
Garrett Motion [1,3]	955,540	9,240,072
†Gentherm [1]	87,955	4,605,324
Goodyear Tire & Rubber [1]	321,578	4,604,997
Modine Manufacturing [1]	142,415	8,502,175
Patrick Industries	57,304	5,750,456
Stoneridge [1]	465,813	9,115,960
		51,805,974
BROADLINE RETAIL - 1.3%
Dillard’s Cl. A	21,910	8,843,972
Nordstrom	389,481	7,185,924
		16,029,896
DIVERSIFIED CONSUMER SERVICES - 0.5%
†Udemy [1]	463,544	6,828,003
HOTELS, RESTAURANTS & LEISURE - 1.0%
Carrols Restaurant Group	486,469	3,833,376
Century Casinos [1]	287,694	1,403,947
Krispy Kreme	218,347	3,294,856
Noodles & Company Cl. A [1]	1,497,196	4,716,167
		13,248,346
HOUSEHOLD DURABLES - 3.5%
Beazer Homes USA [1]	113,199	3,824,994
Cavco Industries [1]	19,586	6,788,899
Century Communities	41,577	3,789,328
M/I Homes [1]	26,667	3,673,113
Skyline Champion [1]	126,307	9,379,558
Taylor Morrison Home [1]	102,760	5,482,246
Toll Brothers	37,455	3,849,999
Tri Pointe Homes [1]	113,588	4,021,015
†Vizio Holding Corp. Cl. A [1]	467,968	3,603,354
		44,412,506
SPECIALTY RETAIL - 3.2%
Asbury Automotive Group [1]	30,921	6,956,297
Barnes & Noble Education [1,3]	1,122,244	1,672,144
Beyond [1]	160,339	4,439,787
Caleres	231,664	7,119,035

40 | The Royce Funds 2023 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2023

Royce Small-Cap Opportunity Fund (continued)

	SHARES	VALUE

CONSUMER DISCRETIONARY (continued)
SPECIALTY RETAIL (continued)
Designer Brands Cl. A	426,189	$3,771,773
Express [1,3]	160,359	1,342,205
J.Jill [1]	183,582	4,732,744
MarineMax [1]	93,767	3,647,536
†OneWater Marine Cl. A [1]	122,230	4,130,152
Victoria’s Secret & Co. [1]	130,523	3,464,080
		41,275,753
TEXTILES, APPAREL & LUXURY GOODS - 1.3%
Fossil Group [1,3]	709,218	1,035,458
Lakeland Industries [4]	437,480	8,110,879
Rocky Brands	176,275	5,319,980
Vera Bradley [1,3]	340,407	2,621,134
		17,087,451
Total (Cost $146,997,695)		190,687,929

CONSUMER STAPLES – 1.1%
FOOD PRODUCTS - 0.3%
SunOpta [1]	808,923	4,424,809
HOUSEHOLD PRODUCTS - 0.5%
Spectrum Brands Holdings	73,618	5,872,508
PERSONAL CARE PRODUCTS - 0.3%
Inter Parfums	30,072	4,330,668
Total (Cost $12,531,775)		14,627,985

ENERGY – 6.5%
ENERGY EQUIPMENT & SERVICES - 3.0%
Archrock	395,737	6,094,350
DMC Global [1]	211,680	3,983,818
Mammoth Energy Services [1]	823,117	3,671,102
Newpark Resources [1]	625,874	4,155,803
Patterson-UTI Energy	373,749	4,036,489
†ProPetro Holding Corp. [1]	304,613	2,552,657
Ranger Energy Services Cl. A	368,556	3,770,328
†Select Water Solutions Cl. A	678,055	5,146,437
†Solaris Oilfield Infrastructure Cl. A	600,448	4,779,566
		38,190,550
OIL, GAS & CONSUMABLE FUELS - 3.5%
Ardmore Shipping	480,518	6,770,499
Baytex Energy	1,390,609	4,616,822
Chesapeake Energy	52,300	4,023,962
Matador Resources	104,677	5,951,934
Navigator Holdings	464,592	6,759,814
Northern Oil and Gas	188,156	6,974,943
Scorpio Tankers	114,898	6,985,798
Southwestern Energy [1]	499,497	3,271,705
		45,355,477
Total (Cost $61,001,879)		83,546,027

FINANCIALS – 6.7%
BANKS - 3.3%
Axos Financial [1]	67,543	3,687,848
BankUnited	127,310	4,128,663
BayCom Corporation	176,305	4,159,035
†Business First Bancshares	164,538	4,055,862
†Customers Bancorp [1]	54,875	3,161,898
First Bancshares (The)	107,504	3,153,092
†Hanmi Financial	198,105	3,843,237
Hilltop Holdings	174,257	6,135,589
New York Community Bancorp	202,700	2,073,621
Seacoast Banking Corporation of Florida	137,177	3,904,057
Western Alliance Bancorp	58,353	3,839,044
		42,141,946
CAPITAL MARKETS - 2.7%
Artisan Partners Asset Management Cl. A	121,649	5,374,453
B. Riley Financial	196,802	4,130,874
Canaccord Genuity Group	960,973	5,511,788
†GCM Grosvenor Cl. A	504,995	4,524,755
Moelis & Company Cl. A	100,573	5,645,162
†P10 Cl. A	415,966	4,251,173
†Perella Weinberg Partners Cl. A	445,312	5,446,166
		34,884,371
FINANCIAL SERVICES - 0.1%
†Acacia Research [1]	437,625	1,715,490
INSURANCE - 0.6%
Brighthouse Financial [1]	148,487	7,857,932
Total (Cost $70,300,422)		86,599,739

HEALTH CARE – 6.4%
BIOTECHNOLOGY - 0.4%
MiMedx Group [1]	538,418	4,721,926
HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
Accuray [1]	2,038,653	5,769,388
Apyx Medical [1]	848,698	2,223,589
Artivion [1]	482,842	8,633,215
Tactile Systems Technology [1]	319,246	4,565,218
Varex Imaging [1]	373,187	7,650,333
		28,841,743
HEALTH CARE PROVIDERS & SERVICES - 2.5%
Community Health Systems [1]	818,326	2,561,360
Cross Country Healthcare [1]	268,516	6,079,202
†ModivCare [1]	66,761	2,936,817
NeoGenomics [1]	345,447	5,589,333
†Quipt Home Medical [1]	682,137	3,472,077
RadNet [1]	221,078	7,686,882
Select Medical Holdings	165,750	3,895,125
		32,220,796
HEALTH CARE TECHNOLOGY - 0.3%
LifeMD [1,3]	526,366	4,363,574
LIFE SCIENCES TOOLS & SERVICES - 0.5%
Azenta [1]	94,525	6,157,358
PHARMACEUTICALS - 0.5%
Organon & Co	395,020	5,696,189
Societal CDMO [1]	2,136,457	748,828
		6,445,017
Total (Cost $71,388,062)		82,750,414

INDUSTRIALS - 28.3%
AEROSPACE & DEFENSE - 5.4%
AAR Corporation [1]	121,287	7,568,309
Astronics Corporation [1]	452,725	7,886,469
BWX Technologies	96,064	7,370,991
Ducommun [1]	145,644	7,582,226
Kaman Corporation	141,117	3,379,752
Kratos Defense & Security Solutions [1]	382,958	7,770,218
Leonardo DRS [1]	382,791	7,671,132
Mercury Systems [1]	131,328	4,802,665
Triumph Group [1]	584,921	9,697,990

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Annual Report to Shareholders | 41

Schedules of Investments

Royce Small-Cap Opportunity Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
AEROSPACE & DEFENSE (continued)
†V2X [1]	127,906	$5,939,955
		69,669,707
AIR FREIGHT & LOGISTICS - 1.0%
Hub Group Cl. A [1]	92,346	8,490,291
Radiant Logistics [1]	688,870	4,574,097
		13,064,388
BUILDING PRODUCTS - 1.5%
Gibraltar Industries [1]	94,774	7,485,251
Insteel Industries	174,083	6,665,638
Resideo Technologies [1]	256,894	4,834,745
		18,985,634
COMMERCIAL SERVICES & SUPPLIES - 2.6%
ACV Auctions Cl. A [1]	315,038	4,772,826
CECO Environmental [1]	451,777	9,162,038
Healthcare Services Group [1]	737,328	7,646,091
†Vestis Corporation	91,113	1,926,129
VSE Corporation	139,451	9,009,929
		32,517,013
CONSTRUCTION & ENGINEERING - 4.8%
Arcosa	34,337	2,837,610
Argan	113,607	5,315,672
Comfort Systems USA	16,110	3,313,344
Concrete Pumping Holdings [1]	880,319	7,218,616
Construction Partners Cl. A [1]	139,913	6,089,014
Limbach Holdings [1]	156,948	7,136,426
Matrix Service [1]	539,798	5,279,224
Northwest Pipe [1]	245,370	7,424,896
Orion Group Holdings [1,3]	1,156,694	5,714,068
Primoris Services	236,983	7,870,205
Sterling Infrastructure [1]	43,667	3,839,639
		62,038,714
ELECTRICAL EQUIPMENT - 0.5%
American Superconductor [1]	435,499	4,851,459
Babcock & Wilcox Enterprises [1]	1,054,826	1,540,046
Power Solutions International [1,5]	129,489	265,452
		6,656,957
GROUND TRANSPORTATION - 0.3%
Daseke [1]	475,093	3,848,253
MACHINERY - 5.0%
Commercial Vehicle Group [1]	939,274	6,584,311
Enpro	35,567	5,574,772
Evercel [1,5]	203,243	193,081
Helios Technologies	120,294	5,455,333
Hurco Companies	71,251	1,534,034
Luxfer Holdings	405,961	3,629,291
Manitex International [1]	862,450	7,537,813
Mayville Engineering [1,3]	401,122	5,784,179
Shyft Group (The)	320,419	3,915,520
Terex Corporation	60,500	3,476,330
Trinity Industries	210,595	5,599,721
Twin Disc	280,895	4,539,263
Wabash National	387,185	9,919,680
		63,743,328
PASSENGER AIRLINES - 0.3%
Allegiant Travel	49,027	4,050,120
PROFESSIONAL SERVICES - 3.7%
Conduent [1]	1,324,837	4,835,655
HireRight Holdings [1]	75,651	1,017,506
Korn Ferry	123,048	7,302,899
Mistras Group [1]	902,530	6,606,519
Resources Connection	476,475	6,751,651
Sterling Check [1]	283,686	3,948,909
TrueBlue [1]	301,401	4,623,491
TTEC Holdings	282,216	6,115,621
†WNS Holdings ADR [1]	106,713	6,744,262
		47,946,513
TRADING COMPANIES & DISTRIBUTORS - 3.2%
Air Lease Cl. A	186,420	7,818,455
BlueLinx Holdings [1]	15,431	1,748,487
Herc Holdings	39,895	5,939,966
Hudson Technologies [1]	547,651	7,387,812
MRC Global [1]	617,562	6,799,358
NOW [1]	473,898	5,364,525
WESCO International	36,859	6,409,043
		41,467,646
Total (Cost $289,662,003)		363,988,273

INFORMATION TECHNOLOGY – 19.8%
COMMUNICATIONS EQUIPMENT - 2.8%
Applied Optoelectronics [1]	373,491	7,215,846
Aviat Networks [1]	187,165	6,112,809
†Clearfield [1]	119,898	3,486,634
Comtech Telecommunications	448,860	3,783,890
Digi International [1]	295,154	7,674,004
DZS [1,3]	964,823	1,900,701
Infinera Corporation [1,3]	566,379	2,690,300
Ribbon Communications [1]	1,158,530	3,359,737
		36,223,921
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.4%
Advanced Energy Industries	66,826	7,278,688
Arlo Technologies [1,3]	774,114	7,369,565
Avnet	43,900	2,212,560
Benchmark Electronics	304,202	8,408,143
Coherent [1]	111,904	4,871,181
CTS Corporation	169,939	7,433,132
Fabrinet [1]	23,395	4,452,771
Frequency Electronics	271,693	2,975,039
Identiv [1]	739,251	6,091,428
†IPG Photonics [1]	44,008	4,776,628
Knowles Corporation [1]	489,141	8,760,515
nLIGHT [1]	564,704	7,623,504
†SmartRent Cl. A [1]	798,195	2,546,242
VIA optronics ADR [1]	802,732	627,014
Vishay Intertechnology	106,109	2,543,433
Vishay Precision Group [1]	121,197	4,129,182
		82,099,025
IT SERVICES - 1.7%
†Applied Digital [1,3]	512,061	3,451,291
†Endava ADR [1]	65,240	5,078,934
†Grid Dynamics Holdings [1]	253,233	3,375,596
Kyndryl Holdings [1]	497,045	10,328,595
		22,234,416
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.7%
Alpha and Omega Semiconductor [1]	224,883	5,860,451
Amkor Technology	197,588	6,573,753
Amtech Systems [1]	692,350	2,907,870
Cohu [1]	203,796	7,212,340
FormFactor [1]	205,852	8,586,087

42 | The Royce Funds 2023 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2023

Royce Small-Cap Opportunity Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Ichor Holdings [1]	254,760	$8,567,579
inTEST Corporation [1]	330,570	4,495,752
Kulicke & Soffa Industries	133,556	7,308,184
Onto Innovation [1]	31,334	4,790,969
Ultra Clean Holdings [1]	244,202	8,337,056
Veeco Instruments [1]	290,205	9,005,061
		73,645,102
SOFTWARE - 1.9%
A10 Networks	418,821	5,515,873
†Everbridge [1]	128,752	3,129,961
†LiveRamp Holdings [1]	117,400	4,447,112
Marin Software [1]	545,237	199,829
SecureWorks Corp. Cl. A [1]	735,213	5,425,872
†Viant Technology Cl. A [1]	722,497	4,978,004
		23,696,651
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.3%
Immersion Corporation	723,136	5,105,340
Intevac [1,4]	1,344,751	5,809,325
†Xerox Holdings	332,410	6,093,075
		17,007,740
Total (Cost $200,353,072)		254,906,855

MATERIALS – 8.2%
CHEMICALS - 2.2%
Aspen Aerogels [1]	457,471	7,218,892
Huntsman Corporation	189,306	4,757,260
Livent Corporation [1,3]	315,074	5,665,031
†Mativ Holdings	456,465	6,988,479
Tronox Holdings	281,725	3,989,226
		28,618,888
CONSTRUCTION MATERIALS - 0.7%
Summit Materials Cl. A [1]	215,533	8,289,399
CONTAINERS & PACKAGING - 0.4%
TriMas Corporation	188,410	4,772,425
METALS & MINING - 4.9%
ATI [1]	189,949	8,636,981
†Capstone Copper [1]	929,721	4,525,641
Carpenter Technology	130,205	9,218,514
Commercial Metals	139,657	6,988,436
Ferroglobe [1]	1,247,786	8,123,087
Haynes International	169,712	9,682,070
Major Drilling Group International [1]	1,000,748	6,955,880
Noranda Aluminum Holding Corporation [1,2]	488,157	0
TimkenSteel Corporation [1]	380,541	8,923,686
		63,054,295
Total (Cost $62,215,728)		104,735,007

REAL ESTATE – 0.1%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Fathom Holdings [1,3]	402,356	1,444,458
Total (Cost $1,836,944)		1,444,458

TOTAL COMMON STOCKS
(Cost $991,309,314)		1,252,054,011

REPURCHASE AGREEMENT– 3.0%
Fixed Income Clearing Corporation, 4.75% dated 12/29/23, due 1/2/24, maturity value $37,843,929 (collateralized by obligations of U.S. Government Agencies, 2.375% due 5/15/27, valued at $38,580,535)
(Cost $37,823,967)		$37,823,967

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.4%
Money Market Funds Federated Hermes Government Obligations Fund - Institutional Shares (7 day yield-5.23%)
(Cost $5,433,667)	5,433,667	5,433,667

TOTAL INVESTMENTS – 100.7%
(Cost $1,034,566,948)		1,295,311,645

LIABILITIES LESS CASH AND OTHER ASSETS – (0.7)%		(8,488,417

NET ASSETS – 100.0%		$1,286,823,228

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Annual Report to Shareholders | 43

Schedules of Investments

Royce Small-Cap Special Equity Fund

Common Stocks – 85.0%

	SHARES	VALUE

COMMUNICATION SERVICES – 3.9%
MEDIA - 3.9%
TEGNA	1,970,000	$30,141,000
Total (Cost $38,059,293)		30,141,000

CONSUMER DISCRETIONARY – 15.7%
AUTOMOBILE COMPONENTS - 4.5%
Standard Motor Products	885,500	35,251,755
BROADLINE RETAIL - 2.6%
Macy’s	1,005,000	20,220,600
DIVERSIFIED CONSUMER SERVICES - 1.8%
H&R Block	285,000	13,785,450
HOTELS, RESTAURANTS & LEISURE - 0.3%
Nathan’s Famous	34,500	2,691,345
HOUSEHOLD DURABLES - 0.9%
Ethan Allen Interiors	225,000	7,182,000
SPECIALTY RETAIL - 1.7%
†ODP Corporation (The) [1]	242,000	13,624,600
TEXTILES, APPAREL & LUXURY GOODS - 3.9%
Movado Group	1,003,500	30,255,525
Total (Cost $98,287,760)		123,011,275

CONSUMER STAPLES – 11.4%
CONSUMER STAPLES DISTRIBUTION & RETAIL - 6.2%
Ingles Markets Cl. A	565,000	48,799,050
FOOD PRODUCTS - 4.1%
John B. Sanfilippo & Son	311,500	32,096,960
HOUSEHOLD PRODUCTS - 1.1%
Oil-Dri Corporation of America	128,000	8,586,240
Total (Cost $61,627,545)		89,482,250

ENERGY – 1.1%
ENERGY EQUIPMENT & SERVICES - 1.1%
RPC	980,000	7,134,400
†U.S. Silica Holdings [1]	145,000	1,639,950
Total (Cost $9,843,609)		8,774,350

FINANCIALS – 4.8%
CAPITAL MARKETS - 4.8%
Diamond Hill Investment Group	138,800	22,983,892
Federated Hermes Cl. B	301,000	10,191,860
GAMCO Investors Cl. A [5]	237,400	4,550,958
Total (Cost $30,166,086)		37,726,710

INDUSTRIALS – 26.2%
BUILDING PRODUCTS - 4.1%
Insteel Industries	413,500	15,832,915
UFP Industries	126,500	15,882,075
		31,714,990
COMMERCIAL SERVICES & SUPPLIES - 3.6%
Ennis	1,280,000	28,044,800
ELECTRICAL EQUIPMENT - 11.3%
Atkore [1]	136,500	21,840,000
Encore Wire	229,600	49,042,560
Preformed Line Products	134,000	17,937,240
		88,819,800
MACHINERY - 6.3%
Gencor Industries [1,4]	910,000	14,687,400
Hurco Companies	301,000	6,480,530
Miller Industries	51,000	2,156,790
Mueller Industries	559,000	26,356,850
		49,681,570
PROFESSIONAL SERVICES - 0.9%
Resources Connection	491,500	6,964,555
Total (Cost $126,800,582)		205,225,715

INFORMATION TECHNOLOGY – 8.2%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.9%
Vishay Intertechnology	1,600,000	38,352,000
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
NVE Corporation [4]	326,500	25,607,395
Total (Cost $42,842,014)		63,959,395

MATERIALS – 9.7%
CHEMICALS - 2.5%
Huntsman Corporation	784,000	19,701,920
CONSTRUCTION MATERIALS - 3.6%
United States Lime & Minerals	123,500	28,448,225
METALS & MINING - 1.2%
†Commercial Metals	72,000	3,602,880
TimkenSteel Corporation [1]	240,000	5,628,000
		9,230,880
PAPER & FOREST PRODUCTS - 2.4%
Sylvamo Corporation	385,500	18,931,905
Total (Cost $49,209,340)		76,312,930

REAL ESTATE – 4.0%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.0%
Marcus & Millichap	720,000	31,449,600
Total (Cost $19,001,132)		31,449,600

TOTAL COMMON STOCKS
(Cost $475,837,361)		666,083,225

REPURCHASE AGREEMENT– 15.3%
Fixed Income Clearing Corporation, 4.75% dated 12/29/23, due 1/2/24, maturity value
$120,071,789 (collateralized by obligations of various U.S. Government Agencies,
0.125%-2.375% due 10/15/26-5/15/27, valued at $122,408,710)
(Cost $120,008,451)		120,008,451

TOTAL INVESTMENTS – 100.3%
(Cost $595,845,812)		786,091,676

LIABILITIES LESS CASH AND OTHER ASSETS - (0.3)%		(2,215,647)

NET ASSETS – 100.0%		$783,876,029

44 | The Royce Funds 2023 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2023

Royce Small-Cap Total Return Fund Common Stocks – 95.8%	SHARES	VALUE

COMMUNICATION SERVICES – 3.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.2%
IDT Corporation Cl. B [1]	339,722	$11,581,123
INTERACTIVE MEDIA & SERVICES - 2.4%
†Shutterstock	76,239	3,680,819
Ziff Davis [1]	310,574	20,867,467
		24,548,286
Total (Cost $35,673,644)		36,129,409

CONSUMER DISCRETIONARY – 8.7%
HOTELS, RESTAURANTS & LEISURE - 1.4%
Denny’s Corporation [1]	1,306,005	14,209,334
HOUSEHOLD DURABLES - 1.5%
Helen of Troy [1]	131,085	15,836,379
LEISURE PRODUCTS - 1.4%
YETI Holdings [1]	270,506	14,006,801
SPECIALTY RETAIL - 4.4%
†Academy Sports and Outdoors	25,212	1,663,992
Advance Auto Parts	398,216	24,303,122
OneWater Marine Cl. A [1]	564,729	19,082,193
		45,049,307
Total (Cost $71,976,141)		89,101,821

ENERGY – 5.4%
ENERGY EQUIPMENT & SERVICES - 5.4%
Cactus Cl. A	228,060	10,353,924
Core Laboratories	691,992	12,220,579
†Dril-Quip [1]	526,127	12,242,975
Pason Systems	1,682,457	20,531,549
Total (Cost $50,925,466)		55,349,027

FINANCIALS – 36.9%
BANKS - 15.3%
Atlantic Union Bankshares	275,322	10,060,266
BankUnited	452,214	14,665,300
First Bancshares (The)	234,486	6,877,474
HBT Financial	193,586	4,086,600
†Hingham Institution for Savings	92,322	17,947,397
Home BancShares	857,928	21,731,316
Independent Bank Group	368,394	18,743,887
Origin Bancorp	367,782	13,082,006
†Seacoast Banking Corporation of Florida	330,737	9,412,775
TowneBank	281,055	8,364,197
Valley National Bancorp	1,396,466	15,165,621
Western Alliance Bancorp	115,774	7,616,771
†Wintrust Financial	90,229	8,368,740
		156,122,350
CAPITAL MARKETS - 2.6%
†GCM Grosvenor Cl. A	1,176,161	10,538,403
Tel Aviv Stock Exchange	3,071,413	16,338,792
		26,877,195
CONSUMER FINANCE - 2.7%
†Encore Capital Group [1]	231,480	11,747,610
PRA Group [1]	590,296	15,465,755
		27,213,365
FINANCIAL SERVICES - 5.5%
Compass Diversified Holdings	770,336	17,294,043
NewtekOne	961,315	13,266,147
Repay Holdings Cl. A [1]	3,010,096	25,706,220
		56,266,410
INSURANCE - 10.8%
Assured Guaranty	249,603	18,677,792
Axis Capital Holdings	348,468	19,294,673
First American Financial	127,086	8,189,422
International General Insurance Holdings [4]	2,674,312	34,445,139
RenaissanceRe Holdings	80,500	15,778,000
†Skyward Specialty Insurance Group [1,3]	2,909	98,557
Stewart Information Services	229,516	13,484,065
		109,967,648
Total (Cost $298,425,833)		376,446,968

INDUSTRIALS – 17.0%
BUILDING PRODUCTS - 2.1%
Simpson Manufacturing	30,800	6,097,784
UFP Industries	121,932	15,308,563
		21,406,347
COMMERCIAL SERVICES & SUPPLIES - 1.8%
Healthcare Services Group [1]	1,741,223	18,056,482
MACHINERY - 2.5%
Douglas Dynamics	603,254	17,904,579
Timken Company (The)	99,038	7,937,895
		25,842,474
PROFESSIONAL SERVICES - 2.5%
Barrett Business Services	150,462	17,423,500
KBR	153,020	8,478,838
		25,902,338
TRADING COMPANIES & DISTRIBUTORS - 8.1%
Air Lease Cl. A	631,539	26,486,746
Applied Industrial Technologies	80,007	13,816,409
FTAI Aviation	408,501	18,954,446
†MRC Global [1]	95,428	1,050,662
MSC Industrial Direct Cl. A	126,157	12,774,658
NOW [1]	824,324	9,331,348
		82,414,269
Total (Cost $126,535,405)		173,621,910

INFORMATION TECHNOLOGY – 15.1%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.9%
†Coherent [1]	499,327	21,735,704
Methode Electronics	354,237	8,051,807
Vontier Corporation	592,490	20,470,530
		50,258,041
IT SERVICES - 4.4%
Hackett Group (The)	768,870	17,507,170
Kyndryl Holdings [1]	1,293,074	26,870,078
		44,377,248
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
Kulicke & Soffa Industries	274,367	15,013,362
MKS Instruments	132,057	13,584,704
		28,598,066
SOFTWARE - 3.0%
Sapiens International	412,843	11,947,676
Teradata Corporation [1]	438,545	19,081,093
		31,028,769
Total (Cost $115,954,636)		154,262,124

MATERIALS – 6.6%
CHEMICALS - 3.5%
Element Solutions	857,610	19,845,096

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Annual Report to Shareholders | 45

Schedules of Investments

Royce Small-Cap Total Return Fund (continued)

	SHARES	VALUE

MATERIALS (continued)
CHEMICALS (continued)
†Ingevity Corporation [1]	341,274	$16,114,958
		35,960,054
CONTAINERS & PACKAGING - 3.1%
Graphic Packaging Holding Company	492,947	12,151,143
Silgan Holdings	425,471	19,252,563
		31,403,706
Total (Cost $53,602,435)		67,363,760

REAL ESTATE – 2.5%
OFFICE REITS - 1.0%
Equity Commonwealth	533,386	10,241,011
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.5%
Kennedy-Wilson Holdings	1,254,199	15,526,984
Total (Cost $32,321,533)		25,767,995

TOTAL COMMON STOCKS
(Cost $785,415,093)		978,043,014

REPURCHASE AGREEMENT– 2.7%
Fixed Income Clearing Corporation, 4.75% dated 12/29/23, due 1/2/24, maturity value $28,028,020 (collateralized by obligations of U.S. Government Agencies, 2.75% due 2/15/28, valued at $28,573,501)
(Cost $28,013,236)		28,013,236
COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.0% Money Market Funds Federated Hermes Government Obligations Fund - Institutional Shares (7 day yield-5.23%)
(Cost $31,275)	31,275	31,275

TOTAL INVESTMENTS – 98.5%
(Cost $813,459,604)		1,006,087,525

CASH AND OTHER ASSETS LESS LIABILITIES – 1.5%		15,273,392

NET ASSETS - 100.0%		$1,021,360,917

Royce Small-Cap Value Fund

Common Stocks – 94.5%

	SHARES	VALUE

COMMUNICATION SERVICES – 2.9%
MEDIA - 2.9%
Entravision Communications Cl. A	174,122	$726,089
Saga Communications Cl. A	64,159	1,428,179
†TEGNA	116,877	1,788,218
Total (Cost $4,368,959)		3,942,486

CONSUMER DISCRETIONARY – 20.6%
DIVERSIFIED CONSUMER SERVICES - 0.2%
Lincoln Educational Services [1]	25,661	257,637
HOTELS, RESTAURANTS & LEISURE - 1.7%
Bloomin’ Brands	81,979	2,307,709
HOUSEHOLD DURABLES - 5.3%
M/I Homes [1]	18,552	2,555,352
Meritage Homes	7,710	1,343,082
PulteGroup	22,281	2,299,845
†Tri Pointe Homes [1]	30,214	1,069,576
		7,267,855
SPECIALTY RETAIL - 9.3%
†Arhaus Cl. A [1]	45,184	535,430
Buckle (The)	48,342	2,297,212
Caleres	57,749	1,774,627
†Destination XL Group [1]	258,807	1,138,751
Haverty Furniture	39,946	1,418,083
Shoe Carnival	76,791	2,319,856
†Signet Jewelers	17,921	1,922,206
Williams-Sonoma	6,700	1,351,926
		12,758,091
TEXTILES, APPAREL & LUXURY GOODS - 4.1%
Carter’s	19,331	1,447,698
Kontoor Brands	30,612	1,910,801
Movado Group	33,405	1,007,161
Steven Madden	27,861	1,170,162
		5,535,822
Total (Cost $19,367,165)		28,127,114

CONSUMER STAPLES – 2.7%
CONSUMER STAPLES DISTRIBUTION & RETAIL - 2.7%
Ingles Markets Cl. A	20,730	1,790,450
Village Super Market Cl. A	71,627	1,878,776
Total (Cost $3,457,438)		3,669,226

ENERGY – 7.7%
OIL, GAS & CONSUMABLE FUELS - 7.7%
†Berry Corporation	25,026	175,933
Chord Energy	11,430	1,900,009
Civitas Resources	24,934	1,704,987
Dorchester Minerals L.P.	62,457	1,988,006
Matador Resources	27,100	1,540,906
Riley Exploration Permian	53,552	1,458,757
SilverBow Resources [1]	60,956	1,772,600
Total (Cost $8,510,669)		10,541,198

FINANCIALS – 17.7%
BANKS - 12.7%
Citizens Community Bancorp	67,992	796,186
CNB Financial	86,635	1,957,085
†Dime Community Bancshares	68,569	1,846,563
†Heritage Financial	45,325	969,502
Landmark Bancorp	1,473	28,547
Mid Penn Bancorp	62,348	1,513,809
National Bankshares	4,871	157,577

46 | The Royce Funds 2023 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2023

Royce Small-Cap Value Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
BANKS (continued)
Princeton Bancorp	17,312	$621,501
Riverview Bancorp	95,811	613,190
†Summit Financial Group	37,584	1,153,453
Timberland Bancorp	53,097	1,670,432
TrustCo Bank Corp NY	55,889	1,735,353
Unity Bancorp	61,706	1,825,880
†Univest Financial	65,352	1,439,705
Western New England Bancorp	107,727	969,543
		17,298,326
CAPITAL MARKETS - 1.7%
Evercore Cl. A	13,687	2,341,161
FINANCIAL SERVICES - 1.4%
†International Money Express [1]	89,483	1,976,680
INSURANCE - 1.9%
Tiptree	134,453	2,549,229
Total (Cost $19,578,013)		24,165,396

HEALTH CARE 6.0%
BIOTECHNOLOGY - 1.2%
Catalyst Pharmaceuticals [1]	97,386	1,637,059
HEALTH CARE PROVIDERS & SERVICES - 2.7%
Cross Country Healthcare [1]	76,587	1,733,930
Molina Healthcare [1]	5,240	1,893,264
		3,627,194
PHARMACEUTICALS - 2.1%
Collegium Pharmaceutical [1]	32,567	1,002,412
SIGA Technologies	346,132	1,938,339
		2,940,751
Total (Cost $6,671,404)		8,205,004

INDUSTRIALS 18.1%
AIR FREIGHT & LOGISTICS - 1.3%
Hub Group Cl. A [1]	18,654	1,715,049
BUILDING PRODUCTS - 2.8%
Quanex Building Products	67,154	2,052,898
UFP Industries	14,053	1,764,354
		3,817,252
CONSTRUCTION & ENGINEERING - 1.8%
Northwest Pipe [1]	23,309	705,330
Sterling Infrastructure [1]	20,593	1,810,743
		2,516,073
ELECTRICAL EQUIPMENT - 1.1%
Preformed Line Products	11,129	1,489,728
GROUND TRANSPORTATION - 3.6%
ArcBest Corporation	16,441	1,976,373
Schneider National Cl. B	74,912	1,906,510
†Universal Logistics Holdings	36,420	1,020,488
		4,903,371
MACHINERY - 1.1%
Wabash National	56,866	1,456,907
MARINE TRANSPORTATION - 2.2%
†Genco Shipping & Trading	68,879	1,142,702
†Pangaea Logistics Solutions	227,003	1,870,505
		3,013,207
PROFESSIONAL SERVICES - 4.2%
Barrett Business Services	17,281	2,001,140
IBEX [1]	112,161	2,132,180
Korn Ferry	24,499	1,454,016
Resources Connection	13,404	189,935
		5,777,271
Total (Cost $16,845,617)		24,688,858

INFORMATION TECHNOLOGY – 16.2%
COMMUNICATIONS EQUIPMENT - 1.3%
Aviat Networks [1]	56,018	1,829,548
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 13.3%
†Bel Fuse Cl. B	16,429	1,096,964
ePlus [1]	28,878	2,305,620
Flex [1]	77,238	2,352,670
Insight Enterprises [1]	6,997	1,239,798
Jabil	15,011	1,912,401
Kimball Electronics [1]	64,088	1,727,172
PC Connection	30,104	2,023,290
Sanmina Corporation [1]	36,391	1,869,406
TD SYNNEX	13,366	1,438,315
Vishay Intertechnology	88,100	2,111,757
		18,077,393
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.0%
Amkor Technology	39,789	1,323,780
SOFTWARE - 0.6%
Adeia	70,280	870,769
Total (Cost $12,584,771)		22,101,490

MATERIALS – 1.3%
METALS & MINING - 1.3%
†Ryerson Holding Corporation	52,973	1,837,104
Total (Cost $1,892,807)		1,837,104

REAL ESTATE – 1.3%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.3%
RMR Group (The) Cl. A	62,509	1,764,629
Total (Cost $1,761,295)		1,764,629

TOTAL COMMON STOCKS
(Cost $95,038,138)		129,042,505

REPURCHASE AGREEMENT – 6.5%
Fixed Income Clearing Corporation, 4.75% dated 12/29/23, due 1/2/24, maturity value $8,851,002 (collateralized by obligations of U.S. Government Agencies, 2.75% due 2/15/28, valued at $9,023,272)
(Cost $8,846,333)		8,846,333

TOTAL INVESTMENTS – 101.0%
(Cost $103,884,471)		137,888,838

LIABILITIES LESS CASH AND OTHER ASSETS – (1.0)%		(1,371,094)

NET ASSETS – 100.0%		$136,517,744

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Annual Report to Shareholders | 47

Schedules of Investments

Royce Smaller-Companies Growth Fund

Common Stocks – 98.2%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 7.7%
BROADLINE RETAIL - 0.8%
Ollie's Bargain Outlet Holdings [1]	18,000	$1,366,020
HOTELS, RESTAURANTS & LEISURE - 5.2%
Bragg Gaming Group [1]	334,000	1,709,007
DraftKings Cl. A [1]	70,000	2,467,500
†Kura Sushi USA Cl. A [1]	27,000	2,052,000
Texas Roadhouse	26,000	3,177,980
		9,406,487
HOUSEHOLD DURABLES - 1.7%
†Installed Building Products	17,000	3,107,940
Total (Cost $9,021,690)		13,880,447

CONSUMER STAPLES 3.0%
BEVERAGES - 0.8%
Celsius Holdings [1]	27,000	1,472,040
FOOD PRODUCTS - 2.2%
Freshpet [1,3]	45,000	3,904,200
Total (Cost $3,329,836)		5,376,240

ENERGY – 1.9%
ENERGY EQUIPMENT & SERVICES - 1.9%
†Cactus Cl. A	43,000	1,952,200
†Oceaneering International [1]	72,000	1,532,160
Total (Cost $3,404,151)		3,484,360

FINANCIALS 9.3%
BANKS - 6.4%
Atlantic Union Bankshares	83,000	3,032,820
†Customers Bancorp [1]	25,000	1,440,500
Seacoast Banking Corporation of Florida	125,000	3,557,500
Webster Financial	70,000	3,553,200
		11,584,020
CAPITAL MARKETS - 0.8%
†Open Lending [1]	176,000	1,497,760
FINANCIAL SERVICES - 2.1%
†AvidXchange Holdings [1]	113,000	1,400,070
Cantaloupe [1]	314,000	2,326,740
		3,726,810
Total (Cost $14,307,350)		16,808,590

HEALTH CARE 20.7%
BIOTECHNOLOGY - 3.7%
†ARS Pharmaceuticals [1,3]	217,000	1,189,160
Avid Bioservices [1]	291,000	1,891,500
MeiraGTx Holdings [1]	146,337	1,027,286
PureTech Health [1]	1,046,000	2,589,237
		6,697,183
HEALTH CARE EQUIPMENT & SUPPLIES - 11.1%
Alphatec Holdings [1]	371,000	5,605,810
Axonics [1]	37,000	2,302,510
†CVRx [1,3]	114,000	3,584,160
Inspire Medical Systems [1]	7,488	1,523,284
SI-BONE [1]	145,000	3,043,550
TransMedics Group [1,3]	50,000	3,946,500
		20,005,814
HEALTH CARE PROVIDERS & SERVICES - 0.7%
Privia Health Group [1]	57,000	1,312,710
LIFE SCIENCES TOOLS & SERVICES - 3.3%
Azenta [1]	52,000	3,387,280
BioLife Solutions [1]	111,000	1,803,750
MaxCyte [1,3]	170,000	799,000
		5,990,030
PHARMACEUTICALS - 1.9%
†Corcept Therapeutics [1]	64,000	2,078,720
†Harrow [1,3]	116,700	1,307,040
		3,385,760
Total (Cost $31,029,864)		37,391,497

INDUSTRIALS 22.5%
AEROSPACE & DEFENSE - 2.9%
AeroVironment [1]	25,000	3,151,000
BWX Technologies	26,500	2,033,345
		5,184,345
AIR FREIGHT & LOGISTICS - 1.7%
GXO Logistics [1]	51,000	3,119,160
COMMERCIAL SERVICES & SUPPLIES - 4.6%
ACV Auctions Cl. A [1]	188,000	2,848,200
VSE Corporation	84,000	5,427,240
		8,275,440
ELECTRICAL EQUIPMENT - 1.6%
Enovix Corporation [1,3]	58,000	726,160
Shoals Technologies Group Cl. A [1]	133,000	2,066,820
		2,792,980
GROUND TRANSPORTATION - 0.3%
†RXO [1]	25,000	581,500
MACHINERY - 2.4%
ATS Corporation [1]	66,000	2,844,617
Energy Recovery [1]	16,000	301,440
Symbotic Cl. A [1]	23,500	1,206,255
		4,352,312
PROFESSIONAL SERVICES - 2.1%
LegalZoom.com [1]	227,000	2,565,100
Paylocity Holding Corporation [1]	7,786	1,283,522
		3,848,622
TRADING COMPANIES & DISTRIBUTORS - 6.9%
Distribution Solutions Group [1]	153,111	4,832,183
†FTAI Aviation	104,000	4,825,600
†Herc Holdings	19,000	2,828,910
		12,486,693
Total (Cost $28,269,352)		40,641,052

INFORMATION TECHNOLOGY 27.6%
COMMUNICATIONS EQUIPMENT - 0.9%
†Applied Optoelectronics [1]	87,000	1,680,840
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.6%
†Evolv Technologies Holdings [1]	379,000	1,788,880
Iteris [1]	342,474	1,780,865
NAPCO Security Technologies	82,000	2,808,500
		6,378,245
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.8%
Aehr Test Systems [1,3]	1,000	26,530
Credo Technology Group Holding [1]	40,000	778,800
Impinj [1]	40,555	3,651,167
indie Semiconductor Cl. A [1]	410,000	3,325,100
PDF Solutions [1]	77,000	2,474,780
†Semtech Corporation [1]	61,000	1,336,510
Silicon Laboratories [1]	19,000	2,513,130
		14,106,017

48 | The Royce Funds 2023 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2023

Royce Smaller-Companies Growth Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SOFTWARE - 13.8%
Agilysys [1]	42,000	$3,562,440
†Coveo Solutions [1]	183,000	1,325,837
†CyberArk Software [1]	20,000	4,381,000
Descartes Systems Group (The) [1]	35,033	2,944,874
†DoubleVerify Holdings [1]	37,000	1,360,860
JFrog [1]	139,318	4,821,796
†NextNav [1,3]	368,894	1,641,578
†SoundHound AI Cl. A [1]	110,000	233,200
Sprout Social Cl. A [1]	66,000	4,055,040
†Vertex Cl. A [1]	22,000	592,680
		24,919,305
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.5%
†Super Micro Computer [1]	9,500	2,700,470
Total (Cost $36,028,255)		49,784,877

MATERIALS 4.0%
CHEMICALS - 1.3%
Bioceres Crop Solutions [1,3]	165,000	2,265,450
METALS & MINING - 2.7%
AMG Critical Materials	56,000	1,410,760
†Carpenter Technology	39,000	2,761,200
†Lithium Royalty [1]	108,000	723,776
		4,895,736
Total (Cost $7,102,508)		7,161,186

REAL ESTATE 1.5%
OFFICE REITS - 0.5%
Postal Realty Trust Cl. A	70,000	1,019,200
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
†DigitalBridge Group Cl. A	102,000	1,789,080
Total (Cost $2,800,182)		2,808,280

TOTAL COMMON STOCKS
(Cost $135,293,188)		177,336,529
REPURCHASE AGREEMENT – 2.2%
Fixed Income Clearing Corporation, 4.75% dated 12/29/23, due 1/2/24, maturity value $4,015,884 (collateralized by obligations of U.S. Government Agencies, 2.375% due 5/15/27, valued at $4,094,068)
(Cost $4,013,766)		$4,013,766
COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.6%
Money Market Funds
Federated Hermes Government Obligations Fund - Institutional Shares (7 day yield-5.23%)
(Cost $2,864,750)	2,864,750	2,864,750

TOTAL INVESTMENTS – 102.0%
(Cost $142,171,704)		184,215,045

LIABILITIES LESS CASH AND OTHER ASSETS – (2.0)%		(3,627,652)

NET ASSETS – 100.0%		$180,587,393

ADR- American Depository Receipt

†	New additions in 2023.
[1]	Non-income producing.
[2]	Securities for which market quotations are not readily available represent 0.0% and 0.0% of net assets for Royce Micro-Cap Fund and Royce Small-Cap Opportunity Fund. These securities have been valued at their fair value under procedures approved by the Fund's Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.
[3]	All or a portion of these securities were on loan as of December 31, 2023.
[4]	As of December 31, 2023, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.
[5]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.

Securities of Royce International Premier Fund are categorized by the country of their headquarters.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2023, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Annual Report to Shareholders | 49

Statements of Assets and Liabilities

	Royce Dividend Value Fund	Royce Global Financial Services Fund	Royce International Premier Fund	Royce Micro-Cap Fund
ASSETS:
Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$62,400,322	$26,785,601	$480,288,033	$307,490,663
Repurchase agreements (at cost and value)	817,192	603,736	–	7,373,829
Receivable for investments sold	–	–	21,375,347	–
Receivable for capital shares sold	16,569	2,316	927,984	135,444
Receivable for dividends and interest	79,629	165,491	2,659,802	36,985
Receivable for securities lending income	–	–	–	1,780
Prepaid expenses and other assets	748	368	12,422	4,435
Total Assets	63,314,460	27,557,512	505,263,588	315,043,136
LIABILITIES:
Payable for collateral on loaned securities	–	–	–	2,056,361
Payable to custodian for cash overdrawn	–	–	3,491,532	–
Payable for investments purchased	–	–	–	137,939
Payable for capital shares redeemed	22,351	68,366	465,632	364,495
Payable for investment advisory fees	44,867	22,995	415,463	256,206
Payable for trustees' fees	3,299	1,443	41,145	16,163
Accrued expenses	69,176	44,274	344,943	197,252
Deferred capital gains tax	–	27,984	–	–
Total Liabilities	139,693	165,062	4,758,715	3,028,416
Net Assets	$63,174,767	$27,392,450	$500,504,873	$312,014,720
ANALYSIS OF NET ASSETS:
Paid-in capital	$23,291,087	$15,612,600	$592,432,882	$224,073,253
Total distributable earnings (loss)	39,883,680	11,779,850	(91,928,009)	87,941,467
Net Assets	$63,174,767	$27,392,450	$500,504,873	$312,014,720
Investment Class	$44,753,703		$252,621,442	$166,476,680
Service Class	18,421,064	$19,136,426	33,645,263	134,780,074
Consultant Class				10,757,966
Institutional Class		8,256,024	214,238,168
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	7,453,191		19,256,176	15,133,273
Service Class	2,939,284	1,895,783	2,125,355	12,656,433
Consultant Class				1,340,235
Institutional Class		620,528	16,326,859
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[2]	$6.00		$13.12	$11.00
Service Class[2]	6.27	$10.09	15.83	10.65
Consultant Class[3]				8.03
Institutional Class[4]		13.30	13.12
Investments at identified cost - Non-Affiliated Companies	$23,504,989	$14,783,133	$473,717,497	$226,041,425
Market value of loaned securities[5]	–	–	–	5,812,412

[1]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.
[2]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, or a 2% redemption fee (Royce International Premier Fund), payable to the Fund.
[3]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[4]	Offering and redemption price per share.
[5]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

50 | The Royce Funds 2023 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2023

	Royce Pennsylvania Mutual Fund	Royce Premier Fund	Royce Small-Cap Opportunity Fund	Royce Small-Cap Special Equity Fund
ASSETS:
Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$1,835,446,800	$1,373,277,188	$1,243,567,474	$625,788,430
Affiliated Companies	–	–	13,920,204	40,294,795
Repurchase agreements (at cost and value)	5,001,625	71,910,219	37,823,967	120,008,451
Cash	50,650	–	1	–
Foreign currency[2]	92,900	–	–	–
Receivable for investments sold	29,011,024	–	4,417,103	–
Receivable for capital shares sold	1,142,134	1,336,770	1,222,663	982,865
Receivable for dividends and interest	1,311,311	1,684,498	910,795	578,921
Receivable for securities lending income	13,800	–	6,332	–
Prepaid expenses and other assets	1,777,852	18,209	19,174	10,864
Total Assets	1,873,848,096	1,448,226,884	1,301,887,713	787,664,326
LIABILITIES:
Payable for collateral on loaned securities	1,502,625	–	5,433,667	–
Payable for investments purchased	1,866,116	–	2,599,234	1,729,639
Payable for capital shares redeemed	1,549,676	3,460,351	5,374,374	1,033,411
Payable for investment advisory fees	1,167,799	1,191,587	1,066,795	658,100
Payable for trustees' fees	89,350	71,789	66,713	41,759
Accrued expenses	692,730	448,265	523,702	325,388
Total Liabilities	6,868,296	5,171,992	15,064,485	3,788,297
Net Assets	$1,866,979,800	$1,443,054,892	$1,286,823,228	$783,876,029
ANALYSIS OF NET ASSETS:
Paid-in capital	$1,212,342,398	$805,976,072	$1,021,070,044	$591,210,024
Total distributable earnings (loss)	654,637,402	637,078,820	265,753,184	192,666,005
Net Assets	$1,866,979,800	$1,443,054,892	$1,286,823,228	$783,876,029
Investment Class	$1,401,590,687	$1,140,122,077	$890,662,199	$605,345,299
Service Class	73,661,128	34,923,162	75,831,198	32,296,933
Consultant Class	193,390,045	11,781,812	12,897,818	15,317,246
Institutional Class	198,337,940	256,227,841	262,009,578	130,916,551
R Class			45,422,435
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	152,714,821	98,974,544	58,928,031	35,496,736
Service Class	8,073,809	3,143,043	5,510,398	1,893,891
Consultant Class	27,413,304	1,355,489	1,103,679	988,819
Institutional Class	21,530,032	21,885,855	16,877,047	7,750,247
R Class			3,445,763
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[3]	$9.18	$11.52	$15.11	$17.05
Service Class[3]	9.12	11.11	13.76	17.05
Consultant Class[4]	7.05	8.69	11.69	15.49
Institutional Class[5]	9.21	11.71	15.52	16.89
R Class[5]			13.18
Investments at identified cost - Non-Affiliated Companies	$1,195,145,182	$744,784,330	$983,914,104	$443,866,353
Investments at identified cost - Affiliated Companies	–	–	12,828,877	31,971,008
Market value of loaned securities[6]	13,919,123	–	13,561,151	–

[1]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.
[2]	The cost of foreign currency is $93,054 for Royce Pennsylvania Mutual Fund.
[3]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[4]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[5]	Offering and redemption price per share.
[6]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Annual Report to Shareholders | 51

Statements of Assets and Liabilities	December 31, 2023

	Royce Small-Cap Total Return Fund	Royce Small-Cap Value Fund	Royce Smaller- Companies Growth Fund
ASSETS:
Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$943,629,150	$129,042,505	$180,201,279
Affiliated Companies	34,445,139	–	–
Repurchase agreements (at cost and value)	28,013,236	8,846,333	4,013,766
Cash	–	27,179	–
Foreign currency[2]	136,071	–	–
Receivable for investments sold	18,305,350	–	–
Receivable for capital shares sold	755,882	12,050,187	13,193
Receivable for dividends and interest	2,870,580	177,874	8,219
Receivable for securities lending income	8	15	6,195
Prepaid expenses and other assets	13,192	1,468	2,651
Total Assets	1,028,168,608	150,145,561	184,245,303
LIABILITIES:
Payable for collateral on loaned securities	31,275	–	2,864,750
Payable for investments purchased	3,698,255	13,248,982	–
Payable for capital shares redeemed	1,703,937	163,571	493,735
Payable for investment advisory fees	844,835	98,086	149,692
Payable for trustees' fees	51,845	5,940	10,014
Accrued expenses	477,544	111,238	139,719
Total Liabilities	6,807,691	13,627,817	3,657,910
Net Assets	$1,021,360,917	$136,517,744	$180,587,393
ANALYSIS OF NET ASSETS:
Paid-in capital	$820,887,942	$101,540,055	$154,809,343
Total distributable earnings (loss)	200,472,975	34,977,689	25,778,050
Net Assets	$1,021,360,917	$136,517,744	$180,587,393
Investment Class	$642,545,623	$37,440,363	$63,278,874
Service Class	58,423,971	99,077,381	112,077,657
Consultant Class	85,487,637
Institutional Class	212,581,276		5,230,862
R Class	22,322,410
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	86,816,092	3,634,569	9,497,901
Service Class	7,591,539	9,675,078	17,482,523
Consultant Class	10,923,963
Institutional Class	29,351,217		772,923
R Class	2,844,521
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[3]	$7.40	$10.30	$6.66
Service Class[3]	7.70	10.24	6.41
Consultant Class[4]	7.83
Institutional Class[5]	7.24		6.77
R Class[5]	7.85
Investments at identified cost - Non-Affiliated Companies	$763,401,016	$95,038,138	$138,157,938
Investments at identified cost - Affiliated Companies	22,045,352	–	–
Market value of loaned securities[6]	30,492	–	10,102,809

[1]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.
[2]	The cost of foreign currency is $136,297 for Royce Small-Cap Total Return Fund.
[3]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[4]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[5]	Offering and redemption price per share.
[6]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

52 | The Royce Funds 2023 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Operations	Year Ended December 31, 2023

	Royce Dividend Value Fund	Royce Global Financial Services Fund	Royce International Premier Fund	Royce Micro-Cap Fund
INVESTMENT INCOME:
INCOME:
Dividends
Non-Affiliated Companies	$1,304,581	$917,101	$15,849,176	$2,159,163
Affiliated Companies	–	–	577,315	–
Foreign withholding tax	(34,433)	(92,696)	(1,560,780)	(25,603)
Interest	33,204	9,411	1,388,253	277,708
Securities lending	–	–	–	16,599
Total income	1,303,352	833,816	16,253,964	2,427,867
EXPENSES:
Investment advisory fees	516,954	264,649	7,228,042	2,956,670
Distribution fees	46,169	46,989	100,992	428,055
Shareholder servicing	109,959	38,399	594,709	389,126
Administrative and office facilities	49,442	32,582	408,662	169,755
Registration	48,922	32,888	78,942	47,563
Audit	35,313	34,901	53,797	36,191
Custody	22,259	24,565	299,562	46,323
Trustees' fees	11,414	5,015	144,289	56,242
Shareholder reports	8,441	2,237	104,532	44,322
Legal	2,278	992	27,956	11,172
Other expenses	8,468	3,940	70,451	26,141
Total expenses	859,619	487,157	9,111,934	4,211,560
Compensating balance credits	(1,612)	(829)	(58,742)	(13,397)
Fees waived by investment adviser and distributor	–	(7,518)	(703,759)	–
Expenses reimbursed by investment adviser	(148,979)	(84,484)	(276,265)	(98,199)
Net expenses	709,028	394,326	8,073,168	4,099,964
Net investment income (loss)	594,324	439,490	8,180,796	(1,672,097)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	7,409,551	2,263,445	(56,246,245)	27,691,499
Investments in Affiliated Companies	–	–	(3,178,273)	–
Foreign currency transactions	(7,406)	(8,204)	(41,260)	649
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	4,554,002	1,249,376	92,794,571	26,342,764
Investments in Affiliated Companies	–	–	(4,700,678)	–
Other assets and liabilities denominated in foreign currency	1,771	(28,009)	137,997	–
Net realized and unrealized gain (loss) on investments and foreign currency	11,957,918	3,476,608	28,766,112	54,034,912
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$12,552,242	$3,916,098	$36,946,908	$52,362,815

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Annual Report to Shareholders | 53

Statements of Operations

	Royce Pennsylvania Mutual Fund	Royce Premier Fund	Royce Small-Cap Opportunity Fund	Royce Small-Cap Special Equity Fund
INVESTMENT INCOME:
INCOME:
Dividends
Non-Affiliated Companies	$19,411,959	$15,411,698	$13,691,556	$13,662,842
Affiliated Companies	–	–	215,942	2,783,243
Foreign withholding tax	(389,692)	(332,284)	(22,985)	–
Interest	942,466	2,167,280	1,267,445	4,209,038
Securities lending	41,412	–	156,534	–
Total income	20,006,145	17,246,694	15,308,492	20,655,123
EXPENSES:
Investment advisory fees	12,836,807	13,367,670	12,604,518	7,744,156
Distribution fees	2,017,126	203,603	502,468	238,355
Shareholder servicing	1,244,800	1,030,353	1,305,974	765,494
Administrative and office facilities	851,345	686,583	666,809	411,647
Registration	87,927	79,937	85,603	68,982
Audit	54,132	44,820	50,552	43,258
Custody	171,818	102,467	167,778	65,001
Trustees' fees	312,049	249,354	238,914	146,017
Shareholder reports	155,961	132,314	111,765	73,339
Legal	61,796	50,100	46,816	29,075
Other expenses	134,850	109,459	110,497	67,353
Total expenses	17,928,611	16,056,660	15,891,694	9,652,677
Compensating balance credits	(57,665)	(21,887)	(33,226)	(20,190)
Fees waived by distributor	(11,618)	–	–	–
Expenses reimbursed by investment adviser	(31,005)	(55,437)	(43,344)	(33,564)
Net expenses	17,828,323	15,979,336	15,815,124	9,598,923
Net investment income (loss)	2,177,822	1,267,358	(506,632)	11,056,200
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	111,724,771	93,034,835	67,234,628	23,779,551
Investments in Affiliated Companies	–	–	7,442,488	(4,732,282)
Foreign currency transactions	(53,091)	(6,882)	(679)	–
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	288,599,010	179,451,497	139,784,179	43,248,559
Investments in Affiliated Companies	–	–	4,002,031	19,410,368
Other assets and liabilities denominated in foreign currency	10	–	249	–
Net realized and unrealized gain (loss) on investments and foreign currency	400,270,700	272,479,450	218,462,896	81,706,196
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$402,448,522	$273,746,808	$217,956,264	$92,762,396

54 | The Royce Funds 2023 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Year Ended December 31, 2023

	Royce Small-Cap Total Return Fund	Royce Small-Cap Value Fund	Royce Smaller- Companies Growth Fund
INVESTMENT INCOME:
INCOME:
Dividends
Non-Affiliated Companies	$18,889,695	$2,564,015	$707,015
Affiliated Companies	862,136	–	–
Foreign withholding tax	(750,770)	–	(12,364)
Interest	865,591	89,165	188,589
Securities lending	5,097	892	127,584
Total income	19,871,749	2,654,072	1,010,824
EXPENSES:
Investment advisory fees	9,563,211	1,109,402	1,812,539
Distribution fees	1,085,380	203,088	290,368
Shareholder servicing	862,536	186,553	249,036
Administrative and office facilities	505,099	75,758	112,466
Registration	70,020	50,074	55,788
Audit	49,246	32,215	33,024
Custody	142,912	29,283	36,666
Trustees' fees	179,306	21,050	34,688
Shareholder reports	128,791	17,831	24,363
Legal	34,813	4,315	6,374
Other expenses	87,262	12,077	18,284
Total expenses	12,708,576	1,741,646	2,673,596
Compensating balance credits	(21,989)	(3,563)	(6,444)
Expenses reimbursed by investment adviser	(55,245)	(139,982)	(130,619)
Net expenses	12,631,342	1,598,101	2,536,533
Net investment income (loss)	7,240,407	1,055,971	(1,525,709)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	87,635,118	8,713,674	7,468,779
Investments in Affiliated Companies	576,633	–	–
Foreign currency transactions	(18,763)	–	(5,769)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	100,865,824	15,859,268	22,084,532
Investments in Affiliated Companies	11,961,952	–	–
Other assets and liabilities denominated in foreign currency	(17,201)	–	–
Net realized and unrealized gain (loss) on investments and foreign currency	201,003,563	24,572,942	29,547,542
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$208,243,970	$25,628,913	$28,021,833

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Annual Report to Shareholders | 55

Statements of Changes in Net Assets

	Royce Dividend Value Fund		Royce Global Financial Services Fund		Royce International Premier Fund

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
INVESTMENT OPERATIONS:
Net investment income (loss)	$594,324	$449,227	$439,490	$214,633	$8,180,796	$8,874,179
Net realized gain (loss) on investments and foreign currency	7,402,145	350,360	2,255,241	(324,504)	(59,465,778)	(31,109,554)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	4,555,773	(11,012,658)	1,221,367	(7,294,143)	88,231,890	(312,277,825)
Net increase (decrease) in net assets from investment operations	12,552,242	(10,213,071)	3,916,098	(7,404,014)	36,946,908	(334,513,200)
DISTRIBUTIONS:
Total distributable earnings
Investment Class	(5,042,548)	(459,825)			(7,746,903)	(9,009,895)
Service Class	(2,006,314)	(84,861)	(1,418,068)	(399,279)	(729,574)	(1,026,583)
Consultant Class	–	(3,174)			–	(126,023)
Institutional Class	(247)	(4,561)	(567,704)	(136,659)	(7,720,585)	(17,241,958)
Total distributions	(7,049,109)	(552,421)	(1,985,772)	(535,938)	(16,197,062)	(27,404,459)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(2,513,377)	(3,483,571)			(3,654,818)	(96,556,648)
Service Class	2,961,580	(2,803,992)	(1,634,082)	(3,264,882)	(1,119,634)	(9,925,065)
Consultant Class	(1,669,601)	467,815			(5,029,442)	(1,238,324)
Institutional Class	(135,683)	(686,375)	161,796	(144,030)	(250,345,128)	(43,429,085)
Shareholder redemption fees
Investment Class	396	73			1,501	24,429
Service Class	–	–	31	3	2,968	77
Net increase (decrease) in net assets from capital share transactions	(1,356,685)	(6,506,050)	(1,472,255)	(3,408,909)	(260,144,553)	(151,124,616)
Net Increase (Decrease) In Net Assets	4,146,448	(17,271,542)	458,071	(11,348,861)	(239,394,707)	(513,042,275)
NET ASSETS:
Beginning of year	59,028,319	76,299,861	26,934,379	38,283,240	739,899,580	1,252,941,855
End of year	$63,174,767	$59,028,319	$27,392,450	$26,934,379	$500,504,873	$739,899,580

56 | The Royce Funds 2023 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Micro-Cap Fund		Royce Pennsylvania Mutual Fund		Royce Premier Fund

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,672,097)	$(2,107,683)	$2,177,822	$3,079,768	$1,267,358	$(416,685)
Net realized gain (loss) on investments and foreign currency	27,692,148	1,594,469	111,671,680	25,462,152	93,027,953	93,957,652
Net change in unrealized appreciation (depreciation) on investments and foreign currency	26,342,764	(93,507,037)	288,599,020	(394,795,614)	179,451,497	(357,293,399)
Net increase (decrease) in net assets from investment operations	52,362,815	(94,020,251)	402,448,522	(366,253,694)	273,746,808	(263,752,432)
DISTRIBUTIONS:
Total distributable earnings
Investment Class	(10,989,696)	(7,366,380)	(65,933,131)	(59,541,547)	(74,373,756)	(84,853,039)
Service Class	(8,936,398)	(6,478,764)	(3,275,912)	(2,986,880)	(2,295,254)	(2,108,066)
Consultant Class	(707,046)	(509,147)	(8,438,738)	(8,814,162)	(762,327)	(947,447)
Institutional Class			(9,421,722)	(6,715,538)	(16,644,913)	(17,404,485)
R Class			–	(345,932)	–	(509,268)
Total distributions	(20,633,140)	(14,354,291)	(87,069,503)	(78,404,059)	(94,076,250)	(105,822,305)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(175,080)	(5,409,081)	(29,489,951)	(82,899,142)	(4,998,002)	(102,448,486)
Service Class	(11,363,544)	(14,429,642)	3,384,794	(8,699,031)	6,039,867	(3,824,328)
Consultant Class	(606,724)	(1,259,829)	(15,806,157)	(21,132,136)	(913,538)	(1,226,087)
Institutional Class			34,304,093	(24,377,993)	18,701,299	(7,385,423)
R Class			(7,470,321)	(377,644)	(6,605,757)	(158,880)
Shareholder redemption fees
Investment Class	970	2,824	1,158	532	447	646
Service Class	1,067	586	202	37	–	245
Net increase (decrease) in net assets from capital share transactions	(12,143,311)	(21,095,142)	(15,076,182)	(137,485,377)	12,224,316	(115,042,313)
Net Increase (Decrease) In Net Assets	19,586,364	(129,469,684)	300,302,837	(582,143,130)	191,894,874	(484,617,050)
NET ASSETS:
Beginning of year	292,428,356	421,898,040	1,566,676,963	2,148,820,093	1,251,160,018	1,735,777,068
End of year	$312,014,720	$292,428,356	$1,866,979,800	$1,566,676,963	$1,443,054,892	$1,251,160,018

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Annual Report to Shareholders | 57

Statements of Changes in Net Assets

	Royce Small-Cap Opportunity Fund		Royce Small-Cap Special Equity Fund		Royce Small-Cap Total Return Fund

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
INVESTMENT OPERATIONS:
Net investment income (loss)	$(506,632)	$153,538	$11,056,200	$8,460,718	$7,240,407	$9,690,626
Net realized gain (loss) on investments and foreign currency	74,676,437	473,845	19,047,269	43,215,219	88,192,988	78,077,877
Net change in unrealized appreciation (depreciation) on investments and foreign currency	143,786,459	(301,654,969)	62,658,927	(119,148,828)	112,810,575	(263,722,163)
Net increase (decrease) in net assets from investment operations	217,956,264	(301,027,586)	92,762,396	(67,472,891)	208,243,970	(175,953,660)
DISTRIBUTIONS:
Total distributable earnings
Investment Class	(39,071,925)	(45,279,449)	(31,210,014)	(67,152,279)	(58,941,637)	(84,408,846)
Service Class	(3,291,030)	(3,382,755)	(1,555,626)	(3,804,020)	(5,006,920)	(7,882,450)
Consultant Class	(559,481)	(558,361)	(657,508)	(1,537,324)	(6,494,539)	(10,861,139)
Institutional Class	(12,002,169)	(10,695,245)	(6,876,676)	(13,788,855)	(19,349,504)	(25,579,974)
R Class	(1,964,587)	(1,917,058)			(1,761,612)	(2,507,527)
Total distributions	(56,889,192)	(61,832,868)	(40,299,824)	(86,282,478)	(91,554,212)	(131,239,936)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(135,355,933)	(151,490,562)	(22,889,342)	(52,903,109)	(22,783,520)	(227,485,345)
Service Class	(1,863,203)	(20,199,622)	(4,629,957)	(14,674,150)	(7,348,656)	(3,697,202)
Consultant Class	55,614	(322,670)	(883,022)	(6,601,167)	(9,626,037)	(1,904,964)
Institutional Class	16,944,127	(18,386,325)	6,248,547	(95,455,503)	8,493,692	(38,430,721)
R Class	1,076,523	(1,746,516)			(469,274)	(893,138)
Shareholder redemption fees
Investment Class	12,846	30,160	1,640	844	687	724
Service Class	1,305	2,437	112	214	293	24
Net increase (decrease) in net assets from capital share transactions	(119,128,721)	(192,113,098)	(22,152,022)	(169,632,871)	(31,732,815)	(272,410,622)
Net Increase (Decrease) In Net Assets	41,938,351	(554,973,552)	30,310,550	(323,388,240)	84,956,943	(579,604,218)
NET ASSETS:
Beginning of year	1,244,884,877	1,799,858,429	753,565,479	1,076,953,719	936,403,974	1,516,008,192
End of year	$1,286,823,228	$1,244,884,877	$783,876,029	$753,565,479	$1,021,360,917	$936,403,974

58 | The Royce Funds 2023 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Small-Cap Value Fund		Royce Smaller-Companies Growth Fund

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
INVESTMENT OPERATIONS:
Net investment income (loss)	$1,055,971	$615,800	$(1,525,709)	$(2,357,212)
Net realized gain (loss) on investments and foreign currency	8,713,674	3,877,777	7,463,010	(20,942,461)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	15,859,268	(18,825,234)	22,084,532	(71,120,031)
Net increase (decrease) in net assets from investment operations	25,628,913	(14,331,657)	28,021,833	(94,419,704)
DISTRIBUTIONS:
Total distributable earnings
Investment Class	(2,893,809)	(2,107,308)	–	(2,603,831)
Service Class	(6,304,788)	(3,950,446)	–	(4,447,234)
Consultant Class	–	(175,045)	–	(183,821)
Institutional Class			–	(182,340)
R Class	–	(317,866)
Total distributions	(9,198,597)	(6,550,665)	–	(7,417,226)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(3,318,421)	(2,457,198)	(7,846,011)	(8,834,564)
Service Class	19,172,063	(1,118,738)	(10,576,956)	(12,386,941)
Consultant Class	(3,079,281)	(1,230,672)	(4,414,617)	(776,959)
Institutional Class			114,033	(572,961)
R Class	(5,632,125)	(1,190,060)
Shareholder redemption fees
Investment Class	512	382	8	323
Service Class	544	1	2,572	426
Net increase (decrease) in net assets from capital share transactions	7,143,292	(5,996,285)	(22,720,971)	(22,570,676)
Net Increase (Decrease) In Net Assets	23,573,608	(26,878,607)	5,300,862	(124,407,606)
NET ASSETS:
Beginning of year	112,944,136	139,822,743	175,286,531	299,694,137
End of year	$136,517,744	$112,944,136	$180,587,393	$175,286,531

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Annual Report to Shareholders | 59

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets			Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
												Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements
Royce Dividend Value Fund–Investment Class
2023	$5.48	$0.06		$1.20	$1.26	$(0.08)	$(0.66)	$(0.74)	$6.00	23.12%	$44,754	1.28%	1.27%	1.09%	1.05%	14%
2022	6.40	0.04		(0.90)	(0.86)	(0.05)	(0.01)	(0.06)	5.48	(13.45)	43,264	1.27	1.27	1.09	0.80	3
2021	6.11	0.05		1.17	1.22	(0.06)	(0.87)	(0.93)	6.40	20.47	54,466	1.21	1.21	1.09	0.76	0
2020	6.21	0.07		0.20	0.27	(0.11)	(0.26)	(0.37)	6.11	4.57	53,421	1.26	1.26	1.09	1.27	4
2019	5.56	0.09		1.58	1.67	(0.10)	(0.92)	(1.02)	6.21	30.34	76,273	1.21	1.20	1.09	1.37	8
Royce Dividend Value Fund–Service Class
2023	$5.71	$0.05		$1.25	$1.30	$(0.06)	$(0.68)	$(0.74)	$6.27	22.92%	$18,421	1.62%	1.61%	1.34%	0.81%	14%
2022	6.65	0.03		(0.94)	(0.91)	(0.02)	(0.01)	(0.03)	5.71	(13.62)	14,005	1.62	1.62	1.34	0.55	3
2021	6.34	0.04		1.21	1.25	(0.04)	(0.90)	(0.94)	6.65	20.11	19,518	1.54	1.54	1.34	0.51	0
2020	6.42	0.06		0.21	0.27	(0.08)	(0.27)	(0.35)	6.34	4.47	19,687	1.60	1.60	1.34	1.02	4
2019	5.73	0.08		1.61	1.69	(0.06)	(0.94)	(1.00)	6.42	29.78	25,256	1.53	1.52	1.34	1.14	8
Royce Global Financial Services Fund–Service Class
2023	$9.41	$0.16	[1]	$1.31	$1.47	$(0.28)	$(0.51)	$(0.79)	$10.09	15.72%	$19,136	1.92%	1.91%	1.49%	1.65%[1]	12%
2022	12.06	0.07		(2.52)	(2.45)	(0.08)	(0.12)	(0.20)	9.41	(20.32)	19,443	1.90	1.90	1.49	0.71	10
2021	10.66	0.23	[2]	1.91	2.14	(0.39)	(0.35)	(0.74)	12.06	20.27	28,574	1.78	1.78	1.49	1.84 [2]	5
2020	9.91	0.07		1.42	1.49	(0.04)	(0.70)	(0.74)	10.66	15.25	25,919	1.88	1.88	1.49	0.80	4
2019	8.18	0.10		1.87	1.97	(0.15)	(0.09)	(0.24)	9.91	24.17	30,202	1.82	1.81	1.49	0.86	5
Royce Global Financial Services Fund–Institutional Class
2023	$12.32	$0.22	[1]	$1.71	$1.93	$(0.28)	$(0.67)	$(0.95)	$13.30	15.72%	$8,256	1.66%	1.66%	1.49%	1.69%[1]	12%
2022	15.76	0.10		(3.31)	(3.21)	(0.08)	(0.15)	(0.23)	12.32	(20.35)	7,491	1.64	1.64	1.49	0.72	10
2021	13.81	0.32	[2]	2.47	2.79	(0.39)	(0.45)	(0.84)	15.76	20.35	9,709	1.51	1.51	1.49	1.98 [2]	5
2020	12.83	0.10		1.82	1.92	(0.04)	(0.90)	(0.94)	13.81	15.18	7,746	1.67	1.67	1.49	0.81	4
2019	10.55	0.14		2.42	2.56	(0.16)	(0.12)	(0.28)	12.83	24.35	6,738	1.60	1.60	1.33	1.04	5
Royce International Premier Fund–Investment Class
2023	$12.54	$0.13		$0.84	$0.97	$(0.39)	$–	$(0.39)	$13.12	7.81%	$252,621	1.29%	1.29%	1.19%	1.02%	36%
2022	17.81	0.13		(4.94)	(4.81)	(0.13)	(0.33)	(0.46)	12.54	(26.96)	248,170	1.26	1.26	1.17	0.95	31
2021	17.64	0.06		0.99	1.05	(0.07)	(0.81)	(0.88)	17.81	6.06	480,550	1.23	1.23	1.16	0.33	32
2020	15.25	0.04		2.40	2.44	(0.05)	–	(0.05)	17.64	15.99	486,378	1.26	1.26	1.19	0.30	21
2019	11.39	0.11		3.82	3.93	(0.07)	–	(0.07)	15.25	34.49	360,623	1.26	1.26	1.18	0.74	40
Royce International Premier Fund–Service Class
2023	$15.04	$0.12		$1.01	$1.13	$(0.34)	$–	$(0.34)	$15.83	7.62%	$33,645	1.62%	1.61%	1.44%	0.79%	36%
2022	21.33	0.11		(5.92)	(5.81)	(0.08)	(0.40)	(0.48)	15.04	(27.21)	33,163	1.59	1.59	1.44	0.63	31
2021	21.10	0.01		1.18	1.19	–	(0.96)	(0.96)	21.33	5.78	59,258	1.54	1.54	1.44	0.05	32
2020	18.24	0.01		2.85	2.86	–	–	–	21.10	15.68	69,153	1.57	1.57	1.44	0.04	21
2019	13.61	0.10		4.57	4.67	(0.04)	–	(0.04)	18.24	34.29	71,350	1.58	1.58	1.41	0.63	40

[1]	For Royce Global Financial Services Fund, a special distribution from Tel Aviv Stock Exchange resulted in an increase in net investment income (loss) per share of $0.04 and an increase in the ratio of net investment income (loss) to average net assets of 0.45% for the Service Class, and $0.06 per share and 0.47% for the Institutional Class.
[2]	For Royce Global Financial Services Fund, a special distribution from ECN Capital resulted in an increase in net investment income (loss) per share of $0.12 and an increase in the ratio of net investment income (loss) to average net assets of 1.00% for the Service Class, and $0.18 per share and 1.14% for the Institutional Class.

60 | The Royce Funds 2023 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets			Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
											Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements
Royce International Premier Fund–Institutional Class
2023	$12.53	$0.16	$0.84	$1.00	$(0.41)	$–	$(0.41)	$13.12	8.05%	$214,238	1.21%	1.19%	1.04%	1.24%	36%
2022	17.82	0.14	(4.95)	(4.81)	(0.15)	(0.33)	(0.48)	12.53	(26.92)	453,793	1.20	1.19	1.04	1.03	31
2021	17.64	0.08	0.99	1.07	(0.09)	(0.80)	(0.89)	17.82	6.23	704,714	1.16	1.16	1.04	0.44	32
2020	15.25	0.06	2.39	2.45	(0.06)	–	(0.06)	17.64	16.12	567,878	1.20	1.20	1.04	0.44	21
2019	11.39	(0.03)	3.98	3.95	(0.09)	–	(0.09)	15.25	34.68	366,870	1.19	1.19	1.04	0.57	40
Royce Micro-Cap Fund–Investment Class
2023	$9.88	$(0.04)	$1.93	$1.89	$–	$(0.77)	$(0.77)	$11.00	19.31%	$166,477	1.25%	1.25%	1.24%	(0.42)%	19%
2022	13.41	(0.05)	(2.98)	(3.03)	–	(0.50)	(0.50)	9.88	(22.55)	149,934	1.25	1.24	1.24	(0.50)	13
2021	12.74	(0.07)	3.84	3.77	–	(3.10)	(3.10)	13.41	31.02	209,032	1.20	1.20	1.20	(0.43)	26
2020	11.02	(0.05)	2.71	2.66	–	(0.94)	(0.94)	12.74	24.50	174,339	1.29	1.29	1.24	(0.46)	25
2019	9.35	(0.05)	2.02	1.97	–	(0.30)	(0.30)	11.02	21.16	158,112	1.51	1.50	1.36	(0.46)	21
Royce Micro-Cap Fund–Service Class
2023	$9.59	$(0.07)	$1.87	$1.80	$–	$(0.74)	$(0.74)	$10.65	19.03%	$134,780	1.55%	1.55%	1.49%	(0.67)%	19%
2022	13.05	(0.08)	(2.89)	(2.97)	–	(0.49)	(0.49)	9.59	(22.76)	132,133	1.54	1.54	1.49	(0.75)	13
2021	12.45	(0.11)	3.74	3.63	–	(3.03)	(3.03)	13.05	30.64	197,089	1.51	1.51	1.49	(0.73)	26
2020	10.79	(0.07)	2.65	2.58	–	(0.92)	(0.92)	12.45	24.26	168,285	1.60	1.60	1.49	(0.71)	25
2019	9.15	(0.01)	1.94	1.93	–	(0.29)	(0.29)	10.79	21.22	164,956	1.51	1.51	1.50	(0.09)	21
Royce Micro-Cap Fund–Consultant Class
2023	$7.29	$(0.11)	$1.41	$1.30	$–	$(0.56)	$(0.56)	$8.03	18.03%	$10,758	2.42%	2.42%	2.30%	(1.48)%	19%
2022	10.00	(0.13)	(2.21)	(2.34)	–	(0.37)	(0.37)	7.29	(23.37)	10,361	2.37	2.37	2.37	(1.63)	13
2021	9.62	(0.18)	2.89	2.71	–	(2.33)	(2.33)	10.00	29.56	15,777	2.30	2.30	2.30	(1.53)	26
2020	8.42	(0.13)	2.04	1.91	–	(0.71)	(0.71)	9.62	23.04	14,025	2.41	2.41	2.41	(1.63)	25
2019	7.23	(0.13)	1.55	1.42	–	(0.23)	(0.23)	8.42	19.72	14,204	2.59	2.59	2.58	(1.69)	21
Royce Pennsylvania Mutual Fund–Investment Class
2023	$7.61	$0.02	$2.00	$2.02	$(0.04)	$(0.41)	$(0.45)	$9.18	26.66%	$1,401,591	0.94%	0.94%	0.94%	0.25%	40%
2022	9.65	0.03	(1.68)	(1.65)	(0.00)	(0.39)	(0.39)	7.61	(17.06)	1,191,941	0.94	0.94	0.94	0.31	45
2021	10.24	0.02	2.11	2.13	(0.01)	(2.71)	(2.72)	9.65	22.05	1,605,587	0.91	0.91	0.91	0.15	60
2020	9.44	0.03	1.29	1.32	(0.06)	(0.46)	(0.52)	10.24	14.08	1,426,472	0.95	0.95	0.95	0.37	32
2019	7.75	0.04	2.01	2.05	(0.02)	(0.34)	(0.36)	9.44	26.56	1,429,042	0.95	0.94	0.94	0.39	30
Royce Pennsylvania Mutual Fund–Service Class
2023	$7.56	$(0.01)	$1.99	$1.98	$(0.01)	$(0.41)	$(0.42)	$9.12	26.31%	$73,661	1.31%	1.31%	1.25%	(0.06)%	40%
2022	9.62	(0.00)	(1.67)	(1.67)	–	(0.39)	(0.39)	7.56	(17.41)	58,043	1.30	1.30	1.25	(0.01)	45
2021	10.23	(0.02)	2.11	2.09	–	(2.70)	(2.70)	9.62	21.64	84,060	1.27	1.27	1.27	(0.22)	60
2020	9.42	0.02	1.28	1.30	(0.03)	(0.46)	(0.49)	10.23	13.88	78,789	1.25	1.24	1.13	0.23	32
2019	7.77	(0.00)	2.00	2.00	(0.01)	(0.34)	(0.35)	9.42	25.75	142,864	1.31	1.30	1.30	(0.01)	30

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Annual Report to Shareholders | 61

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets			Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
											Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements
Royce Pennsylvania Mutual Fund–Consultant Class
2023	$5.88	$(0.05)	$1.54	$1.49	$–	$(0.32)	$(0.32)	$7.05	25.39%	$193,390	1.95%	1.94%	1.94%	(0.76)%	40%
2022	7.53	(0.04)	(1.31)	(1.35)	–	(0.30)	(0.30)	5.88	(17.94)	175,956	1.94	1.94	1.94	(0.70)	45
2021	8.07	(0.08)	1.66	1.58	–	(2.12)	(2.12)	7.53	20.78	249,816	1.92	1.92	1.92	(0.86)	60
2020	7.47	(0.04)	1.00	0.96	–	(0.36)	(0.36)	8.07	12.94	238,595	1.96	1.96	1.96	(0.64)	32
2019	6.18	(0.04)	1.60	1.56	–	(0.27)	(0.27)	7.47	25.25	262,007	1.96	1.95	1.95	(0.62)	30
Royce Pennsylvania Mutual Fund–Institutional Class
2023	$7.63	$0.02	$2.02	$2.04	$(0.04)	$(0.42)	$(0.46)	$9.21	26.77%	$198,338	0.91%	0.91%	0.91%	0.29%	40%
2022	9.68	0.03	(1.68)	(1.65)	(0.01)	(0.39)	(0.40)	7.63	(17.07)	133,606	0.90	0.90	0.90	0.33	45
2021	10.27	0.03	2.12	2.15	(0.01)	(2.73)	(2.74)	9.68	22.10	199,842	0.86	0.86	0.86	0.21	60
2020	9.47	0.04	1.28	1.32	(0.06)	(0.46)	(0.52)	10.27	14.10	163,944	0.89	0.89	0.89	0.42	32
2019	7.78	0.04	2.02	2.06	(0.03)	(0.34)	(0.37)	9.47	26.53	106,564	0.89	0.89	0.89	0.45	30
Royce Premier Fund–Investment Class
2023	$10.06	$0.01	$2.24	$2.25	$(0.00)	$(0.79)	$(0.79)	$11.52	22.53%	$1,140,122	1.19%	1.19%	1.19%	0.10%	15%
2022	12.97	(0.00)	(2.00)	(2.00)	–	(0.91)	(0.91)	10.06	(15.46)	1,001,894	1.18	1.18	1.18	(0.02)	23
2021	13.59	(0.03)	2.16	2.13	(0.01)	(2.74)	(2.75)	12.97	16.36	1,401,347	1.17	1.17	1.17	(0.19)	20
2020	12.88	0.05	1.41	1.46	(0.12)	(0.63)	(0.75)	13.59	11.50	1,414,718	1.21	1.21	1.21	0.41	23
2019	11.62	0.05	3.87	3.92	(0.05)	(2.61)	(2.66)	12.88	34.13	1,505,821	1.20	1.19	1.19	0.32	19
Royce Premier Fund–Service Class
2023	$9.72	$(0.02)	$2.17	$2.15	$–	$(0.76)	$(0.76)	$11.11	22.24%	$34,923	1.63%	1.62%	1.49%	(0.19)%	15%
2022	12.58	(0.04)	(1.95)	(1.99)	–	(0.87)	(0.87)	9.72	(15.79)	24,968	1.59	1.59	1.49	(0.33)	23
2021	13.22	(0.07)	2.09	2.02	–	(2.66)	(2.66)	12.58	15.98	36,488	1.56	1.56	1.49	(0.50)	20
2020	12.54	0.01	1.37	1.38	(0.09)	(0.61)	(0.70)	13.22	11.16	29,588	1.57	1.57	1.49	0.12	23
2019	11.31	(0.01)	3.78	3.77	–	(2.54)	(2.54)	12.54	33.65	29,696	1.57	1.57	1.46	(0.06)	19
Royce Premier Fund–Consultant Class
2023	$7.67	$(0.08)	$1.69	$1.61	$–	$(0.59)	$(0.59)	$8.69	21.16%	$11,782	2.36%	2.36%	2.28%	(0.99)%	15%
2022	10.00	(0.10)	(1.53)	(1.63)	–	(0.70)	(0.70)	7.67	(16.36)	11,265	2.33	2.33	2.33	(1.17)	23
2021	10.60	(0.15)	1.67	1.52	–	(2.12)	(2.12)	10.00	15.01	16,016	2.29	2.29	2.29	(1.30)	20
2020	10.09	(0.07)	1.09	1.02	(0.02)	(0.49)	(0.51)	10.60	10.19	15,686	2.34	2.34	2.34	(0.72)	23
2019	9.17	(0.10)	3.05	2.95	–	(2.03)	(2.03)	10.09	32.55	17,585	2.26	2.26	2.26	(0.91)	19
Royce Premier Fund–Institutional Class
2023	$10.22	$0.02	$2.28	$2.30	$(0.01)	$(0.80)	$(0.81)	$11.71	22.64%	$256,228	1.12%	1.12%	1.12%	0.17%	15%
2022	13.16	0.01	(2.03)	(2.02)	–	(0.92)	(0.92)	10.22	(15.37)	206,916	1.11	1.11	1.11	0.05	23
2021	13.80	(0.02)	2.19	2.17	(0.02)	(2.79)	(2.81)	13.16	16.39	273,853	1.09	1.09	1.09	(0.11)	20
2020	13.08	0.05	1.44	1.49	(0.13)	(0.64)	(0.77)	13.80	11.53	266,587	1.15	1.15	1.15	0.44	23
2019	11.79	0.05	3.94	3.99	(0.05)	(2.65)	(2.70)	13.08	34.23	244,343	1.15	1.15	1.15	0.33	19

62 | The Royce Funds 2023 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets			Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
											Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements
Royce Small-Cap Opportunity Fund–Investment Class
2023	$13.22	$(0.00)	$2.57	$2.57	$–	$(0.68)	$(0.68)	$15.11	19.58%	$890,662	1.23%	1.23%	1.23%	(0.02)%	35%
2022	16.76	0.00	(2.86)	(2.86)	–	(0.68)	(0.68)	13.22	(17.08)	911,802	1.23	1.23	1.23	0.03	35
2021	15.84	(0.06)	4.75	4.69	–	(3.77)	(3.77)	16.76	30.85	1,332,050	1.21	1.21	1.21	(0.30)	69
2020	12.52	(0.03)	3.35	3.32	–	–	–	15.84	26.52	786,849	1.24	1.23	1.23	(0.28)	53
2019	9.92	(0.06)	2.86	2.80	–	(0.20)	(0.20)	12.52	28.21	609,316	1.23	1.22	1.22	(0.50)	47
Royce Small-Cap Opportunity Fund–Service Class
2023	$12.07	$(0.04)	$2.35	$2.31	$–	$(0.62)	$(0.62)	$13.76	19.26%	$75,831	1.54%	1.54%	1.49%	(0.27)%	35%
2022	15.34	(0.03)	(2.62)	(2.65)	–	(0.62)	(0.62)	12.07	(17.28)	68,292	1.54	1.54	1.49	(0.23)	35
2021	14.66	(0.11)	4.39	4.28	–	(3.60)	(3.60)	15.34	30.43	109,440	1.50	1.50	1.49	(0.61)	69
2020	11.61	(0.06)	3.11	3.05	–	–	–	14.66	26.27	131,725	1.54	1.54	1.49	(0.54)	53
2019	9.23	(0.09)	2.65	2.56	–	(0.18)	(0.18)	11.61	27.79	46,032	1.55	1.55	1.49	(0.77)	47
Royce Small-Cap Opportunity Fund–Consultant Class
2023	$10.33	$(0.12)	$2.01	$1.89	$–	$(0.53)	$(0.53)	$11.69	18.39%	$12,898	2.34%	2.34%	2.27%	(1.06)%	35%
2022	13.24	(0.12)	(2.26)	(2.38)	–	(0.53)	(0.53)	10.33	(17.98)	11,396	2.35	2.35	2.35	(1.07)	35
2021	12.61	(0.21)	3.78	3.57	–	(2.94)	(2.94)	13.24	29.46	14,871	2.26	2.26	2.26	(1.35)	69
2020	10.09	(0.14)	2.66	2.52	–	–	–	12.61	24.98	13,477	2.45	2.45	2.45	(1.50)	53
2019	8.09	(0.16)	2.32	2.16	–	(0.16)	(0.16)	10.09	26.70	8,621	2.41	2.41	2.41	(1.67)	47
Royce Small-Cap Opportunity Fund–Institutional Class
2023	$13.59	$0.01	$2.65	$2.66	$(0.02)	$(0.71)	$(0.73)	$15.52	19.65%	$262,010	1.12%	1.12%	1.12%	0.10%	35%
2022	17.21	0.02	(2.94)	(2.92)	–	(0.70)	(0.70)	13.59	(16.94)	214,424	1.12	1.12	1.12	0.15	35
2021	16.22	(0.03)	4.84	4.81	–	(3.82)	(3.82)	17.21	30.89	291,961	1.08	1.08	1.08	(0.18)	69
2020	12.80	(0.02)	3.44	3.42	–	–	–	16.22	26.72	340,877	1.12	1.12	1.12	(0.17)	53
2019	10.13	(0.05)	2.92	2.87	–	(0.20)	(0.20)	12.80	28.36	230,439	1.12	1.12	1.12	(0.39)	47
Royce Small-Cap Opportunity Fund–R Class
2023	$11.61	$(0.08)	$2.25	$2.17	$–	$(0.60)	$(0.60)	$13.18	18.76%	$45,422	1.85%	1.85%	1.85%	(0.63)%	35%
2022	14.80	(0.07)	(2.53)	(2.60)	–	(0.59)	(0.59)	11.61	(17.54)	38,971	1.85	1.85	1.85	(0.57)	35
2021	14.03	(0.16)	4.20	4.04	–	(3.27)	(3.27)	14.80	30.01	51,537	1.81	1.81	1.81	(0.90)	69
2020	11.16	(0.09)	2.96	2.87	–	–	–	14.03	25.72	36,065	1.88	1.87	1.87	(0.93)	53
2019	8.90	(0.12)	2.55	2.43	–	(0.17)	(0.17)	11.16	27.38	31,230	1.86	1.85	1.85	(1.13)	47
Royce Small-Cap Special Equity Fund–Investment Class
2023	$15.92	$0.24	$1.80	$2.04	$(0.25)	$(0.66)	$(0.91)	$17.05	12.83%	$605,345	1.22%	1.22%	1.22%	1.45%	14%
2022	19.09	0.18	(1.39)	(1.21)	(0.19)	(1.77)	(1.96)	15.92	(6.33)	587,346	1.21	1.21	1.21	1.01	23
2021	18.22	0.17	3.86	4.03	(0.20)	(2.96)	(3.16)	19.09	22.50	755,338	1.20	1.20	1.20	0.82	42
2020	17.59	0.27	1.03	1.30	(0.26)	(0.41)	(0.67)	18.22	7.43	702,556	1.23	1.23	1.23	1.68	39
2019	17.43	0.21	1.98	2.19	(0.21)	(1.82)	(2.03)	17.59	12.63	819,015	1.21	1.21	1.21	0.99	20

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Annual Report to Shareholders | 63

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets			Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
											Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements
Royce Small-Cap Special Equity Fund–Service Class
2023	$15.92	$0.19	$1.79	$1.98	$(0.20)	$(0.65)	$(0.85)	$17.05	12.50%	$32,297	1.58%	1.57%	1.49%	1.16%	14%
2022	19.06	0.12	(1.37)	(1.25)	(0.13)	(1.76)	(1.89)	15.92	(6.56)	34,729	1.57	1.57	1.49	0.70	23
2021	18.19	0.12	3.85	3.97	(0.16)	(2.94)	(3.10)	19.06	22.19	57,738	1.54	1.54	1.46	0.57	42
2020	17.56	0.24	1.04	1.28	(0.24)	(0.41)	(0.65)	18.19	7.29	46,671	1.60	1.60	1.39	1.49	39
2019	17.41	0.16	1.99	2.15	(0.17)	(1.83)	(2.00)	17.56	12.40	60,070	1.58	1.58	1.39	0.80	20
Royce Small-Cap Special Equity Fund–Consultant Class
2023	$14.49	$0.05	$1.63	$1.68	$(0.09)	$(0.59)	$(0.68)	$15.49	11.64%	$15,317	2.36%	2.35%	2.31%	0.35%	14%
2022	17.37	(0.04)	(1.25)	(1.29)	–	(1.59)	(1.59)	14.49	(7.43)	15,189	2.40	2.40	2.40	(0.23)	23
2021	16.60	(0.05)	3.50	3.45	(0.01)	(2.67)	(2.68)	17.37	21.16	25,068	2.31	2.31	2.31	(0.29)	42
2020	16.05	0.09	0.92	1.01	(0.09)	(0.37)	(0.46)	16.60	6.27	18,852	2.31	2.31	2.31	0.59	39
2019	15.90	(0.02)	1.82	1.80	(0.00)	(1.65)	(1.65)	16.05	11.38	24,793	2.25	2.25	2.25	(0.12)	20
Royce Small-Cap Special Equity Fund–Institutional Class
2023	$15.77	$0.25	$1.79	$2.04	$(0.27)	$(0.65)	$(0.92)	$16.89	12.95%	$130,917	1.14%	1.14%	1.14%	1.55%	14%
2022	18.92	0.19	(1.37)	(1.18)	(0.21)	(1.76)	(1.97)	15.77	(6.27)	116,301	1.12	1.12	1.12	1.08	23
2021	18.06	0.19	3.82	4.01	(0.22)	(2.93)	(3.15)	18.92	22.63	238,810	1.11	1.11	1.11	0.92	42
2020	17.43	0.30	1.01	1.31	(0.28)	(0.40)	(0.68)	18.06	7.52	194,911	1.15	1.15	1.15	1.84	39
2019	17.28	0.22	1.96	2.18	(0.22)	(1.81)	(2.03)	17.43	12.65	187,785	1.14	1.14	1.14	1.04	20
Royce Small-Cap Total Return Fund–Investment Class
2023	$6.56	$0.06 [1]	$1.50	$1.56	$(0.25)	$(0.47)	$(0.72)	$7.40	24.07%	$642,546	1.22%	1.22%	1.22%	0.86%[1]	65%
2022	8.78	0.08	(1.25)	(1.17)	(0.11)	(0.94)	(1.05)	6.56	(13.25)	591,730	1.22	1.22	1.22	0.97	62
2021	9.34	0.12	2.21	2.33	(0.13)	(2.76)	(2.89)	8.78	25.78	1,016,331	1.20	1.20	1.20	1.09	64
2020	10.93	0.17	0.19	0.36	(0.21)	(1.74)	(1.95)	9.34	3.82	893,868	1.24	1.24	1.24	1.88	61
2019	9.71	0.16	2.10	2.26	(0.15)	(0.89)	(1.04)	10.93	23.45	1,026,074	1.21	1.21	1.21	1.42	21
Royce Small-Cap Total Return Fund–Service Class
2023	$6.80	$0.04 [1]	$1.57	$1.61	$(0.23)	$(0.48)	$(0.71)	$7.70	23.85%	$58,424	1.58%	1.58%	1.49%	0.58%[1]	65%
2022	9.08	0.06	(1.30)	(1.24)	(0.07)	(0.97)	(1.04)	6.80	(13.54)	58,571	1.57	1.57	1.49	0.74	62
2021	9.62	0.09	2.28	2.37	(0.07)	(2.84)	(2.91)	9.08	25.54	80,478	1.52	1.52	1.49	0.78	64
2020	11.27	0.16	0.18	0.34	(0.19)	(1.80)	(1.99)	9.62	3.51	69,634	1.55	1.55	1.49	1.64	61
2019	9.97	0.13	2.16	2.29	(0.08)	(0.91)	(0.99)	11.27	23.08	77,177	1.52	1.52	1.49	1.13	21
Royce Small-Cap Total Return Fund–Consultant Class
2023	$6.89	$(0.01)[1]	$1.58	$1.57	$(0.14)	$(0.49)	$(0.63)	$7.83	22.91%	$85,488	2.25%	2.24%	2.24%	(0.17)%[1]	65%
2022	9.18	0.00	(1.31)	(1.31)	–	(0.98)	(0.98)	6.89	(14.15)	84,448	2.23	2.23	2.23	0.01	62
2021	9.75	0.01	2.31	2.32	(0.01)	(2.88)	(2.89)	9.18	24.63	112,649	2.18	2.18	2.18	0.09	64
2020	11.31	0.09	0.18	0.27	(0.03)	(1.80)	(1.83)	9.75	2.76	110,179	2.22	2.22	2.22	0.88	61
2019	10.02	0.05	2.17	2.22	(0.02)	(0.91)	(0.93)	11.31	22.18	150,175	2.20	2.20	2.20	0.43	21
[1]	For Royce Small-Cap Total Return Fund, a special distribution from Tel Aviv Stock Exchange resulted in an increase in net investment income (loss) per share of $0.01 and an increase in the ratio of net investment income (loss) to average net assets of 0.17% for the Investment Class, $0.01 per share and 0.16% for the Service Class, and $0.01 per share and 0.16% for the Consultant Class.

64 | The Royce Funds 2023 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets			Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
											Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements
Royce Small-Cap Total Return Fund–Institutional Class
2023	$6.43	$0.07 [1]	$1.46	$1.53	$(0.27)	$(0.45)	$(0.72)	$7.24	24.12%	$212,581	1.13%	1.13%	1.13%	0.95%[1]	65%
2022	8.61	0.08	(1.22)	(1.14)	(0.12)	(0.92)	(1.04)	6.43	(13.13)	181,476	1.14	1.14	1.14	1.07	62
2021	9.17	0.13	2.17	2.30	(0.14)	(2.72)	(2.86)	8.61	25.91	279,510	1.10	1.10	1.10	1.19	64
2020	10.77	0.18	0.18	0.36	(0.24)	(1.72)	(1.96)	9.17	3.87	208,605	1.13	1.13	1.13	1.98	61
2019	9.58	0.17	2.07	2.24	(0.18)	(0.87)	(1.05)	10.77	23.59	232,479	1.13	1.13	1.13	1.49	21
Royce Small-Cap Total Return Fund–R Class
2023	$6.92	$0.01 [1]	$1.59	$1.60	$(0.18)	$(0.49)	$(0.67)	$7.85	23.28%	$22,322	1.91%	1.91%	1.91%	0.17%[1]	65%
2022	9.20	0.03	(1.32)	(1.29)	(0.01)	(0.98)	(0.99)	6.92	(13.87)	20,180	1.91	1.91	1.91	0.32	62
2021	9.76	0.05	2.31	2.36	(0.04)	(2.88)	(2.92)	9.20	25.01	27,040	1.85	1.85	1.85	0.42	64
2020	11.38	0.12	0.18	0.30	(0.12)	(1.80)	(1.92)	9.76	3.08	30,027	1.89	1.88	1.88	1.23	61
2019	10.06	0.09	2.18	2.27	(0.03)	(0.92)	(0.95)	11.38	22.66	36,345	1.85	1.84	1.84	0.76	21
Royce Small-Cap Value Fund–Investment Class
2023	$8.85	$0.11	$2.21	$2.32	$(0.12)	$(0.75)	$(0.87)	$10.30	26.39%	$37,440	1.36%	1.35%	1.24%	1.15%	48%
2022	10.43	0.07	(1.09)	(1.02)	(0.05)	(0.51)	(0.56)	8.85	(9.87)	35,545	1.35	1.35	1.24	0.76	62
2021	8.61	0.02	2.41	2.43	(0.01)	(0.60)	(0.61)	10.43	28.48	44,621	1.31	1.31	1.24	0.20	53
2020	9.57	0.06	(0.66)	(0.60)	(0.17)	(0.19)	(0.36)	8.61	(6.25)	34,523	1.39	1.39	1.24	0.76	61
2019	8.35	0.09	1.46	1.55	(0.08)	(0.25)	(0.33)	9.57	18.60	53,234	1.30	1.30	1.24	0.84	64
Royce Small-Cap Value Fund–Service Class
2023	$8.81	$0.09	$2.18	$2.27	$(0.10)	$(0.74)	$(0.84)	$10.24	25.96%	$99,077	1.62%	1.62%	1.49%	0.92%	48%
2022	10.38	0.05	(1.09)	(1.04)	(0.03)	(0.50)	(0.53)	8.81	(10.06)	68,455	1.59	1.59	1.49	0.52	62
2021	8.58	(0.01)	2.41	2.40	–	(0.60)	(0.60)	10.38	28.24	81,840	1.55	1.55	1.49	(0.06)	53
2020	9.54	0.04	(0.66)	(0.62)	(0.15)	(0.19)	(0.34)	8.58	(6.47)	75,502	1.62	1.62	1.49	0.50	61
2019	8.33	0.07	1.44	1.51	(0.05)	(0.25)	(0.30)	9.54	18.21	102,465	1.56	1.55	1.49	0.65	64
Royce Smaller-Companies Growth Fund–Investment Class
2023	$5.69	$(0.04)	$1.01	$0.97	$–	$–	$–	$6.66	17.05%	$63,279	1.27%	1.27%	1.24%	(0.68)%	65%
2022	8.74	(0.06)	(2.74)	(2.80)	–	(0.25)	(0.25)	5.69	(32.07)	61,107	1.26	1.26	1.24	(0.97)	66
2021	11.06	(0.11)	0.83	0.72	–	(3.04)	(3.04)	8.74	8.09	106,318	1.19	1.19	1.19	(0.91)	50
2020	8.21	(0.07)	4.06	3.99	–	(1.14)	(1.14)	11.06	49.61	112,668	1.25	1.25	1.24	(0.86)	61
2019	6.86	(0.05)	1.68	1.63	–	(0.28)	(0.28)	8.21	23.92	91,670	1.25	1.24	1.24	(0.69)	53
Royce Smaller-Companies Growth Fund–Service Class
2023	$5.48	$(0.06)	$0.99	$0.93	$–	$–	$–	$6.41	16.97%	$112,078	1.57%	1.57%	1.49%	(0.93)%	65%
2022	8.45	(0.08)	(2.65)	(2.73)	–	(0.24)	(0.24)	5.48	(32.37)	105,585	1.55	1.55	1.49	(1.22)	66
2021	10.74	(0.15)	0.82	0.67	–	(2.96)	(2.96)	8.45	7.78	178,553	1.51	1.51	1.49	(1.21)	50
2020	7.99	(0.09)	3.95	3.86	–	(1.11)	(1.11)	10.74	49.26	181,591	1.54	1.54	1.49	(1.11)	61
2019	6.69	(0.07)	1.65	1.58	–	(0.28)	(0.28)	7.99	23.67	154,236	1.55	1.54	1.49	(0.93)	53
[1]	For Royce Small-Cap Total Return Fund, a special distribution from Tel Aviv Stock Exchange resulted in an increase in net investment income (loss) per share of $0.01 and an increase in the ratio of net investment income (loss) to average net assets of 0.17% for the Institutional Class, and $0.01 per share and 0.17% for the R Class.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2023 Annual Report to Shareholders | 65

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets			Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
											Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements
Royce Smaller-Companies Growth Fund–Institutional Class
2023	$5.77	$(0.04)	$1.04	$1.00	$–	$–	$–	$6.77	17.33%	$5,231	1.54%	1.53%	1.21%	(0.65)%	65%
2022	8.87	(0.06)	(2.79)	(2.85)	–	(0.25)	(0.25)	5.77	(32.17)	4,400	1.53	1.53	1.16	(0.89)	66
2021	11.23	(0.11)	0.85	0.74	–	(3.10)	(3.10)	8.87	8.16	7,278	1.41	1.41	1.16	(0.88)	50
2020	8.33	(0.07)	4.13	4.06	–	(1.16)	(1.16)	11.23	49.70	5,646	1.44	1.44	1.23	(0.85)	61
2019	6.95	(0.05)	1.72	1.67	–	(0.29)	(0.29)	8.33	24.10	8,021	1.35	1.35	1.17	(0.62)	53

66 | The Royce Funds 2023 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Notes to Financial Statements

Summary of Significant Accounting Policies:

Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Micro-Cap Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Opportunity Fund, Royce Small-Cap Special Equity Fund, Royce Small-Cap Total Return Fund, Royce Small-Cap Value Fund and Royce Smaller-Companies Growth Fund (the “Fund” or “Funds”), are the 11 series of The Royce Fund (the “Trust”), an open-end management investment company organized as a Delaware statutory trust.

Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different transfer agent balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Funds’ investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”). As of December 31, 2023, officers and employees of Royce, Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Fund:

Royce Global Financial Services Fund 15%

VALUATION OF INVESTMENTS:

Portfolio securities held by the Funds are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Portfolio securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by a Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Trust’s Board of Trustees has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Trust's Board of Trustees and policies and procedures adopted by Royce in its capacity as valuation designee for the Trust. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Funds on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;
●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and
●	The Funds use an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

The Royce Funds 2023 Annual Report to Shareholders | 67

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas. In the case of restricted securities, fair value determinations generally start with the inherent or intrinsic worth of the relevant security, without regard to the restrictive feature, and are reduced for any diminution in value resulting from the restrictive feature. Due to the inherent uncertainty of such valuations, these fair values may differ significantly from the values that would have been used had an active market existed.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;
●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;
●	the independent pricing services are unable to supply fair value prices; or
●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time a Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Funds as of December 31, 2023. Any Level 2 or Level 3 securities held by a Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Royce Dividend Value Fund
Common Stocks	$ 62,400,322	$–	$ –	$ 62,400,322
Repurchase Agreement	–	817,192	–	817,192
Royce Global Financial Services Fund
Common Stocks	26,785,601	–	–	26,785,601
Repurchase Agreement	–	603,736	–	603,736
Royce International Premier Fund
Common Stocks	470,702,881	–	–	470,702,881
Preferred Stocks	9,585,152	–	–	9,585,152
Royce Micro-Cap Fund
Common Stocks	305,434,302	–	0	305,434,302
Repurchase Agreement	–	7,373,829	–	7,373,829
Money Market Fund/Collateral Received for Securities Loaned	2,056,361	–	–	2,056,361
Royce Pennsylvania Mutual Fund
Common Stocks	1,833,944,175	–	–	1,833,944,175
Repurchase Agreement	–	5,001,625	–	5,001,625
Money Market Fund/Collateral Received for Securities Loaned	1,502,625	–	–	1,502,625
Royce Premier Fund
Common Stocks	1,373,277,188	–	–	1,373,277,188
Repurchase Agreement	–	71,910,219	–	71,910,219
Royce Small-Cap Opportunity Fund
Common Stocks	1,251,595,478	458,533	0	1,252,054,011
Repurchase Agreement	–	37,823,967	–	37,823,967
Money Market Fund/Collateral Received for Securities Loaned	5,433,667	–	–	5,433,667
Royce Small-Cap Special Equity Fund
Common Stocks	661,532,267	4,550,958	–	666,083,225
Repurchase Agreement	–	120,008,451	–	120,008,451

68 | The Royce Funds 2023 Annual Report to Shareholders

VALUATION OF INVESTMENTS (continued):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Royce Small-Cap Total Return Fund
Common Stocks	$978,043,014	$–	$ –	$978,043,014
Repurchase Agreement	–	28,013,236	–	28,013,236
Money Market Fund/Collateral Received for Securities Loaned	31,275	–	–	31,275
Royce Small-Cap Value Fund
Common Stocks	129,042,505	–	–	129,042,505
Repurchase Agreement	–	8,846,333	–	8,846,333
Royce Smaller-Companies Growth Fund
Common Stocks	177,336,529	–	–	177,336,529
Repurchase Agreement	–	4,013,766	–	4,013,766
Money Market Fund/Collateral Received for Securities Loaned	2,864,750	–	–	2,864,750

REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds as of December 31, 2023, are next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments in securities of foreign companies are usually denominated in foreign currencies and such Funds do not intend to hedge their foreign currency exposures, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

SECURITIES LENDING:

The Funds loan securities through a lending agent, State Street Bank and Trust Company, to qualified institutional investors for the purpose of earning additional income. The lending agent receives and holds collateral from such borrowers to secure their obligations to the Funds. Such loans must be secured at all times by collateral in an amount at least equal to the market value of the loaned securities. The market values of the loaned securities and the collateral fluctuate and are determined at the close of each business day by the lending agent. Borrowers are required to post additional collateral to the lending agent on the next succeeding business day in the event of a collateral shortfall. Counterparty risk is further reduced by loaning securities only to parties that participate in a Global Securities Lending Program organized and monitored by the lending agent and that are deemed by it to satisfy its requirements and by having the lending agent enter into securities lending agreements with such borrowers. The lending agent is not affiliated with Royce.

Collateral may be in the form of cash or U.S. Treasuries. Cash collateral is invested in certain money market pooled investment vehicles. The Funds record a liability in their respective Statements of Assets and Liabilities for the return of such cash collateral during periods in which securities are on loan. The Funds bear the risk of loss for any decrease in the market value of the loaned securities or the investments purchased with cash collateral received from the borrowers.

Pursuant to the agreement in place between the Funds and the lending agent, if a borrower fails to return loaned securities, and the cash collateral being maintained by the lending agent on behalf of such borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent shall, at its option, either replace the loaned securities or pay the amount of the shortfall to the Funds. In the event of the bankruptcy of a borrower, the Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

The Royce Funds 2023 Annual Report to Shareholders | 69

Notes to Financial Statements (continued)

SECURITIES LENDING (continued):

Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. Pursuant to the agreement in place between the Funds and the lending agent, the Funds are responsible for any shortfall in the event the value of the investments purchased with cash collateral is insufficient to pay the rebate fee to the borrower.

The following table presents cash collateral and the market value of securities on loan collateralized by cash collateral held by the Funds as of December 31, 2023:

		SECURITIES ON LOAN COLLATERALIZED
	CASH COLLATERAL[1]	BY CASH COLLATERAL	NET AMOUNT
Royce Micro-Cap Fund	$ 2,056,361	$ (1,984,945)	$ 71,416
Royce Pennsylvania Mutual Fund	1,502,625	(1,462,147)	40,478
Royce Small-Cap Opportunity Fund	5,433,667	(5,000,068)	433,599
Royce Small-Cap Total Return Fund	31,275	(30,492)	783
Royce Smaller-Companies Growth Fund	2,864,750	(2,714,204)	150,546
[1] Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. The contractual maturity of cash collateral is overnight and continuous.

The following table presents non-cash collateral and the market value of securities on loan collateralized by non-cash collateral held by the Funds’ custodian as of December 31, 2023:

		SECURITIES ON LOAN COLLATERALIZED
	NON-CASH COLLATERAL	BY NON-CASH COLLATERAL	NET AMOUNT
Royce Micro-Cap Fund	$ 3,909,453	$ (3,827,467)	$ 81,986
Royce Pennsylvania Mutual Fund	12,718,988	(12,456,976)	262,012
Royce Small-Cap Opportunity Fund	8,750,993	(8,561,083)	189,910
Royce Smaller-Companies Growth Fund	7,543,455	(7,388,605)	154,850

DISTRIBUTIONS AND TAXES:

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

Royce Dividend Value Fund and Royce Small-Cap Total Return Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income and distributions from capital gains are determined at a class level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:

The Funds may be subject to a tax imposed on capital gains on securities of issuers domiciled in certain countries. The Funds record an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statements of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses.

COMPENSATING BALANCE CREDITS:

The Funds have an arrangement with their transfer agent, whereby a portion of the transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the transfer agent.

70 | The Royce Funds 2023 Annual Report to Shareholders

LINE OF CREDIT:

The Funds, along with certain other Royce Funds, participate in a $65 million line of credit (“Credit Agreement”) with State Street Bank and Trust Company to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 4, 2024. Pursuant to the Credit Agreement, each participating Fund is liable for a portion of the commitment fee for the credit facility (i.e., 0.25% of any unused portion of the line of credit) and for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a variable rate equal to the Applicable Rate plus the Applicable Margin. The term Applicable Rate means, for any day, a rate equal to the sum of (a) 0.10%, plus (b) the higher of (i) the Federal Funds Effective Rate for such day, or (ii) the Overnight Bank Funding Rate for such day. The term Applicable Margin means 1.25%. The Funds did not utilize the line of credit during the year ended December 31, 2023.

INDEMNIFICATION PROVISIONS:

Reference is made to Delaware law and the Trust’s Certificate of Trust, Trust Instrument, and By-laws, as amended and supplemented, each of which provides for the indemnification by the Trust of the Trust’s officers and trustees under the circumstances and to the extent set forth therein. Reference is also made to the investment advisory agreements between the Trust, on behalf of the Funds, and Royce which provides for the indemnification by the relevant Fund of Royce under the circumstances and to the extent set forth therein. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification provisions in favor of such service providers and other covered persons. The amount of any potential Fund liability under these indemnification arrangements, if any, currently cannot be determined with any degree of specificity. The Trust is not currently in possession of any information that would cause it to believe that any Fund is reasonably likely to be subject to any material adverse impact from the operation of these indemnification arrangements. No assurance can be given, however, that any Fund will not incur any liability from the operation of these indemnification arrangements. Any future liability to a Fund that may arise from the operation of such arrangements will be publicly disclosed to the extent required by relevant accounting guidance and applicable laws, rules, and regulations.

Capital Share Transactions (in dollars):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23[1]	12/31/22	12/31/23	12/31/22
Royce Dividend Value Fund
Investment Class	$ 3,371,909	$ 5,462,654	$ 4,622,952	$ 398,478	$(10,646,830)	$ (9,344,703)	$ 138,592		$ (2,513,377)	$ (3,483,571)
Service Class	1,830,118	343,158	1,771,922	71,850	(2,454,783)	(3,219,000)	1,814,323		2,961,580	(2,803,992)
Consultant Class	210,153	503,470	–	2,987	(65,431)	(38,642)	(1,814,323)		(1,669,601)	467,815
Institutional Class	3,063	26,893	226	4,475	(380)	(717,743)	(138,592)		(135,683)	(686,375)
Royce Global Financial Services Fund
Service Class	491,150	519,913	1,249,996	363,123	(3,375,228)	(4,147,918)			(1,634,082)	(3,264,882)
Institutional Class	3,545	2,957	286,206	136,659	(127,955)	(283,646)			161,796	(144,030)
Royce International Premier Fund
Investment Class	107,678,901	76,204,270	6,060,642	6,751,294	(117,394,361)	(179,512,212)			(3,654,818)	(96,556,648)
Service Class	2,157,306	2,997,323	616,946	914,665	(8,592,048)	(13,837,053)	4,698,162		(1,119,634)	(9,925,065)
Consultant Class	30,324	149,330	–	105,632	(361,604)	(1,493,286)	(4,698,162)		(5,029,442)	(1,238,324)
Institutional Class	42,412,902	99,085,388	4,586,782	11,395,192	(297,344,812)	(153,909,665)			(250,345,128)	(43,429,085)
Royce Micro-Cap Fund
Investment Class	9,635,607	9,965,275	9,965,314	6,703,670	(19,776,001)	(22,078,026)			(175,080)	(5,409,081)
Service Class	1,295,075	1,724,500	8,183,040	5,984,514	(20,841,659)	(22,138,656)			(11,363,544)	(14,429,642)
Consultant Class	19,443	41,889	647,373	477,041	(1,273,540)	(1,778,759)			(606,724)	(1,259,829)
Royce Pennsylvania Mutual Fund
Investment Class	79,544,369	65,094,251	59,046,248	53,749,475	(168,080,568)	(201,742,868)			(29,489,951)	(82,899,142)
Service Class	10,290,971	5,348,597	2,961,254	2,664,829	(11,876,975)	(16,712,457)	2,009,544		3,384,794	(8,699,031)
Consultant Class	2,521,669	2,842,618	7,851,890	8,180,229	(26,179,716)	(32,154,983)			(15,806,157)	(21,132,136)
Institutional Class	53,155,609	20,667,714	9,282,608	6,645,063	(28,134,124)	(51,690,770)			34,304,093	(24,377,993)
R Class	158,917	578,197	–	345,904	(5,619,694)	(1,301,745)	(2,009,544)		(7,470,321)	(377,644)
Royce Premier Fund
Investment Class	169,049,919	87,824,319	58,712,623	68,480,604	(232,760,544)	(258,753,409)			(4,998,002)	(102,448,486)
Service Class	11,634,237	5,324,371	2,160,921	1,942,373	(8,257,640)	(11,091,072)	502,349		6,039,867	(3,824,328)
Consultant Class	690,713	532,280	730,118	895,363	(2,334,369)	(2,653,730)			(913,538)	(1,226,087)
Institutional Class	51,805,843	32,203,696	15,789,022	16,488,407	(48,893,566)	(56,077,526)			18,701,299	(7,385,423)
R Class	183,825	212,423	–	509,268	(6,287,233)	(880,571)	(502,349)		(6,605,757)	(158,880)
Royce Small-Cap Opportunity Fund
Investment Class	165,497,370	318,411,947	33,252,633	38,901,508	(334,105,936)	(508,804,017)			(135,355,933)	(151,490,562)
Service Class	14,034,208	20,170,973	3,169,540	3,244,630	(19,066,951)	(43,615,225)			(1,863,203)	(20,199,622)
Consultant Class	1,381,496	2,341,420	512,023	507,115	(1,837,905)	(3,171,205)			55,614	(322,670)
Institutional Class	79,555,925	61,510,399	9,350,666	7,698,601	(71,962,464)	(87,595,325)			16,944,127	(18,386,325)
R Class	6,503,400	4,362,167	1,964,573	1,917,055	(7,391,450)	(8,025,738)			1,076,523	(1,746,516)

The Royce Funds 2023 Annual Report to Shareholders | 71

Notes to Financial Statements (continued)

Capital Share Transactions (in dollars) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23[1]	12/31/22	12/31/23	12/31/22
Royce Small-Cap Special Equity Fund
Investment Class	$ 80,810,358	$ 74,793,750	$26,814,396	$57,163,323	$(130,514,096)	$(184,860,182)			$(22,889,342)	$ (52,903,109)
Service Class	4,077,772	6,968,245	1,106,792	3,021,117	(9,814,521)	(24,663,512)			(4,629,957)	(14,674,150)
Consultant Class	317,388	1,652,880	572,830	1,374,559	(1,773,240)	(9,628,606)			(883,022)	(6,601,167)
Institutional Class	33,909,101	32,007,338	4,352,603	9,529,968	(32,013,157)	(136,992,809)			6,248,547	(95,455,503)
Royce Small-Cap Total Return Fund
Investment Class	41,935,943	67,023,280	51,009,988	73,842,790	(115,729,451)	(368,351,415)			(22,783,520)	(227,485,345)
Service Class	6,373,369	11,930,918	4,719,947	7,431,362	(18,441,972)	(23,059,482)			(7,348,656)	(3,697,202)
Consultant Class	2,057,356	6,136,234	5,905,962	9,977,238	(17,589,355)	(18,018,436)			(9,626,037)	(1,904,964)
Institutional Class	23,321,203	90,024,255	19,219,822	25,398,176	(34,047,333)	(153,853,152)			8,493,692	(38,430,721)
R Class	2,641,296	2,628,567	1,761,612	2,507,527	(4,872,182)	(6,029,232)			(469,274)	(893,138)
Royce Small-Cap Value Fund
Investment Class	2,365,304	4,143,624	2,665,001	1,987,585	(8,348,726)	(8,588,407)			(3,318,421)	(2,457,198)
Service Class	21,486,015	3,414,009	5,843,957	3,640,221	(14,846,995)	(8,172,968)	$6,689,086		19,172,063	(1,118,738)
Consultant Class	897	537,262	–	166,877	(190,820)	(1,934,811)	(2,889,358)		(3,079,281)	(1,230,672)
R Class	274,078	634,416	–	317,866	(2,106,475)	(2,142,342)	(3,799,728)		(5,632,125)	(1,190,060)
Royce Smaller-Companies Growth Fund
Investment Class	4,439,689	7,127,233	–	1,870,679	(12,285,700)	(17,832,476)			(7,846,011)	(8,834,564)
Service Class	3,656,743	2,229,200	–	4,255,864	(18,187,433)	(18,872,005)	3,953,734		(10,576,956)	(12,386,941)
Consultant Class	7,157	77,046	–	179,296	(468,040)	(1,033,301)	(3,953,734)		(4,414,617)	(776,959)
Institutional Class	866,567	1,561,613	–	180,637	(752,534)	(2,315,211)			114,033	(572,961)

Capital Share Transactions (in shares):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		NET INCREASE (DECREASE) IN SHARES OUTSTANDING
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23[1]	12/31/22	12/31/23	12/31/22
Royce Dividend Value Fund
Investment Class	570,027	987,739	774,173	74,537	(1,805,395)	(1,686,240)	24,530		(436,665)	(623,964)
Service Class	292,085	59,649	284,444	13,282	(397,725)	(556,523)	308,035		486,839	(483,592)
Consultant Class	30,591	75,541	–	460	(9,600)	(5,405)	(270,888)		(249,897)	70,596
Institutional Class	539	4,889	41	859	(66)	(132,627)	(24,934)		(24,420)	(126,879)
Royce Global Financial Services Fund
Service Class	51,084	48,678	124,999	39,172	(347,129)	(389,775)			(171,046)	(301,925)
Institutional Class	275	223	21,715	11,257	(9,753)	(19,358)			12,237	(7,878)
Royce International Premier Fund
Investment Class	8,187,775	5,289,428	477,216	548,440	(9,206,880)	(13,017,673)			(541,889)	(7,179,805)
Service Class	140,416	182,020	40,244	61,921	(555,432)	(817,074)	295,668		(79,104)	(573,133)
Consultant Class	1,803	9,100	–	6,767	(21,630)	(88,299)	(280,651)		(300,478)	(72,432)
Institutional Class	3,250,170	7,050,212	361,164	925,686	(23,493,797)	(11,306,819)			(19,882,463)	(3,330,921)
Royce Micro-Cap Fund
Investment Class	900,369	919,547	930,468	680,575	(1,865,472)	(2,020,079)			(34,635)	(419,957)
Service Class	128,976	159,057	789,107	625,341	(2,033,028)	(2,117,819)			(1,114,945)	(1,333,421)
Consultant Class	2,606	4,950	82,785	65,618	(166,622)	(226,642)			(81,231)	(156,074)
Royce Pennsylvania Mutual Fund
Investment Class	9,342,337	7,884,090	6,546,147	7,044,491	(19,888,598)	(24,619,020)			(4,000,114)	(9,690,439)
Service Class	1,224,130	636,726	330,129	351,097	(1,412,822)	(2,054,556)	257,965		399,402	(1,066,733)
Consultant Class	383,489	446,394	1,131,397	1,384,133	(4,015,139)	(5,085,840)			(2,500,253)	(3,255,313)
Institutional Class	6,259,443	2,479,284	1,024,570	867,502	(3,256,245)	(6,483,597)			4,027,768	(3,136,811)
R Class	21,258	75,395	–	49,204	(760,823)	(169,561)	(279,491)		(1,019,056)	(44,962)
Royce Premier Fund
Investment Class	15,115,666	7,856,376	5,177,480	6,800,457	(20,949,988)	(23,106,332)			(656,842)	(8,449,499)
Service Class	1,099,873	490,501	197,525	199,422	(771,331)	(1,023,836)	49,298		575,365	(333,913)
Consultant Class	80,081	64,613	85,294	116,584	(279,287)	(312,726)			(113,912)	(131,529)
Institutional Class	4,607,393	2,774,442	1,369,386	1,611,770	(4,343,129)	(4,940,162)			1,633,650	(553,950)
R Class	18,464	20,583	–	55,841	(637,782)	(86,589)	(52,611)		(671,929)	(10,165)

72 | The Royce Funds 2023 Annual Report to Shareholders

Capital Share Transactions (in shares) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		NET INCREASE (DECREASE) IN SHARES OUTSTANDING
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23[1]	12/31/22	12/31/23	12/31/22
Royce Small-Cap Opportunity Fund
Investment Class	11,526,963	21,261,017	2,246,800	2,947,084	(23,795,316)	(34,745,434)			(10,021,553)	(10,537,333)
Service Class	1,075,540	1,497,972	235,304	269,264	(1,458,374)	(3,245,880)			(147,530)	(1,478,644)
Consultant Class	122,026	208,534	44,718	49,139	(166,141)	(277,875)			603	(20,202)
Institutional Class	5,334,621	4,054,020	615,175	567,743	(4,852,493)	(5,805,365)			1,097,303	(1,183,602)
R Class	526,142	333,870	152,174	165,406	(590,638)	(624,233)			87,678	(124,957)
Royce Small-Cap Special Equity Fund
Investment Class	4,879,316	4,274,293	1,581,970	3,583,907	(7,852,907)	(10,534,392)			(1,391,621)	(2,676,192)
Service Class	246,275	390,359	65,298	189,412	(599,369)	(1,426,751)			(287,796)	(846,980)
Consultant Class	21,121	104,981	37,197	94,602	(117,448)	(594,479)			(59,130)	(394,896)
Institutional Class	2,056,148	1,808,501	259,238	603,162	(1,938,056)	(7,662,116)			377,330	(5,250,453)
Royce Small-Cap Total Return Fund
Investment Class	5,989,446	8,441,346	7,007,761	11,291,465	(16,402,558)	(45,260,446)			(3,405,351)	(25,527,635)
Service Class	879,575	1,449,780	622,548	1,099,407	(2,523,128)	(2,802,333)			(1,021,005)	(253,146)
Consultant Class	277,558	758,766	764,031	1,465,086	(2,375,820)	(2,239,607)			(1,334,231)	(15,755)
Institutional Class	3,368,703	11,078,565	2,699,062	3,957,140	(4,954,924)	(19,251,358)			1,112,841	(4,215,653)
R Class	357,894	322,555	227,606	366,132	(657,564)	(711,510)			(72,064)	(22,823)
Royce Small-Cap Value Fund
Investment Class	243,757	451,885	263,861	222,325	(887,380)	(937,108)			(379,762)	(262,898)
Service Class	2,135,035	363,428	582,067	409,474	(1,599,835)	(886,422)	784,184		1,901,451	(113,520)
Consultant Class	114	62,235	–	21,700	(23,761)	(247,539)	(394,479)		(418,126)	(163,604)
R Class	31,309	72,512	–	37,662	(250,388)	(240,352)	(469,746)		(688,825)	(130,178)
Royce Smaller-Companies Growth Fund
Investment Class	717,461	1,080,273	–	325,335	(1,966,328)	(2,821,049)			(1,248,867)	(1,415,441)
Service Class	605,212	363,858	–	766,823	(3,058,267)	(3,012,840)	685,222		(1,767,833)	(1,882,159)
Consultant Class	1,523	13,619	–	38,808	(94,490)	(198,445)	(825,397)		(918,364)	(146,018)
Institutional Class	132,361	242,144	–	30,931	(121,506)	(331,936)			10,855	(58,861)
[1]	On April 26, 2023, Institutional Class shares converted to Investment Class shares for Royce Dividend Value Fund; Consultant Class shares converted to Service Class shares for the following funds: Royce Dividend Value Fund, Royce International Premier Fund, Royce Small-Cap Value Fund and Royce Smaller-Companies Growth Fund; and R Class shares converted to Service Class shares for the following funds: Royce Pennsylvania Mutual Fund, Royce Premier Fund and Royce Small-Cap Value Fund.

The Royce Funds 2023 Annual Report to Shareholders | 73

Notes to Financial Statements (continued)

Investment Adviser and Distributor:

INVESTMENT ADVISER:

Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive investment advisory fees in respect of each Fund that are computed daily and payable monthly. Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2024. To the extent that they impacted net expenses for the year ended December 31, 2023, the effects of those arrangements are shown below. See the Prospectuses for contractual waivers and expiration dates for all classes of all Funds.

	ANNUAL CONTRACTUAL ADVISORY FEE AS A	COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP					YEAR ENDED DECEMBER 31, 2023
	PERCENTAGE OF AVERAGE NET ASSETS[1]	Investment Class	Service Class	Consultant Class	Institutional Class	R Class	Net advisory fees	Advisory fees waived
Royce Dividend Value Fund	0.85%	1.09%	1.34%	2.09%	1.09%	N/A	$516,954	$–
Royce Global Financial Services Fund	1.00%	N/A	1.49%[3]	N/A	1.49%[3]	N/A	264,649	–
Royce International Premier Fund	1.00%	1.19%	1.44%	2.19%	1.04%	N/A	6,524,283	703,759
Royce Micro-Cap Fund	1.00%	1.24%	1.49%	2.24%[4]	N/A	N/A	2,956,670	–
Royce Pennsylvania Mutual Fund	0.76%[2]	N/A	1.25%[3]	N/A	N/A	1.75%[3]	12,836,807	–
Royce Premier Fund	1.00%	N/A	1.49%	2.24%[4]	N/A	1.99%	13,367,670	–
Royce Small-Cap Opportunity Fund	1.00%	N/A	1.49%	2.24%[4]	N/A	N/A	12,604,518	–
Royce Small-Cap Special Equity Fund	1.00%	N/A	1.49%	2.24%[4]	N/A	N/A	7,744,156	–
Royce Small-Cap Total Return Fund	1.00%	N/A	1.49%[3]	2.24%[3,4]	N/A	N/A	9,563,211	–
Royce Small-Cap Value Fund	1.00%	1.24%	1.49%	N/A	N/A	1.99%	1,109,402	–
Royce Smaller-Companies Growth Fund	1.00%	1.24%	1.49%	2.24%	1.24%[5]	N/A	1,812,539	–

[1]	From a base annual rate of 1.00% (0.85% for Royce Dividend Value Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $3 billion – .05% per annum; more than $3 billion to $4 billion – .10% per annum; over $4 billion – .15% per annum.

[2]	Royce Pennsylvania Mutual Fund's fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund's average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[3]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

[4]	For Royce Micro-Cap Fund, Royce Premier Fund, Royce Small-Cap Opportunity Fund, Royce Small-Cap Special Equity Fund and Royce Small-Cap Total Return Fund, the committed net annual operating expense ratio cap is 2.24% for Consultant Class, effective May 1, 2023; prior to May 1, 2023, there was no expense ratio cap.

[5]	Royce Smaller-Companies Growth Fund's committed net annual operating expense ratio cap was increased from 1.16% to 1.24% for Institutional Class, effective May 1, 2023.

DISTRIBUTOR:

Royce Fund Services, LLC (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	YEAR ENDED DECEMBER 31, 2023
	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived
Royce Dividend Value Fund – Service Class	0.25%	$ 40,633	$ –
Royce Dividend Value Fund – Consultant Class	1.00%	5,536	–
Royce Global Financial Services Fund – Service Class	0.25%	39,471	7,518
Royce International Premier Fund – Service Class	0.25%	85,280	–
Royce International Premier Fund – Consultant Class	1.00%	15,712	–
Royce Micro-Cap Fund – Service Class	0.25%	325,787	–
Royce Micro-Cap Fund – Consultant Class	1.00%	102,268	–
Royce Pennsylvania Mutual Fund – Service Class	0.25%	152,624	11,618
Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	1,841,246	–
Royce Pennsylvania Mutual Fund – R Class	0.50%	11,638	–
Royce Premier Fund – Service Class	0.25%	77,858	–
Royce Premier Fund – Consultant Class	1.00%	115,728	–
Royce Premier Fund – R Class	0.50%	10,017	–
Royce Small-Cap Opportunity Fund – Service Class	0.25%	174,563	–
Royce Small-Cap Opportunity Fund – Consultant Class	1.00%	121,502	–
Royce Small-Cap Opportunity Fund – R Class	0.50%	206,403	–
Royce Small-Cap Special Equity Fund – Service Class	0.25%	85,212	–
Royce Small-Cap Special Equity Fund – Consultant Class	1.00%	153,143	–
Royce Small-Cap Total Return Fund – Service Class	0.25%	141,176	–
Royce Small-Cap Total Return Fund – Consultant Class	1.00%	841,306	–
Royce Small-Cap Total Return Fund – R Class	0.50%	102,898	–

74 | The Royce Funds 2023 Annual Report to Shareholders

DISTRIBUTOR (continued):

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	YEAR ENDED DECEMBER 31, 2023
	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived
Royce Small-Cap Value Fund – Service Class	0.25%	$ 183,243	$ –
Royce Small-Cap Value Fund – Consultant Class	1.00%	10,273	–
Royce Small-Cap Value Fund – R Class	0.50%	9,572	–
Royce Smaller-Companies Growth Fund – Service Class	0.25%	276,363	–
Royce Smaller-Companies Growth Fund – Consultant Class	1.00%	14,005	–

Purchases and Sales of Investment Securities:

For the year ended December 31, 2023, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES
Royce Dividend Value Fund	$8,214,970	$12,412,240
Royce Global Financial Services Fund	3,136,765	6,761,056
Royce International Premier Fund	237,358,638	481,014,206
Royce Micro-Cap Fund	54,829,692	89,664,069
Royce Pennsylvania Mutual Fund	659,598,726	770,260,382
Royce Premier Fund	185,965,836	270,285,916
Royce Small-Cap Opportunity Fund	423,052,609	586,272,962
Royce Small-Cap Special Equity Fund	89,156,114	131,108,475
Royce Small-Cap Total Return Fund	605,846,439	746,766,077
Royce Small-Cap Value Fund	51,892,636	56,688,804
Royce Smaller-Companies Growth Fund	113,665,821	135,812,690

Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce or an affiliate of Franklin Resources, Inc. serves as investment adviser. The Trust’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of that review to the Board of Trustees. Cross trades for the year ended December 31, 2023, were as follows:

	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
Royce Pennsylvania Mutual Fund	$ –	$1,795,290	$(3,258,506)
Royce Small-Cap Special Equity Fund	622,480	–	–
Royce Small-Cap Total Return Fund	–	244,300	(123,056)

Class Specific Expenses:

Class specific expenses were as follows for the year ended December 31, 2023:

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER
Royce Dividend Value Fund –
Investment Class	$–	$68,730	$6,290	$19,433	$(1,050)	$93,403	$81,298
Royce Dividend Value Fund – Service Class	40,633	33,744	2,119	13,573	(533)	89,536	44,390
Royce Dividend Value Fund –
Consultant Class	5,536	3,892	20	11,293	(16)	20,725	15,084
Royce Dividend Value Fund –
Institutional Class	–	3,593	12	4,623	(13)	8,215	8,207
	46,169	109,959	8,441	48,922	(1,612)		148,979
Royce Global Financial Services Fund –
Service Class	39,471	31,638	2,216	18,648	(819)	91,154	71,545
Royce Global Financial Services Fund –
Institutional Class	–	6,761	21	14,240	(10)	21,012	12,939
	39,471	38,399	2,237	32,888	(829)		84,484
Royce International Premier Fund –
Investment Class	–	325,347	35,986	32,291	(2,652)	390,972	–
Royce International Premier Fund –
Service Class	85,280	59,295	4,240	12,792	(489)	161,118	26,012
Royce International Premier Fund –
Consultant Class	15,712	5,635	87	11,296	(50)	32,680	14,590
Royce International Premier Fund –
Institutional Class	–	204,432	64,219	22,563	(55,551)	235,663	235,663
	100,992	594,709	104,532	78,942	(58,742)		276,265

The Royce Funds 2023 Annual Report to Shareholders | 75

Notes to Financial Statements (continued)

Class Specific Expenses (continued):

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER
Royce Micro-Cap Fund – Investment Class	$–	$166,762	$27,198	$18,515	$(11,672)	$200,803	$10,271
Royce Micro-Cap Fund – Service Class	325,787	205,771	15,244	16,433	(1,301)	561,934	75,500
Royce Micro-Cap Fund – Consultant Class	102,268	16,593	1,880	12,615	(424)	132,932	12,428
	428,055	389,126	44,322	47,563	(13,397)		98,199
Royce Pennsylvania Mutual Fund –
Investment Class	–	937,025	111,783	24,908	(39,517)	1,034,199	–
Royce Pennsylvania Mutual Fund –
Service Class	152,624	111,492	10,066	12,689	(1,726)	285,145	25,859
Royce Pennsylvania Mutual Fund –
Consultant Class	1,841,246	140,166	16,841	13,897	(5,094)	2,007,056	–
Royce Pennsylvania Mutual Fund –
Institutional Class	–	45,348	16,839	32,947	(11,170)	83,964	–
Royce Pennsylvania Mutual Fund – R Class	11,638	10,769	432	3,486	(158)	26,167	5,146
	2,005,508	1,244,800	155,961	87,927	(57,665)		31,005
Royce Premier Fund – Investment Class	–	927,425	85,418	30,682	(18,957)	1,024,568	–
Royce Premier Fund – Service Class	77,858	63,008	12,260	13,256	(1,432)	164,950	41,491
Royce Premier Fund – Consultant Class	115,728	17,141	1,441	12,298	(365)	146,243	9,292
Royce Premier Fund – Institutional Class	–	13,498	33,058	20,234	(1,092)	65,698	–
Royce Premier Fund – R Class	10,017	9,281	137	3,467	(41)	22,861	4,654
	203,603	1,030,353	132,314	79,937	(21,887)		55,437
Royce Small-Cap Opportunity Fund –
Investment Class	–	1,068,324	88,251	34,524	(29,481)	1,161,618	–
Royce Small-Cap Opportunity Fund –
Service Class	174,563	107,244	11,129	14,127	(620)	306,443	35,106
Royce Small-Cap Opportunity Fund –
Consultant Class	121,502	16,043	1,435	11,882	(294)	150,568	8,238
Royce Small-Cap Opportunity Fund –
Institutional Class	–	22,073	9,590	14,396	(2,365)	43,694	–
Royce Small-Cap Opportunity Fund – R Class	206,403	92,290	1,360	10,674	(466)	310,261	–
	502,468	1,305,974	111,765	85,603	(33,226)		43,344
Royce Small-Cap Special Equity Fund –
Investment Class	–	655,555	56,206	27,890	(14,125)	725,526	–
Royce Small-Cap Special Equity Fund –
Service Class	85,212	59,584	5,151	12,655	(456)	162,146	28,560
Royce Small-Cap Special Equity Fund –
Consultant Class	153,143	24,041	2,722	12,631	(1,338)	191,199	5,004
Royce Small-Cap Special Equity Fund –
Institutional Class	–	26,314	9,260	15,806	(4,271)	47,109	–
	238,355	765,494	73,339	68,982	(20,190)		33,564
Royce Small-Cap Total Return Fund –
Investment Class	–	601,229	70,667	22,122	(16,023)	677,995	–
Royce Small-Cap Total Return Fund –
Service Class	141,176	104,362	8,473	12,794	(930)	265,875	48,074
Royce Small-Cap Total Return Fund –
Consultant Class	841,306	92,351	15,406	14,002	(3,761)	959,304	7,171
Royce Small-Cap Total Return Fund –
Institutional Class	–	11,885	31,438	13,426	(602)	56,147	–
Royce Small-Cap Total Return Fund – R Class	102,898	52,709	2,807	7,676	(673)	165,417	–
	1,085,380	862,536	128,791	70,020	(21,989)		55,245

76 | The Royce Funds 2023 Annual Report to Shareholders

Class Specific Expenses (continued):

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER
Royce Small-Cap Value Fund –
Investment Class	$–	$49,806	$4,952	$15,105	$(2,239)	$67,624	$38,714
Royce Small-Cap Value Fund – Service Class	183,243	121,793	12,563	21,130	(1,162)	337,567	94,681
Royce Small-Cap Value Fund –
Consultant Class	10,273	5,372	68	10,377	(66)	26,024	–
Royce Small-Cap Value Fund – R Class	9,572	9,582	248	3,462	(96)	22,768	6,587
	203,088	186,553	17,831	50,074	(3,563)		139,982
Royce Smaller-Companies Growth Fund –
Investment Class	–	64,977	9,730	15,345	(4,961)	85,091	16,357
Royce Smaller-Companies Growth Fund –
Service Class	276,363	171,310	14,089	18,271	(1,289)	478,744	84,497
Royce Smaller-Companies Growth Fund –
Consultant Class	14,005	5,242	98	10,535	(80)	29,800	14,186
Royce Smaller-Companies Growth Fund –
Institutional Class	–	7,507	446	11,637	(114)	19,476	15,579
	290,368	249,036	24,363	55,788	(6,444)		130,619

Tax Information:

As of December 31, 2023, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED
	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	(Depreciation)
Royce Dividend Value Fund	$ 24,873,589	$ 38,343,925	$ 38,412,465	$ 68,540
Royce Global Financial Services Fund	16,558,680	10,830,657	11,755,238	924,581
Royce International Premier Fund	481,741,117	(1,453,084)	68,551,507	70,004,591
Royce Micro-Cap Fund	233,637,298	81,227,194	112,655,565	31,428,371
Royce Pennsylvania Mutual Fund	1,211,229,074	629,219,351	683,066,084	53,846,733
Royce Premier Fund	818,476,905	626,710,502	645,330,862	18,620,360
Royce Small-Cap Opportunity Fund	1,048,047,935	247,263,710	357,282,004	110,018,294
Royce Small-Cap Special Equity Fund	595,897,490	190,194,186	201,212,553	11,018,367
Royce Small-Cap Total Return Fund	830,652,326	175,435,199	202,575,194	27,139,995
Royce Small-Cap Value Fund	103,706,506	34,182,332	35,639,861	1,457,529
Royce Smaller-Companies Growth Fund	144,455,997	39,759,048	46,797,354	7,038,306

The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships, underlying investments and mark-to-market of Passive Foreign Investment Companies.

Distributions during the years ended December 31, 2023 and 2022, were characterized as follows for tax purposes:

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS		RETURN OF CAPITAL
	2023	2022	2023	2022	2023	2022
Royce Dividend Value Fund	$ 906,319	$ 425,788	$ 6,142,790	$ 126,633	$ –	$ –
Royce Global Financial Services Fund	668,163	213,571	1,317,609	322,343	–	24
Royce International Premier Fund	16,197,062	8,603,671	–	18,800,788	–	–
Royce Micro-Cap Fund	–	1,948,933	20,633,140	12,404,460	–	898
Royce Pennsylvania Mutual Fund	8,158,858	5,035,816	78,910,645	73,368,243	–	–
Royce Premier Fund	843,270	–	93,232,980	105,822,305	–	–
Royce Small-Cap Opportunity Fund	4,987,940	6,215,236	51,901,252	55,617,632	–	–
Royce Small-Cap Special Equity Fund	11,151,118	17,122,442	29,148,706	69,160,036	–	–
Royce Small-Cap Total Return Fund	43,148,082	18,597,278	48,406,130	112,642,658	–	–
Royce Small-Cap Value Fund	2,301,024	391,419	6,897,573	6,159,246	–	–
Royce Smaller-Companies Growth Fund	–	3,273,074	–	4,143,044	–	1,108

The Royce Funds 2023 Annual Report to Shareholders | 77

Notes to Financial Statements (continued)

Tax Information (continued):

The tax basis components of distributable earnings as of December 31, 2023, were as follows:

		UNDISTRIBUTED		QUALIFIED
		LONG-TERM		LATE YEAR
	UNDISTRIBUTED	CAPITAL GAINS OR	NET UNREALIZED	ORDINARY AND	TOTAL	CAPITAL LOSS
	ORDINARY	(CAPITAL LOSS	APPRECIATION	POST-OCTOBER LOSS	DISTRIBUTABLE	CARRYFORWARD
	INCOME	CARRYFORWARD)	(DEPRECIATION)[1]	DEFERRALS[2]	EARNINGS	UTILIZED
Royce Dividend Value Fund	$ 232,744	$ 1,368,707	$ 38,343,618	$ (61,389)	$ 39,883,680	$ –
Royce Global Financial Services Fund	628,067	349,262	10,802,521	–	11,779,850	583,010
Royce International Premier Fund	1,099,928	(63,700,347)	(1,320,793)	(28,006,797)	(91,928,009)	–
Royce Micro-Cap Fund	–	6,714,279	81,227,188	–	87,941,467	–
Royce Pennsylvania Mutual Fund	2,749,132	22,669,287	629,218,983	–	654,637,402	–
Royce Premier Fund	417,941	9,952,422	626,710,499	(2,042)	637,078,820	–
Royce Small-Cap Opportunity Fund	51,547	18,437,678	247,263,959	–	265,753,184	–
Royce Small-Cap Special Equity Fund	–	2,582,276	190,194,183	(110,454)	192,666,005	–
Royce Small-Cap Total Return Fund	10,727,553	14,315,916	175,429,506	–	200,472,975	–
Royce Small-Cap Value Fund	132,038	696,522	34,182,330	(33,201)	34,977,689	–
Royce Smaller-Companies Growth Fund	508,605	(14,348,935)	39,744,966	(126,586)	25,778,050	6,222,844

[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships, underlying investments and mark-to-market of Passive Foreign Investment Companies.
[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. This column also includes passive activity losses and 857 (b)(9) adjustments.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2023, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses and publicly traded partnerships. Results of operations and net assets were not affected by these reclassifications.

PAID-IN
	TOTAL DISTRIBUTABLE EARNINGS (LOSS)	CAPITAL
Royce Dividend Value Fund	$ –	$ –
Royce Global Financial Services Fund	–	–
Royce International Premier Fund	–	–
Royce Micro-Cap Fund	1,629,124	(1,629,124)
Royce Pennsylvania Mutual Fund	–	–
Royce Premier Fund	4,674	(4,674)
Royce Small-Cap Opportunity Fund	–	–
Royce Small-Cap Special Equity Fund	–	–
Royce Small-Cap Total Return Fund	–	–
Royce Small-Cap Value Fund	–	–
Royce Smaller-Companies Growth Fund	–	–

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2020 – 2023) and has concluded that as of December 31, 2023, no provision for income tax is required in the Funds’ financial statements.

Transactions in Affiliated Companies:

An “Affiliated Company,” as defined in the 1940 Act, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2023:

						CHANGE IN NET
		MARKET			REALIZED	UNREALIZED			MARKET
	SHARES	VALUE	COSTS OF	PROCEEDS	GAIN	APPRECIATION	DIVIDEND	SHARES	VALUE
AFFILIATED COMPANY [1]	12/31/22	12/31/22	PURCHASES	FROM SALES	(LOSS)	(DEPRECIATION)	INCOME	12/31/23	12/31/23
Royce International Premier Fund
UNITED KINGDOM – 2.4%
Restore [2]	4,729,458	$18,868,340	$ 9,237,940	$ 8,052,309	$(3,178,273)	$ (4,700,678)	$ 577,315	n/a	n/a
		18,868,340			(3,178,273)	(4,700,678)	577,315
Royce Small-Cap Opportunity Fund
CONSUMER DISCRETIONARY – 0.6%
TEXTILES, APPAREL & LUXURY GOODS – 0.6%
Lakeland Industries [3]	273,810	3,641,673	2,403,553	154,371	32,269	2,187,755	43,817	437,480	$8,110,879
		3,641,673			32,269	2,187,755	43,817		8,110,879
INDUSTRIALS – 0.6%
CONSTRUCTION & ENGINEERING – 0.6%
Limbach Holdings [2,4]	654,981	6,818,352	–	10,839,548	6,703,829	4,453,793	–	n/a	n/a
		6,818,352			6,703,829	4,453,793	–

78 | The Royce Funds 2023 Annual Report to Shareholders

Transactions in Affiliated Companies (continued):

						CHANGE IN NET
		MARKET			REALIZED	UNREALIZED			MARKET
	SHARES	VALUE	COSTS OF	PROCEEDS	GAIN	APPRECIATION	DIVIDEND	SHARES	VALUE
AFFILIATED COMPANY [1]	12/31/22	12/31/22	PURCHASES	FROM SALES	(LOSS)	(DEPRECIATION)	INCOME	12/31/23	12/31/23
Royce Small-Cap Opportunity Fund (continued)
INFORMATION TECHNOLOGY – 0.7%
COMMUNICATIONS EQUIPMENT – 0.0%
PCTEL [2]	1,044,693	$ 4,492,180	$ 165,529	$ 7,336,754	$ 837,396	$ 1,841,649	$ 172,125	n/a	n/a
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT – 0.2%
Amtech Systems [2,4]	663,484	5,042,478	477,207	95,804	(131,006)	(2,385,005)	–	n/a	n/a
TECHNOLOGY HARDWARE, STORAGE &
PERIPHERALS– 0.5%
Intevac [3,4]	968,302	6,264,914	1,640,572	–	–	(2,096,161)	–	1,344,751	$ 5,809,325
		15,799,572			706,390	(2,639,517)	172,125		5,809,325
		26,259,597			7,442,488	4,002,031	215,942		13,920,204
Royce Small-Cap Special Equity Fund
CONSUMER DISCRETIONARY– 4.5%
AUTO COMPONENTS – 4.5%
Standard Motor Products [2]	1,188,000	41,342,400	2,844,284	14,529,115	(1,780,124)	7,374,310	1,107,655	n/a	n/a
		41,342,400			(1,780,124)	7,374,310	1,107,655
INDUSTRIALS – 2.7%
MACHINERY – 2.7%
Gencor Industries [3,4]	1,066,000	10,766,600	–	2,259,411	(327,983)	6,508,194	–	910,000	14,687,400
Hurco Companies [2]	580,000	15,155,400	–	5,908,182	(3,537,553)	770,865	281,088	n/a	n/a
		25,922,000			(3,865,536)	7,279,059	281,088		14,687,400
INFORMATION TECHNOLOGY – 3.3%
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT – 3.3%
NVE Corporation [3]	371,500	24,054,625	68,050	4,185,657	913,378	4,756,999	1,394,500	326,500	25,607,395
		24,054,625			913,378	4,756,999	1,394,500		25,607,395
		91,319,025			(4,732,282)	19,410,368	2,783,243		40,294,795
Royce Small-Cap Total Return Fund
FINANCIALS – 4.7%
FINANCIAL SERVICES – 1.3%
NewtekOne [2]	471,100	7,655,375	15,300,758	7,701,253	(678,074)	(1,310,659)	746,026	n/a	n/a
INSURANCE – 3.4%
International General Insurance Holdings [3]	2,747,997	21,983,976	3,593,972	5,660,127	1,254,707	13,272,611	116,110	2,674,312	34,445,139
		29,639,351			576,633	11,961,952	862,136		34,445,139

[1]	Percentages represent the percentages of the investments in the Affiliated Companies of the Fund's net assets.
[2]	Not an Affiliated Company as of December 31, 2023.
[3]	As of December 31, 2023, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

[4]	Non-income producing.

New Accounting Pronouncements and Regulations:

On October 26, 2022, the SEC adopted rule and form amendments which require open-end mutual funds to transmit streamlined annual and semi-annual reports to shareholders that highlight key information to investors. In connection with these amendments, certain information that was previously disclosed in fund shareholder reports will instead be made available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024, and will have no effect on the Funds' accounting policies or financial statements.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

The Royce Funds 2023 Annual Report to Shareholders | 79

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and Shareholders of Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Micro-Cap Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Opportunity Fund, Royce Small-Cap Special Equity Fund, Royce Small-Cap Total Return Fund, Royce Small-Cap Value Fund and Royce Smaller-Companies Growth Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Micro-Cap Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Opportunity Fund, Royce Small-Cap Special Equity Fund, Royce Small-Cap Total Return Fund, Royce Small-Cap Value Fund and Royce Smaller-Companies Growth Fund (constituting The Royce Fund, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 20, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

80 | The Royce Funds 2023 Annual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some fund share classes, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period ended December 31, 2023. Service, Consultant and R Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses

The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2023, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual rate of return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)
							Net Annualized
	Beginning Account	Ending Account Value	Expenses Paid During	Beginning Account	Ending Account Value	Expenses Paid During	Operating Expense
	Value 7/1/23	12/31/23	the Period[1]	Value 7/1/23	12/31/23	the Period[1]	Ratio[2]
Investment Class
Royce Dividend Value Fund	$1,000.00	$1,096.91	$5.76	$1,000.00	$1,019.71	$5.55	1.09%
Royce International Premier Fund	1,000.00	1,032.04	6.15	1,000.00	1,019.16	6.11	1.20%
Royce Micro-Cap Fund	1,000.00	1,090.42	6.53	1,000.00	1,018.95	6.31	1.24%
Royce Pennsylvania Mutual Fund[3]	1,000.00	1,097.78	4.97	1,000.00	1,020.47	4.79	0.94%
Royce Premier Fund	1,000.00	1,071.85	6.21	1,000.00	1,019.21	6.06	1.19%
Royce Small-Cap Opportunity Fund	1,000.00	1,056.69	6.32	1,000.00	1,019.06	6.21	1.22%
Royce Small-Cap Special Equity Fund	1,000.00	1,046.14	6.29	1,000.00	1,019.06	6.21	1.22%
Royce Small-Cap Total Return Fund	1,000.00	1,138.77	6.52	1,000.00	1,019.11	6.16	1.21%
Royce Small-Cap Value Fund	1,000.00	1,162.75	6.76	1,000.00	1,018.95	6.31	1.24%
Royce Smaller-Companies Growth Fund	1,000.00	1,015.24	6.30	1,000.00	1,018.95	6.31	1.24%
Service Class
Royce Dividend Value Fund	1,000.00	1,098.29	7.09	1,000.00	1,018.45	6.82	1.34%
Royce Global Financial Services Fund	1,000.00	1,118.01	7.95	1,000.00	1,017.69	7.58	1.49%
Royce International Premier Fund	1,000.00	1,030.30	7.37	1,000.00	1,017.95	7.32	1.44%
Royce Micro-Cap Fund	1,000.00	1,089.17	7.85	1,000.00	1,017.69	7.58	1.49%
Royce Pennsylvania Mutual Fund[3]	1,000.00	1,096.34	6.60	1,000.00	1,018.90	6.36	1.25%
Royce Premier Fund	1,000.00	1,069.42	7.77	1,000.00	1,017.69	7.58	1.49%
Royce Small-Cap Opportunity Fund	1,000.00	1,055.30	7.72	1,000.00	1,017.69	7.58	1.49%
Royce Small-Cap Special Equity Fund	1,000.00	1,044.89	7.68	1,000.00	1,017.69	7.58	1.49%
Royce Small-Cap Total Return Fund	1,000.00	1,138.72	8.03	1,000.00	1,017.69	7.58	1.49%
Royce Small-Cap Value Fund	1,000.00	1,162.01	8.12	1,000.00	1,017.69	7.58	1.49%
Royce Smaller-Companies Growth Fund	1,000.00	1,014.24	7.56	1,000.00	1,017.69	7.58	1.49%
Consultant Class
Royce Micro-Cap Fund	1,000.00	1,085.06	11.77	1,000.00	1,013.91	11.37	2.24%
Royce Pennsylvania Mutual Fund[3]	1,000.00	1,092.29	10.23	1,000.00	1,015.43	9.86	1.94%
Royce Premier Fund	1,000.00	1,065.68	11.66	1,000.00	1,013.91	11.37	2.24%
Royce Small-Cap Opportunity Fund	1,000.00	1,051.53	11.58	1,000.00	1,013.91	11.37	2.24%
Royce Small-Cap Special Equity Fund	1,000.00	1,040.96	11.52	1,000.00	1,013.91	11.37	2.24%
Royce Small-Cap Total Return Fund	1,000.00	1,133.63	12.05	1,000.00	1,013.91	11.37	2.24%

The Royce Funds 2023 Annual Report to Shareholders | 81

Understanding Your Fund’s Expenses (unaudited) (continued)

		ACTUAL		HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)
	Beginning Account	Ending Account Value	Expenses Paid During	Beginning Account	Ending Account Value	Expenses Paid During	Net Annualized Operating Expense
	Value 7/1/23	12/31/23	the Period[1]	Value 7/1/23	12/31/23	the Period[1]	Ratio[2]
Institutional Class
Royce Global Financial Services Fund	$1,000.00	$1,118.17	$7.96	$1,000.00	$1,017.69	$7.58	1.49%
Royce International Premier Fund	1,000.00	1,032.71	5.33	1,000.00	1,019.96	5.30	1.04%
Royce Pennsylvania Mutual Fund	1,000.00	1,097.90	4.81	1,000.00	1,020.62	4.63	0.91%
Royce Premier Fund	1,000.00	1,072.20	5.90	1,000.00	1,019.51	5.75	1.13%
Royce Small-Cap Opportunity Fund	1,000.00	1,057.28	5.81	1,000.00	1,019.56	5.70	1.12%
Royce Small-Cap Special Equity Fund	1,000.00	1,047.15	5.88	1,000.00	1,019.46	5.80	1.14%
Royce Small-Cap Total Return Fund	1,000.00	1,138.96	6.09	1,000.00	1,019.51	5.75	1.13%
Royce Smaller-Companies Growth Fund	1,000.00	1,016.52	6.30	1,000.00	1,018.95	6.31	1.24%
R Class
Royce Small-Cap Opportunity Fund	1,000.00	1,053.35	9.57	1,000.00	1,015.88	9.40	1.85%
Royce Small-Cap Total Return Fund	1,000.00	1,135.88	10.23	1,000.00	1,015.63	9.65	1.90%

[1]	Expenses are equal to the Fund's net annualized operating expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).
[2]	Net annualized operating expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to Alliance Trust Company, as trustee. If these fees were included above, your costs would be higher.

Federal Tax Information

In January 2024, taxable shareholders that opted out of e-delivery were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2023. Shareholders who elected e-delivery have received electronic notification of the form being available for download via their Online Account Access.

2023 Supplemental Tax Information:

	% QDI	% U.S. GOVT INCOME	% INCOME QUALIFYING FOR DRD	LONG-TERM CAPITAL GAIN DISTRIBUTION OR MAXIMUM ALLOWABLE (OOO’S)
Royce Dividend Value Fund	100.00%	N/A	93.55%	$ 6,143
Royce Global Financial Services Fund	100.00%	N/A	21.78%	1,318
Royce International Premier Fund	95.96%	N/A	0.00%	–
Royce Micro-Cap Fund	0.00%	N/A	0.00%	20,633
Royce Pennsylvania Mutual Fund	100.00%	N/A	100.00%	78,911
Royce Premier Fund	100.00%	N/A	100.00%	93,233
Royce Small-Cap Opportunity Fund	100.00%	N/A	100.00%	51,901
Royce Small-Cap Special Equity Fund	100.00%	N/A	100.00%	29,149
Royce Small-Cap Total Return Fund	59.87%	N/A	30.62%	48,406
Royce Small-Cap Value Fund	100.00%	N/A	99.57%	6,898
Royce Smaller-Companies Growth Fund	0.00%	N/A	0.00%	–

Definitions:

% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.

% U.S. Govt Income: % of investment income paid from U.S. Government obligations.

% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

Foreign Tax Credit:

For the year ended December 31, 2023, Royce International Premier Fund had elected to pass through the credit for tax paid in foreign countries. The net foreign source income and foreign tax per share outstanding on the dividend distribution date are as follows:

NET FOREIGN	NET FOREIGN SOURCE
SOURCE INCOME	INCOME PER SHARE	FOREIGN TAX	FOREIGN TAX PER SHARE
$11,490,353	$0.2790	$1,560,781	$0.0379

82 | The Royce Funds 2023 Annual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Christopher D. Clark, Trustee 1, President

Age: 58  | Number of Funds Overseen: 16  | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee

Age: 75  | Number of Funds Overseen: 16  | Tenure: Since 2009

Non-Royce Directorships: Trustee of Voya Mutual Funds

Principal Occupation(s) During Past 5 Years: Consultant and President, Ravengate Partners LLC (since 2000). Formerly Director, Wisconsin Energy Corp. (until 2022).

Christopher C. Grisanti, Trustee

Age: 62  | Number of Funds Overseen: 16  | Tenure: Since 2017

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Equity Strategist and Senior Portfolio Manager, MAI Capital Management LLC (investment advisory firm) (since May 2020). Formerly Co-Founder and Chief Executive Officer, Grisanti Capital Management LLC (investment advisory firm) (from 1999 to 2020); Director of Research and Portfolio Manager, Spears Benzak, Salomon & Farrell (from 1994 to 1999); and Senior Associate, Simpson, Thacher & Bartlett (law firm) (from 1988 to 1994).

Cecile B. Harper, Trustee

Age: 60  | Number of Funds Overseen: 16  | Tenure: Since 2020

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Financial Officer and Chief Operating Officer, College Foundation at the University of Virginia (since October 2019). Formerly Board Member, Pyramid Peak Foundation (January 2012 to 2022); Board Member, Regional One Health Foundation (from June 2013 to September 2019); and Principal, Southeastern Asset Management (from December 1993 to September 2019).

Arthur S. Mehlman, Trustee3

Age: 81  | Number of Funds Overseen: 16  | Tenure: Since 2004

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Director, University of Maryland Foundation (non-profits). Formerly Director/Trustee, registered investment companies constituting the Legg Mason Funds (from 2002 to June 2021); Director, The League for People with Disabilities, Inc. (from June 2003 to June 2018); Director, Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director, University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Director, Maryland Business Roundtable for Education (from July 1984 to June 2002); and Partner, KPMG LLP (international accounting firm) (from 1972 to 2002).

G. Peter O’Brien, Trustee

Age: 78  | Number of Funds Overseen: 71  | Tenure: Since 2001

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 55 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus, Colgate University (since 2005); and Emeritus Board Member, Hill House, Inc. (since 2019). Formerly Director, TICC Capital Corp. (from 2003-2017); Trustee, Colgate University (from 1996 to 2005); President, Hill House, Inc. (from 2001 to 2005); Board Member, Hill House, Inc. (from 1999 to 2019); Director, Bridges School (from 2006 to 2018); and Managing Director/ Equity Capital Markets Group, Merrill Lynch & Co. (from 1971 to 1999).

Julia W. Poston, Trustee2

Age: 63  | Number of Funds Overseen: 16  | Tenure: Since 2023

Non-Royce Directorships: Ohio National Fund, Inc. and The James Advantage Funds

Principal Occupation(s) During Past Five Years: Director, Member of Nominating/Governance Committee, and Chair of Audit Committee, Al. Neyer Corporation (since 2020); Director, Member of Governance Committee, and Chair of Audit Committee, Master Fluid Solutions (since 2021); Trustee and Chair of Finance/Audit Committee, Cincinnati Museum Center (non-profit) (since 2015); and Director and Founder, Cincinnati Women’s Executive Forum (non-profit) (since 2010). Formerly Senior Client Partner (2002-2020) and Assurance Practice Group Leader for Ohio Valley Region (2014-2019), Ernst & Young, LLP (international accounting and services firm); and Audit Partner, Arthur Andersen LLP (international accounting and services firm) (1982-2002).

Michael K. Shields, Trustee

Age: 65  | Number of Funds Overseen: 16  | Tenure: Since 2015

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer, Piedmont Trust Company (privately-owned North Carolina trust company) (since February 2012); Chairman, UNC Charlotte Investment Fund Board (since February 2016); and Chairman, Halftime Carolinas Board (since February 2011). Formerly Owner, Shields Advisors (investment consulting firm) (from April 2010 to June 2012); President and Chief Executive Officer, Eastover Capital Management (2005-2007); President and Chief Executive Officer, Campbell, Cowperthwait (investment subsidiary of U.S. Trust Corporation) (1997-2002); and equity portfolio manager and co-manager of Quality Growth Team, Scudder, Stevens and Clark (1992-1997).

Francis D. Gannon, Vice President

Age: 56  | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President

Age: 61  | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer

Age: 57  | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer

Age: 56  | Tenure: 1996-2001 and Since 2002

Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

John P. Schwartz, Chief Compliance Officer

Age: 52  | Tenure: Since 2022

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since May 2022) and Associate General Counsel and Compliance Officer of Royce (since March 2013).

[1]	Interested Trustee.

[2]	Became a Trustee effective as of the close of business on July 12, 2023.
[3]	Retired as Trustee effective as of the close of business on December 31, 2023.
Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.royceinvest.com or by calling (800) 221-4268.

The Royce Funds 2023 Annual Report to Shareholders | 83

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2023, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2023 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2500 Index is an index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the largest 1,000 publicly traded U.S. companies in the Russell 3000 Index. Securities are weighted based on their style score. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This material is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization weighted index of global small-cap stocks, excluding the United States. The S&P 500 Index tracks the stock performance of 500 of the largest companies listed on stock exchanges in the U.S. The Nasdaq Composite Index is a market capitalization-weighted index of more than 3,700 stocks listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. Beta is a measure of the volatility or risk of an investment compared to the market as a whole. Alpha describes an investment strategy’s ability to beat the market. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. For the Morningstar Small Blend Category: © 2023 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Cyclical and Defensive are defined as follows: Cyclical: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials. Defensive: Consumer Staples, Health Care, Real Estate, and Utilities. Return on Invested Capital is calculated by dividing a company’s past 12 months of operating income (earnings before interest and taxes) by its average invested capital (total equity, less cash and cash equivalents, plus total debt, minority interest, and preferred stock). Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments are usually denominated in foreign currencies and such Funds do not intend to hedge their foreign currency exposures, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. Certain Funds invest a significant portion of their assets in a limited number of stocks or focus their investments in a particular sector or industry, which may involve considerably more risk than a more broadly diversified portfolio because they may be more susceptible to any single corporate, economic, political, regulatory, or market event. (Please see “Primary Risks for Fund Investors” and “Investing in Foreign Securities” in the prospectus.) A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.royceinvest.com. All publicly released material Fund information is disclosed by the Funds on their website at www.royceinvest.com. The Royce Funds is a service mark of The Royce Fund Distributor: Royce Fund Services, LLC

84  | The Royce Funds 2023 Annual Report to Shareholders

Notes to Performance and Other Important Information (continued)

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

●	the Funds’ future operating results,

●	the prospects of the Funds’ portfolio companies,

●	the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

●	the ability of the Funds’ portfolio companies to achieve their objectives.

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.royceinvest.com, by calling (800) 221-4268 (tollfree), and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

Upcoming Name Change for Royce Pennsylvania Mutual Fund

Effective May 1, 2024, the name of Royce Pennsylvania Mutual Fund will change to Royce Small-Cap Fund and its investment policies will be amended to require the Fund to invest, under normal circumstances, at least 80% of the value of its net assets in equity securities of small-cap companies (i.e., those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution).

The Royce Funds 2023 Annual Report to Shareholders  | 85

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Contact Us

GENERAL INFORMATION
General Royce Funds information including:

•	How to open an account

•	An overview of our firm and Funds

•	Ordering literature including Prospectuses

  (800) 221-4268

ACCOUNT INFORMATION

Speak with a representative about:

•	Your account, transactions, and forms

  (800) 841-1180

FINANCIAL ADVISORS, CONSULTANTS,
AND INSTITUTIONS

Speak with your regional Royce contact regarding:

•	Scheduling a meeting or call

•	Information about our firm, strategies, and Funds

•	Resources for financial professionals, such as portfolio attribution reports

(800) 337-6923

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OE-REP-1223

Item 2.	Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the Registrant did not: (i) amend any provision of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions or (ii) grant any waiver, including an implicit waiver, from a provision of such code of ethics to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
Item 3.	Audit Committee Financial Expert.
(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert serving on its audit committee.
(a)(2)	Arthur S. Mehlman,[1] Patricia W. Chadwick, and Julia W. Poston[2] were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004, April 8, 2010, and July 13, 2023, respectively. Mr. Mehlman, Ms. Chadwick, and Ms. Poston are “independent” as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).
Item 4.	Principal Accountant Fees and Services.
(a)	Audit Fees:

Year ended December 31, 2023 - $312,006

Year ended December 31, 2022 - $294,345

(b)	Audit-Related Fees:

Year ended December 31, 2023 - $0

Year ended December 31, 2022 - $0

(c)	Tax Fees:

Year ended December 31, 2023 - $131,320 – Preparation of tax returns and excise tax review

Year ended December 31, 2022 - $123,886 – Preparation of tax returns and excise tax review

(d)	All Other Fees:

Year ended December 31, 2023 - $0

Year ended December 31, 2022 - $0

(e)(1)	Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or its investment adviser and its affiliates for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees associated with them. Any subsequent revision to already pre-approved services or fees are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant and/or its investment adviser and its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (i.e., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be

[1] Retired as Director effective as of the close of business December 31, 2023.

[2] Became a Director effective as of the close of business on July 12, 2023.

included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant's Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, only the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Audit Committee. The Registrant’s independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that the required pre-approval has been obtained from an individual member of the Audit Committee who is an independent Board member or the Chairman of the Audit Committee, as applicable. Each member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable
(f)	Not Applicable
(g)	Year ended December 31, 2023 - $131,320
Year ended December 31, 2022 - $123,886
(h)	No such services were rendered during 2023 or 2022.
Item 5.	Audit Committee of Listed Registrants. Not Applicable.
Item 6.	Investments.
(a)	See Item 1.
(b)	Not Applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the period covered by this report.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits. Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act.

(a)(3) Not Applicable.

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the 1940 Act.

[Signature page to follow.]

Pursuant to the requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY: /s/Christopher D. Clark

Christopher D. Clark

President

Date: February 24, 2024

Pursuant to the requirements of the Exchange Act and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND	THE ROYCE FUND

BY: /s/Christopher D. Clark	BY: /s/Peter K. Hoglund
Christopher D. Clark	Peter K. Hoglund
President	Treasurer

Date: February 24, 2024	Date: February 24, 2024